As filed with the Securities and Exchange Commission on July 3, 2024

Registration Nos.: 033-23166

811-05624

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 263	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 264	☒

Morgan Stanley Institutional Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1585 Broadway

New York, New York 10036

(Address of Principal Executive Office)

Registrant’s Telephone Number, Including Area Code: (800) 869-6397

Mary E. Mullin, Esq.
1633 Broadway

New York, New York 10019

(Name and Address of Agent for Service)

Copy to:

Mark F. Parise, Esq.	Allison Fumai, Esq.
Morgan, Lewis and Bockius LLP	Dechert LLP
One State Street	1095 Avenue of the Americas
Hartford, CT 06103	New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date), pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Morgan Stanley Institutional Fund, Inc.
International Equity Portfolios
American Resilience Portfolio
Global Franchise Portfolio
Global Stars Portfolio
International Equity Portfolio
International Resilience Portfolio

Prospectus   |   July 3, 2024

Share Class and Ticker Symbol
Fund	Class I	Class A	Class L	Class C	Class R6
American Resilience Portfolio	MSBVX	MSCUX	—	MSBWX	MSBQX
Global Franchise Portfolio	MSFAX	MSFBX	MSFLX	MSGFX	MGISX
Global Stars Portfolio	MGQIX	MGQAX	MGQLX	MSGQX	MGQSX
International Equity Portfolio	MSIQX	MIQBX	MSQLX	MSECX	MIQPX
International Resilience Portfolio	MSDKX	MSDFX	—	MSDEX	MSCZX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in a  Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in a  Fund involves investment risks, and you may lose money in the Fund.
MSIFIEPRO 6/24 REV 7/24

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
American Resilience Portfolio
Investment Objective
The American Resilience Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any shares of the Fund and/or certain other Morgan Stanley Funds already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction amounts to $50,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 52 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees  (fees paid directly from your investment)

	Class I	Class A	Class C	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	1.00%[1]	1.00%[2]	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class R6
Advisory Fee	0.55%	0.55%	0.55%	0.55%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	28.89%	33.02%	33.03%	32.81%
Total Annual Fund Operating Expenses[3]	29.44%	33.82%	34.58%	33.36%
Fee Waiver and/or Expense Reimbursement[3]	28.74%	32.77%	32.78%	32.71%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.70%	1.05%	1.80%	0.65%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$72	$4,803	$7,505	$10,214
Class A	$626	$5,507	$7,979	$10,054
Class C	$283	$5,365	$7,935	$10,020
Class R6	$66	$5,194	$7,826	$10,077

1

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
American Resilience Portfolio (Con’t)

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$72	$4,803	$7,505	$10,214
Class A	$626	$5,507	$7,979	$10,054
Class C	$183	$5,365	$7,935	$10,020
Class R6	$66	$5,194	$7,826	$10,077
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 12 months, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I, 1.05% for Class A, 1.80% for Class C and 0.65% for Class R6. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was  35% of the average value of its portfolio.
Principal Investment Strategies
The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), seek to invest in high quality companies that they believe can generate sustainably high returns on operating capital with dominant market positions due to powerful, hard-to-replicate intangible assets - notably brands, networks, licenses and patents - and pricing power, resulting in high gross margins. The Adviser and/or Sub-Adviser also seek to identify capable management teams able to allocate capital effectively to grow the franchise, maintain the intangible assets and sustain and/or improve the returns on operating capital.
As an integrated part of the investment process, the Adviser and/or Sub-Adviser assess relevant factors material to long-term sustainably high returns on operating capital, including environmental, social and governance (“ESG”) factors, and seek to engage with companies as part of this. Subject to the Fund’s investment objective, the Adviser and/or Sub-Adviser retain discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser consider material risks or opportunities in any of the ESG areas which could threaten or enhance high returns on operating capital of a company.
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in the securities of U.S. issuers. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund may invest up to 20% of its net assets in the securities of non-U.S. issuers.
The Adviser and/or Sub-Adviser rely on their research capabilities, analytical resources and judgment to identify and monitor high quality businesses meeting their investment criteria. The Adviser and/or Sub-Adviser believe that the number of issuers with high quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies.
The Fund’s equity investments may include convertible securities. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria or that replacing the holding with another investment should improve the Fund’s valuation and/or quality.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
2

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary
American Resilience Portfolio (Con’t)
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•
Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political conditions and public health conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline.

•
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•
Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•
Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•
Non-Diversification. The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer’s securities or that portfolio investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•

ESG Investment Risk. To the extent that financially material environmental, social and/or governance (“ESG”) issues are considered as an integrated component of the investment decision-making process, investment performance of the Fund may be impacted and may differ from similar strategies that do not consider such issues. The Adviser’s and/or Sub-Adviser’s  ESG analysis may be subjective, may rely on limited data, and may change over time.

•
Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivatives transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

3

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
American Resilience Portfolio (Con’t)

•
Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of  the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance for one year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of an index intended to measure broad market performance. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-869-6397.
4

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary
American Resilience Portfolio (Con’t)
Annual Total Returns—Calendar Years

High Quarter	12/31/23	9.24%
Low Quarter	09/30/23	-2.76%
The year-to-date total return as of March 31, 2024 was 5.72%.
Average Annual Total Returns
(for the calendar periods ended December 31, 2023)

	Past One Year	Since Inception
Class I (commenced operations on 7/29/2022)
Return Before Taxes	19.54%	7.96%
Return After Taxes on Distributions[1]	19.18%	7.73%
Return After Taxes on Distributions and Sale of Fund Shares	11.82%	6.09%
Class A (commenced operations on 7/29/2022)
Return Before Taxes	12.89%	3.61%
Class C (commenced operations on 7/29/2022)
Return Before Taxes	17.21%	6.79%
Class R6 (commenced operations on 7/29/2022)
Return Before Taxes	19.60%	8.00%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[2]	26.29%	12.52%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The Standard & Poor’s 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an Index.
3	Since Inception reflects the inception date of the Fund.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Limited.
Portfolio Managers. The Fund is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
William D. Lock	Managing Director of MSIM Limited	Since Inception
Bruno Paulson	Managing Director of MSIM Limited	Since Inception
Nic Sochovsky	Managing Director of MSIM Limited	Since Inception
Marcus Watson	Managing Director of MSIM Limited	Since Inception
Alex Gabriele	Managing Director of MSIM Limited	Since Inception
Richard Perrott	Executive Director of MSIM Limited	Since Inception
Purchase and Sale of Fund Shares
The minimum initial investment generally is $1 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund.  To purchase Class R6 shares, an investor must meet a minimum initial investment of $5 million or be a defined contribution,
5

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
American Resilience Portfolio (Con’t)
defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account, whether or not  such plan is qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a  Financial Intermediary (such as a bank), the Adviser  and/or the Distributor may pay the Financial  Intermediary for the sale of Fund shares and related  services. These payments, which may be significant in  amount, may create a conflict of interest by influencing  the Financial Intermediary and your salesperson to recommend  the Fund over another investment. Ask  your salesperson or visit your Financial Intermediary’s  web site for more information.
6

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
Global Franchise Portfolio
Investment Objective
The Global Franchise Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any shares of the Fund and/or certain other Morgan Stanley Funds already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction, amounts to $50,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 52 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees  (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	1.00%[1]	None	1.00%[2]	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class R6
Advisory Fee	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.19%	0.19%	0.19%	0.18%	0.10%
Total Annual Fund Operating Expenses	0.92%	1.17%	1.67%	1.91%	0.83%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$94	$293	$509	$1,131
Class A	$638	$877	$1,135	$1,871
Class L	$170	$526	$907	$1,976
Class C	$294	$600	$1,032	$2,040
Class R6	$85	$265	$460	$1,025

7

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
Global Franchise Portfolio (Con’t)

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$94	$293	$509	$1,131
Class A	$638	$877	$1,135	$1,871
Class L	$170	$526	$907	$1,976
Class C	$194	$600	$1,032	$2,040
Class R6	$85	$265	$460	$1,025
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 12 months, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, sustainable competitive advantages, capable management and financial strength. Under normal market conditions, the Fund invests in securities of issuers from at least three different countries, which may include the United States.
The Adviser and/or Sub-Adviser seek to invest in high quality companies they believe have strong business franchises, strong cash flows, modest capital requirements, strong balance sheets, capable management, and that typically return cash to shareholders. The franchise focus of the Fund is based on the Adviser’s and/or Sub-Adviser’s belief that the intangible assets underpinning a strong business franchise (such as brands and networks) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.
As an integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to long-term sustainably high returns on operating capital including environmental, social and governance (ESG) factors and seeks to engage with companies as part of this. Subject to the Fund’s investment objective the Adviser and/or Sub-Adviser retains discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser considers material risks or opportunities in any of the ESG areas which could threaten or enhance high returns on operating capital of a company.
The Adviser and/or Sub-Adviser rely on their research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting their investment criteria. The Adviser and/or Sub-Adviser believe that the number of issuers with strong business franchises meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund’s equity investments may include convertible securities.
The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria or that replacing the holding with another investment should improve the Fund’s valuation and/or quality.
The Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•
Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political conditions and public health

8

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary
Global Franchise Portfolio (Con’t)

conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline.

•
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•
Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of  the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•
Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

9

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
Global Franchise Portfolio (Con’t)

•
Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivatives transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•
Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•
Global Franchise Companies.  Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect global franchise companies and may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of companies.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•
Non-Diversification. The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer’s securities or that portfolio investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•

ESG Investment Risk. To the extent that financially material environmental, social and/or governance (“ESG”) issues are considered as an integrated component of the investment decision-making process, investment performance of the Fund may be impacted and may differ from similar strategies that do not consider such issues. The Adviser’s and/or Sub-Adviser’s  ESG analysis may be subjective, may rely on limited data, and may change over time.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
10

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary
Global Franchise Portfolio (Con’t)
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of an index intended to measure broad market performance. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C  and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-869-6397.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	15.77%
Low Quarter	03/31/20	-13.07%
The year-to-date total return as of March 31, 2024 was 4.95%.
Average Annual Total Returns
(for the calendar periods ended  December 31, 2023)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 11/28/2001)
Return Before Taxes	16.42%	11.50%	9.68%	10.91%
Return After Taxes on Distributions[1]	15.88%	10.75%	8.62%	9.96%
Return After Taxes on Distributions and Sale of Fund Shares	10.10%	9.09%	7.66%	9.28%
Class A (commenced operations on 11/28/2001)
Return Before Taxes	10.08%	10.03%	8.81%	10.35%
Class L (commenced operations on 4/27/2012)
Return Before Taxes	15.57%	10.68%	8.86%	9.26%
Class C (commenced operations on 9/30/2015)
Return Before Taxes	14.29%	10.40%	N/A	9.99%[2]
Class R6 (commenced operations on 5/29/2015)
Return Before Taxes	16.52%	11.60%	N/A	10.08%
MSCI World Net Index (reflects no deduction for fees, expenses or taxes)[3]	23.79%	12.80%	8.60%	7.42%[4]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	Class C shares will generally automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.
3	The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class I.
11

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
Global Franchise Portfolio (Con’t)
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Limited.
Portfolio Managers. The Fund is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
William D. Lock	Managing Director of MSIM Limited	June 2009
Bruno Paulson	Managing Director of MSIM Limited	June 2009
Nic Sochovsky	Managing Director of MSIM Limited	December 2015
Marcus Watson	Managing Director of MSIM Limited	January 2013
Alex Gabriele	Managing Director of MSIM Limited	September 2017
Richard Perrott	Executive Director of MSIM Limited	September 2017
Purchase and Sale of Fund Shares
Morgan Stanley Institutional Fund, Inc. (the “Company”) has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $1 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund.  To purchase Class R6 shares, an investor must meet a minimum initial investment of $5 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account, whether or not such plan is qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a  Financial Intermediary (such as a bank), the Adviser  and/or the Distributor may pay the Financial  Intermediary for the sale of Fund shares and related  services. These payments, which may be significant in  amount, may create a conflict of interest by influencing  the Financial Intermediary and your salesperson to recommend  the Fund over another investment. Ask  your salesperson or visit your Financial Intermediary’s  web site for more information.
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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
Global Stars Portfolio
Investment Objective
The Global Stars Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any shares of the Fund and/or certain other Morgan Stanley Funds already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction, amounts to $50,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 52 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees  (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	1.00%[1]	None	1.00%[2]	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class R6
Advisory Fee[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.50%	0.56%	0.62%	0.53%	0.42%
Total Annual Fund Operating Expenses[4]	1.15%	1.46%	2.02%	2.18%	1.07%
Fee Waiver and/or Expense Reimbursement[4]	0.35%	0.31%	0.37%	0.28%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	0.80%	1.15%	1.65%	1.90%	0.75%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$82	$331	$599	$1,366
Class A	$636	$934	$1,253	$2,154
Class L	$168	$598	$1,054	$2,318
Class C	$293	$655	$1,144	$2,309
Class R6	$77	$309	$559	$1,277
13

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
Global Stars Portfolio (Con’t)

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$82	$331	$599	$1,366
Class A	$636	$934	$1,253	$2,154
Class L	$168	$598	$1,054	$2,318
Class C	$193	$655	$1,144	$2,309
Class R6	$77	$309	$559	$1,277
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 12 months, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Advisory Fee has been restated to reflect the decrease in the advisory fee schedule effective on June 27, 2024.
4	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A, 1.65% for Class L, 1.90% for Class C and 0.75% for Class R6. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the decrease in the expense limitation arrangement effective on June 27, 2024.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34%  of the average value of its portfolio.
Principal Investment Strategies
The Adviser and/or the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), seek to identify securities of issuers located throughout the world, including developed and emerging market countries, that they believe are “Stars,” which for this purpose are growth-oriented high quality compounders, that is, high quality companies characterized by difficult to replicate intangible assets (such as intellectual property, brands, or network effects) with a large growth opportunity and high returns on incremental operating capital employed. The Adviser and/or Sub-Adviser also seek to identify capable management teams able to allocate incremental capital effectively to grow the franchise, maintain the intangible assets and sustain or improve returns on operating capital.
As a part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors (risks and opportunities) material to growth potential and generating high returns on incremental operating capital over the long term, including, but not limited to, factors relating to investment in intangible assets, capability of management, potential for disruption, current and anticipated industry competition and environmental, social and governance (“ESG”) factors.
The Adviser and/or Sub-Adviser believe that the number of issuers with growing high-quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund’s equity investments, including depositary receipts, may include convertible securities. The Fund may invest in equity securities of companies of any market capitalization.
The Fund may utilize foreign currency forward exchange contracts, which are derivatives, for currency hedging purposes.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•
Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political conditions and public health conditions.  During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

14

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary
Global Stars Portfolio (Con’t)

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline.

•
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•
Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•
Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a  counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of  the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•
Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

15

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
Global Stars Portfolio (Con’t)

•
Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•
Non-Diversification. The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer’s securities or that portfolio investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•

ESG Investment Risk. To the extent that financially material environmental, social and/or governance (“ESG”) issues are considered as an integrated component of the investment decision-making process, investment performance of the Fund may be impacted and may differ from similar strategies that do not consider such issues. The Adviser’s and/or Sub-Adviser’s  ESG analysis may be subjective, may rely on limited data, and may change over time.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and ten year periods and since inception compare with those of one or more indexes intended to measure broad market performance. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund changed its name from Global Sustain Portfolio to Global Stars Portfolio effective June 27, 2024. Additionally, effective June 27, 2024, the Fund changed its primary benchmark to the MSCI All Country World Net Index because the Adviser believes it is a more appropriate benchmark for the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im  or by calling toll-free 1-800-869-6397.
Effective June 27, 2024, the Fund’s principal investment strategies changed. The performance information in the bar chart and table prior to that date reflects the Fund’s prior principal investment strategies.
16

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary
Global Stars Portfolio (Con’t)
Annual Total Returns—Calendar Years

High Quarter	06/30/20	17.74%
Low Quarter	03/31/20	-13.85%
The year-to-date total return as of March 31, 2024 was 6.14%.
Average Annual Total Returns
(for the calendar periods ended  December 31, 2023)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 8/30/2013)
Return Before Taxes	21.69%	11.54%	9.16%	10.12%
Return After Taxes on Distributions[1]	21.56%	11.11%	8.19%	9.18%
Return After Taxes on Distributions and Sale of Fund Shares	12.94%	9.16%	7.21%	8.08%
Class A (commenced operations on 8/30/2013)
Return Before Taxes	14.82%	9.95%	8.78%	9.18%
Class L (commenced operations on 8/30/2013)
Return Before Taxes	20.64%	10.57%	8.23%	9.19%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	19.35%	10.32%	N/A	8.59%[2]
Class R6 (commenced operations on 9/13/2013)
Return Before Taxes	21.75%	11.59%	9.21%	9.91%
MSCI All Country World Net Index (reflects no deduction for fees, expenses or taxes)[3]	22.20%	11.72%	7.93%	8.92%[4]
MSCI World Net Index (reflects no deduction for fees, expenses or taxes)[5]	23.79%	12.80%	8.60%	9.64%[4]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	Class C shares will generally automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.
3	The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class I.
5	The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or
17

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
Global Stars Portfolio (Con’t)
individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Limited.
Portfolio Managers. The Fund is managed by a member of the International Equity team. Information about the member responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
Alex Gabriele	Managing Director of MSIM Limited	September 2017
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $1 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund.  To purchase Class R6 shares, an investor must meet a minimum initial investment of $5 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account, whether or not such plan is qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a  Financial Intermediary (such as a bank), the Adviser  and/or the Distributor may pay the Financial  Intermediary for the sale of Fund shares and related  services. These payments, which may be significant in  amount, may create a conflict of interest by influencing  the Financial Intermediary and your salesperson to recommend  the Fund over another investment. Ask  your salesperson or visit your Financial Intermediary’s  web site for more information.
18

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
International Equity Portfolio
Investment Objective
The International Equity Portfolio (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any shares of the Fund and/or certain other Morgan Stanley Funds already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction, amounts to $50,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 52 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees  (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	1.00%[1]	None	1.00%[2]	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class R6
Advisory Fee	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.22%	0.33%	0.29%	0.52%	0.13%
Total Annual Fund Operating Expenses[3]	1.02%	1.38%	1.84%	2.32%	0.93%
Fee Waiver and/or Expense Reimbursement[3]	0.07%	0.08%	0.04%	0.27%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.95%	1.30%	1.80%	2.05%	0.91%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
19

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
International Equity Portfolio (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$97	$318	$556	$1,241
Class A	$650	$932	$1,233	$2,089
Class L	$183	$575	$992	$2,155
Class C	$308	$699	$1,216	$2,399
Class R6	$93	$294	$513	$1,141

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$97	$318	$556	$1,241
Class A	$650	$932	$1,233	$2,089
Class L	$183	$575	$992	$2,155
Class C	$208	$699	$1,216	$2,399
Class R6	$93	$294	$513	$1,141
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 12 months, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I, 1.30% for Class A, 1.80% for Class L, 2.05% for Class C and 0.91% for Class R6. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28%  of the average value of its portfolio.
Principal Investment Strategies
The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), seek long-term capital appreciation by investing in a diversified portfolio of equity securities of non-U.S. issuers based on fundamental analysis and individual stock selection.
Utilizing a bottom-up approach to investing, the Adviser and/or Sub-Adviser look to invest in two types of stocks: reasonably priced high quality compounders, companies characterized by their ability to generate sustainably high returns on capital, and value opportunities, which are typically more cyclical companies with reasonable or improving fundamentals trading at a sufficient discount to intrinsic value to compensate for their greater levels of risk.
The Adviser and/or Sub-Adviser conduct in-depth fundamental research on a stock by stock basis to determine if it represents a high quality compounder or value opportunity, assessing a company’s franchise, management and financial strength, and emphasize cash flow-based-metrics rather than accounting numbers to determine intrinsic value. The Adviser and/or Sub-Adviser also seek capable company management teams that have a history of disciplined capital allocation.
The Adviser and/or Sub-Adviser believe that a portfolio consisting of both types of stocks, with the flexibility to adjust the mix between the two dependent on company valuation and prospects, has the potential to generate attractive long-term returns for investors.
As an integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to long-term returns on operating capital including environmental, social, and governance (“ESG”) factors and seeks to engage with companies as part of this. Subject to the Fund’s investment objective, the Adviser and/or Sub-Adviser retains discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser considers material risks or opportunities in any of the ESG areas which could threaten or enhance the long-term sustainability or direction of a company’s returns.
20

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary
International Equity Portfolio (Con’t)
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund’s equity investments may include convertible securities.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•
Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political conditions and public health conditions.  During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline.

•
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•
Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•
Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of

21

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
International Equity Portfolio (Con’t)

foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of  the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•
Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•
Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivatives transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•
ESG Investment Risk. To the extent that financially material environmental, social and/or governance (“ESG”) issues are considered as an integrated component of the investment decision-making process, investment performance of the Fund may be impacted and may differ from similar strategies that do not consider such issues. The Adviser’s and/or Sub-Adviser’s  ESG analysis may be subjective, may rely on limited data, and may change over time.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
22

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary
International Equity Portfolio (Con’t)
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of an index intended to measure broad market performance. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C  and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-869-6397.
Annual Total Returns—Calendar Years

High Quarter	06/30/20	18.33%
Low Quarter	03/31/20	-20.42%
The year-to-date total return as of March 31, 2024 was 2.43%.
Average Annual Total Returns
(for the calendar periods ended  December 31, 2023)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 8/4/1989)
Return Before Taxes	16.91%	6.99%	3.40%	7.64%
Return After Taxes on Distributions[1]	15.81%	5.53%	2.21%	6.22%
Return After Taxes on Distributions and Sale of Fund Shares	10.93%	5.53%	2.62%	6.28%
Class A (commenced operations on 1/2/1996)
Return Before Taxes	10.27%	5.56%	2.52%	6.42%
Class L (commenced operations on 6/14/2012)
Return Before Taxes	15.80%	6.09%	2.53%	5.16%
Class C (commenced operations on 4/30/2015)
Return Before Taxes	14.56%	5.82%	N/A	2.47%[2]
Class R6 (commenced operations on 9/13/2013)
Return Before Taxes	16.96%	7.02%	3.44%	4.06%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[3]	18.24%	8.16%	4.28%	4.71%[4]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	Class C shares will generally automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.
3	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class I.
23

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
International Equity Portfolio (Con’t)
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Limited.
Portfolio Managers. The Fund is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
William D. Lock	Managing Director of MSIM Limited	May 1999
Bruno Paulson	Managing Director of MSIM Limited	June 2009
Nic Sochovsky	Managing Director of MSIM Limited	December 2015
Marcus Watson	Managing Director of MSIM Limited	January 2013
Alex Gabriele	Managing Director of MSIM Limited	September 2017
Richard Perrott	Executive Director of MSIM Limited	September 2017
Purchase and Sale of Fund Shares
The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.
The minimum initial investment generally is $1 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund.  To purchase Class R6 shares, an investor must meet a minimum initial investment of $5 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account, whether or not  such plan is qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a  Financial Intermediary (such as a bank), the Adviser  and/or the Distributor may pay the Financial  Intermediary for the sale of Fund shares and related  services. These payments, which may be significant in  amount, may create a conflict of interest by influencing  the Financial Intermediary and your salesperson to recommend  the Fund over another investment. Ask  your salesperson or visit your Financial Intermediary’s  web site for more information.
24

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
International Resilience Portfolio
Investment Objective
The International Resilience Portfolio (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any shares of the Fund and/or certain other Morgan Stanley Funds already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction amounts to $50,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 52 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.
Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
Shareholder Fees  (fees paid directly from your investment)

	Class I	Class A	Class C	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	1.00%[1]	1.00%[2]	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class R6
Advisory Fee	0.70%	0.70%	0.70%	0.70%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	18.72%	22.65%	22.67%	22.48%
Total Annual Fund Operating Expenses[3]	19.42%	23.60%	24.37%	23.18%
Fee Waiver and/or Expense Reimbursement[3]	18.57%	22.40%	22.42%	22.38%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.85%	1.20%	1.95%	0.80%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$3,570	$6,121	$9,897
Class A	$641	$4,460	$6,990	$10,183
Class C	$298	$4,295	$6,958	$10,200
Class R6	$82	$4,074	$6,747	$10,175

25

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
International Resilience Portfolio (Con’t)

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$3,570	$6,121	$9,897
Class A	$641	$4,460	$6,990	$10,183
Class C	$198	$4,295	$6,958	$10,200
Class R6	$82	$4,074	$6,747	$10,175
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 12 months, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I, 1.20% for Class A, 1.95% for Class C and 0.80% for Class R6. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was  25% of the average value of its portfolio.
Principal Investment Strategies
The Adviser and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited (“MSIM Limited”), seek to invest primarily in high quality non-U.S. companies that they believe can generate sustainably high returns on operating capital with dominant market positions due to powerful, hard-to-replicate intangible assets - notably brands, networks, licenses and patents - and pricing power, resulting in high gross margins. The Adviser and/or Sub-Adviser also seek to identify capable management teams able to allocate capital effectively to grow the franchise, maintain the intangible assets and sustain and/or improve the returns on operating capital.
As an integrated part of the investment process, the Adviser and/or Sub-Adviser assess relevant factors material to long-term sustainably high returns on operating capital, including environmental, social and governance (“ESG”) factors, and seek to engage with companies as part of this. Subject to the Fund’s investment objective, the Adviser and/or Sub-Adviser retain discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser consider material risks or opportunities in any of the ESG areas which could threaten or enhance high returns on operating capital of a company.
The Adviser and/or Sub-Adviser rely on their research capabilities, analytical resources and judgment to identify and monitor high quality businesses meeting their investment criteria. The Adviser and/or Sub-Adviser believe that the number of issuers with high quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund’s equity investments may include convertible securities.
The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria or that replacing the holding with another investment should improve the Fund’s valuation and/or quality.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:
26

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary
International Resilience Portfolio (Con’t)

•
Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political conditions and public health conditions.  During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline.

•
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•
Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•
Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of  the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

27

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
International Resilience Portfolio (Con’t)

•
Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•
Non-Diversification. The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer’s securities or that portfolio investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•

ESG Investment Risk. To the extent that financially material environmental, social and/or governance (“ESG”) issues are considered as an integrated component of the investment decision-making process, investment performance of the Fund may be impacted and may differ from similar strategies that do not consider such issues. The Adviser’s and/or Sub-Adviser’s  ESG analysis may be subjective, may rely on limited data, and may change over time.

•
Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivatives transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance for one year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of an index intended to measure broad market performance. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-869-6397.
28

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary
International Resilience Portfolio (Con’t)
Annual Total Returns—Calendar Years

High Quarter	03/31/23	12.91%
Low Quarter	09/30/23	-9.70%
The year-to-date total return as of March 31, 2024 was 2.87%.
Average Annual Total Returns
(for the calendar periods ended  December 31, 2023)

	Past One Year	Since Inception
Class I (commenced operations on 7/29/2022)
Return Before Taxes	16.54%	9.46%
Return After Taxes on Distributions[1]	16.12%	9.18%
Return After Taxes on Distributions and Sale of Fund Shares	10.34%	7.33%
Class A (commenced operations on 7/29/2022)
Return Before Taxes	9.97%	5.04%
Class C (commenced operations on 7/29/2022)
Return Before Taxes	14.33%	8.27%
Class R6 (commenced operations on 7/29/2022)
Return Before Taxes	16.60%	9.50%
MSCI All Country World ex USA Net Index (reflects no deduction for fees, expenses or taxes)[2]	15.62%	10.38%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Limited.
Portfolio Managers. The Fund is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Sub-Adviser	Date Began Managing Fund
William D. Lock	Managing Director of MSIM Limited	Since Inception
Bruno Paulson	Managing Director of MSIM Limited	Since Inception
Nic Sochovsky	Managing Director of MSIM Limited	Since Inception
Marcus Watson	Managing Director of MSIM Limited	Since Inception
Alex Gabriele	Managing Director of MSIM Limited	Since Inception
Richard Perrott	Executive Director of MSIM Limited	Since Inception
29

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary
International Resilience Portfolio (Con’t)
Purchase and Sale of Fund Shares
The minimum initial investment generally is $1 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund.  To purchase Class R6 shares, an investor must meet a minimum initial investment of $5 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account, whether or not  such plan is qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a  Financial Intermediary (such as a bank), the Adviser  and/or the Distributor may pay the Financial  Intermediary for the sale of Fund shares and related  services. These payments, which may be significant in  amount, may create a conflict of interest by influencing  the Financial Intermediary and your salesperson to recommend  the Fund over another investment. Ask  your salesperson or visit your Financial Intermediary’s  web site for more information.
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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds
American Resilience Portfolio
Investment Objective
The American Resilience Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser and Sub-Adviser seek long-term capital appreciation by investing in equity securities of high-quality companies in the U.S.
Process
The Adviser and/or Sub-Adviser seek to invest in high quality companies that they believe can generate sustainably high returns on operating capital with dominant market positions due to powerful, hard-to-replicate intangible assets - notably brands, networks, licenses and patents - and pricing power, resulting in high gross margins. The Adviser and/or Sub-Adviser also seek to identify capable management teams able to allocate capital effectively to grow the franchise, maintain the intangible assets and sustain and/or improve the returns on operating capital.
As an integrated part of the investment process, the Adviser and/or Sub-Adviser assess relevant factors material to long-term sustainably high returns on operating capital, including ESG factors, and seek to engage with companies as part of this. Subject to the Fund’s investment objective, the Adviser and/or Sub-Adviser retain discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser consider material risks or opportunities in any of the ESG areas which could threaten or enhance high returns on operating capital of a company.
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in the securities of U.S. issuers. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund may invest up to 20% of its net assets in the securities of non-U.S. issuers.
An issuer is considered to be within the United States if it meets the following test: (i) its securities are traded on a recognized stock exchange in the United States; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenues or profits from either goods produced, sales made or services performed in the United States; (iii) it is organized or has a principal office in the United States; or (iv) it has at least 50% of its assets, core business operations and/or employees in the United States.
The Adviser and/or Sub-Adviser rely on their research capabilities, analytical resources and judgment to identify and monitor high quality businesses meeting their investment criteria. The Adviser and/or Sub-Adviser believe that the number of issuers with high quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies.
The Fund’s equity investments may include convertible securities. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria or that replacing the holding with another investment should improve the Fund’s valuation and/or quality.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds
Global Franchise Portfolio
Investment Objective
The Global Franchise Portfolio seeks long-term capital appreciation.
Approach
The Adviser and Sub-Adviser seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, sustainable competitive advantages, capable management and financial strength. The Adviser and/or Sub-Adviser emphasize individual stock selection and seek to identify high quality companies located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Fund invests in securities of issuers from at least three different countries, which may include the United States.
Process
The Adviser and/or Sub-Adviser seek to invest in high quality companies they believe have strong business franchises, strong cash flows, modest capital requirements, strong balance sheets, capable management, and that typically return cash to shareholders. The franchise focus of the Fund is based on the Adviser’s and/or Sub-Adviser’s belief that the intangible assets underpinning a strong business franchise (such as brands and networks) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.
As an integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to long-term sustainably high returns on operating capital including ESG factors and seeks to engage with companies as part of this. Subject to the Fund’s investment objective the Adviser and/or Sub-Adviser retains discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser considers material risks or opportunities in any of the ESG areas which could threaten or enhance high returns on operating capital of a company.
The Adviser and/or Sub-Adviser rely on their research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Adviser and/or Sub-Adviser believe that the number of issuers with strong business franchises meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund’s equity investments may include convertible securities.
The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria or that replacing the holding with another investment should improve the Fund’s valuation and/or quality
The Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.
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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds
Global Stars Portfolio
Investment Objective
The Global Stars Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser and/or Sub-Adviser seek long-term capital appreciation by investing primarily in equity securities of growth-oriented high-quality companies located throughout the world, including developed and emerging market countries - specifically, quality growth  compounders, that is, growing companies with high returns or growing companies with a visible pathway to high returns.
Process
The Adviser and/or Sub-Adviser seek to identify securities of issuers located throughout the world, including developed and emerging market countries, that they believe are “Stars,” which for this purpose are growth-oriented high quality compounders, that is, high quality companies characterized by difficult to replicate intangible assets (such as intellectual property, brands or network effects) with a large growth opportunity and high returns on incremental operating capital employed. The Adviser and/or Sub-Adviser also seek to identify capable management teams able to allocate incremental capital effectively to grow the franchise, maintain the intangible assets and sustain or improve returns on operating capital.
As a part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors (risks and opportunities) material to growth potential and generating high returns on incremental operating capital over the long term, including, but not limited to, factors relating to investment in intangible assets, capability of management, potential for disruption, current and anticipated industry competition and ESG factors.
Under normal market conditions, the Fund invests in securities of issuers from at least three different countries, which may include the United States.
The Adviser and/or Sub-Adviser believe that the number of issuers with growing high-quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund’s equity investments, including depositary receipts, may include convertible securities. The Fund may invest in equity securities of companies of any market capitalization.
The Fund may utilize foreign currency forward exchange contracts, which are derivatives, for currency hedging purposes.
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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds
International Equity Portfolio
Investment Objective
The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.
Approach
The Adviser and Sub-Adviser seek long-term capital appreciation by investing in a diversified portfolio of equity securities of non-U.S. issuers based on fundamental analysis and individual stock selection.
Process
Utilizing a bottom-up approach to investing, the Adviser and/or Sub-Adviser look to invest in two types of stocks: reasonably priced high quality compounders, companies characterized by their ability to generate sustainably high returns on operating capital, and value opportunities which are typically more cyclical companies with reasonable or improving fundamentals trading at a sufficient discount to intrinsic value to compensate for their greater levels of risk.
The Adviser and/or Sub-Adviser conduct in-depth fundamental research on a stock by stock basis to determine if it represents a high quality compounder or value opportunity, assessing a company’s franchise, management and financial strength, with a focus on cash flow-based-metrics rather than accounting numbers to determine intrinsic value. The Adviser and/or Sub-Adviser also seek capable company management teams that have a history of disciplined capital allocation.
The Adviser and/or Sub-Adviser believe that a portfolio consisting of both types of stocks, with the flexibility to adjust the mix between the two dependent on company valuation and prospects, has the potential to generate attractive long-term returns for investors.
As an integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to long-term returns on operating capital including ESG factors and seeks to engage with companies as part of this. Subject to the Fund’s investment objective, the Adviser and/or Sub-Adviser retains discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser considers material risks or opportunities in any of the ESG areas which could threaten or enhance the long-term sustainability or direction of a company’s returns.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund’s equity investments may include convertible securities.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Details of the Funds
International Resilience Portfolio
Investment Objective
The International Resilience Portfolio seeks long-term capital appreciation.
The Fund’s investment objective may be changed by the Company’s Board of Directors without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Adviser and Sub-Adviser seek long-term capital appreciation by investing primarily in equity securities of high-quality non-U.S. companies.
Process
The Adviser and/or Sub-Adviser  seek to invest primarily in high quality non-U.S. companies that they believe can generate sustainably high returns on operating capital with dominant market positions due to powerful, hard-to-replicate intangible assets - notably brands, networks, licenses and patents - and pricing power, resulting in high gross margins. The Adviser and/or Sub-Adviser also seek to identify capable management teams able to allocate capital effectively to grow the franchise, maintain the intangible assets and sustain and/or improve the returns on operating capital.
As an integrated part of the investment process, the Adviser and/or Sub-Adviser assess relevant factors material to long-term sustainably high returns on operating capital, including ESG factors, and seek to engage with companies as part of this. Subject to the Fund’s investment objective, the Adviser and/or Sub-Adviser retain discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund’s portfolio, but instead the Adviser and/or Sub-Adviser consider material risks or opportunities in any of the ESG areas which could threaten or enhance high returns on operating capital of a company.
The Adviser and/or Sub-Adviser rely on their research capabilities, analytical resources and judgment to identify and monitor high quality businesses meeting their investment criteria. The Adviser and/or Sub-Adviser believe that the number of issuers with high quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund’s equity investments may include convertible securities.
The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria or that replacing the holding with another investment should improve the Fund’s valuation and/or quality.
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.
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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks

This section discusses additional information relating to Fund investment strategies, other types of investments that the Funds may make and related risk factors. “Fund” as used herein and under “Additional Information About Fund Investment Strategies and Related Risks” refers to each Fund listed on the cover page of this Prospectus (unless otherwise noted). In addition, references to the “Adviser”    under “Additional Information About Fund Investment Strategies and Related Risks” refer to the Adviser and/or Sub-Adviser. Fund investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

There is no assurance that the Fund will achieve its investment objectives. The Fund’s share price and yield will fluctuate with changes in the market value and/or yield of the Fund’s portfolio securities. Neither the value nor the yield of the  U.S. government securities in which the Fund invests (or the value or yield of the Fund’s shares) is guaranteed by the  U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly,  you can lose money investing in this Fund.
Economies and financial markets worldwide have recently experienced periods of increased volatility, uncertainty, distress, government spending, inflation and disruption to consumer demand, economic output and supply chains. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time.
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies (including those which may be managed by the Adviser or its affiliates), limited partnership interests and other specialty securities having equity features. Many factors affect the value of equity securities, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally.  Certain Funds  may invest in equity securities that are publicly traded on securities exchanges or  over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities.
The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.
During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.
Depositary Receipts
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the
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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Fixed-Income Securities
Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage-backed securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy changes and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).
Securities with longer  durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region or market may adversely impact other companies and issuers in a different country, region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in expected inflation rates may adversely affect market and economic conditions, the Fund’s investments and an investment in the Fund. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing political, social and economic risks to the Fund. The  Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund’s investments.
ESG Investment Risk
To the extent that financially material ESG issues are considered as an integrated component of the investment decision-making process, investment performance of the Fund may be impacted and may differ from similar strategies that do not consider such issues. The Adviser’s ESG analysis may be subjective, may rely on limited data, and may change over time.
Foreign Investing
To the extent that the Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Fund’s securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for the Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Also, the growing  interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, tariffs, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, which could result in losses to the Fund and increased transaction costs, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign
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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. The Fund’s investments in foreign securities are subject to trade laws of and potential economic sanctions by  the United States and other jurisdictions. These laws and related governmental actions, including counter-sanctions and other retaliatory measures, can, from time to time, prevent or prohibit the Fund from investing in certain foreign securities. In addition, economic sanctions could prohibit the Fund from transacting with particular countries, organizations, companies, entities and/or individuals by banning them from global payment systems that facilitate cross-border payments, restricting their ability to settle securities transactions, and freezing their assets. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value of securities issued by the sanctioned country or companies located in, or economically linked to, the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in, or economically linked to, the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Economic sanctions or other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, increase the Fund’s transaction costs, make the Fund’s investments more difficult to value or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. Even if the Fund does not have significant investments in securities affected by sanctions, sanctions or the threat of sanctions may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, including through global supply chain disruptions, increased inflationary pressures, and reduced economic activity, which could have a negative effect on the Fund’s performance. In addition, trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the Fund are difficult to predict.
In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
Sovereign Debt Obligations
Certain Funds  may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries has at times increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.
Foreign Currency Forward Contracts
In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency
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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Emerging Market Securities
Certain Funds  may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a  counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to seek to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
China Risk
Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and  a Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund’s investments. In addition, certain securities are, or may in the future become restricted, and/or sanctioned by the U.S. government or other governments and a Fund may be forced to sell such restricted securities and incur a loss as a result. These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for Chinese investments.
The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility (caused by, among other things, military, diplomatic, or trade conflicts), and potentially fewer investment opportunities for the Fund. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region may have impacts on the economy of Hong Kong, and these impacts remain uncertain.
Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing
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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of China and Hong Kong, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns. Because certain transactions through Stock Connect may not be subject to certain investor protection programs, the Fund may be exposed to the risks of default of the broker(s) it engages in its trading in China A Shares.
Variable Interest Entities. The Fund could seek to gain economic exposure to certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies. More specifically, in a VIE structure, a China-based operating company (“Operating Company”) typically establishes an offshore shell company (“Shell Company”) in another jurisdiction, such as the Cayman Islands, which generally does not conduct operations but enters into service and other contracts with the Operating Company and issues shares on a foreign exchange, like the New York Stock Exchange or Hong Kong Exchange. U.S. investors, such as the Fund, would hold stock in the Shell Company with contractual arrangements with a VIE based in China rather than hold stock in the Operating Company and the Shell Company does not typically own stock or other equity in the Operating Company. Thus, VIE structures and these contractual arrangements are not equivalent to equity ownership in the Operating Company, which presents additional risks. Certain Chinese companies have used VIEs to facilitate foreign investment because of Chinese governmental prohibitions or restrictions on non-Chinese ownership (e.g., by U.S. persons and entities) of companies in certain industries in China. Through a VIE arrangement, the Operating Companies indirectly raise capital from U.S. investors (such as a Fund) without distributing ownership of the Operating Companies to such U.S. investors.
Investments in  VIEs are subject to unique risks in addition to those generally associated with investments in China. For example, breaches of the contractual arrangements, changes in Chinese law or regulation with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended would likely adversely materially affect the Operating Company’s performance and an investment in the Shell Company. In addition, VIE structures are also subject to the risk of inconsistent and unpredictable application of Chinese law and regulations, that the Shell Company could be limited in its ability to control, or may lose control over, the Operating Company, and that the equity owners of the Operating Company might have interests conflicting with those of the Shell Company’s investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities could take positions that result in increased tax liabilities. Thus, investors, such as the Fund, face risks and uncertainty about future actions or intervention by the government of China or other similar developments (such as changes in regulations, laws and judicial decisions or interpretations), which could occur at any time and without advance notice and which could suddenly and significantly affect VIE structures, the Operating Companies and the Shell Companies (such as impacting or limiting the enforceability of the Shell Company’s contractual arrangements with the Operating Company or restricting the listing of the shares of the offshore entity). If any of these or similar risks materialize, the value and liquidity of the Fund’s investments in the Shell Company would likely be significantly adversely affected, causing a Fund to incur significant losses with no recourse available.
Although the China Securities Regulatory Commission published its position that it does not object to the use of VIE structures for Operating Companies to raise capital from non-Chinese investors, there is no guarantee that the Chinese government or Chinese regulator or court will not determine that these arrangements are inconsistent with Chinese laws or regulations or otherwise interfere with the operation of or disallow VIE structures or that this published position will remain unchanged. Intervention by the Chinese government with respect to VIE structures could materially adversely affect the Operating Company’s performance, the enforceability of the Shell Company’s contractual arrangements with the Operating Company and the value of the Shell Company’s shares. Further, if the Chinese government or other regulatory or judicial authority determines that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to prohibitions on foreign ownership, the Operating Company could be subject to penalties, revocation of business and operating licenses or forfeiture of ownership interests. Much of the value of an investment in the Shell Company depends on the enforceability of the contractual arrangements entered into as part of the VIE structure, which are generally less effective than direct ownership, and a Shell Company’s ability to exert any control over the Operating Company could be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached, or if the agreements are otherwise determined not to be enforceable. In addition, the Offshore Company could incur significant costs to seek to enforce the terms of these arrangements because of, among other things,
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Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
legal uncertainties and jurisdictional limits. If any of the foregoing or similar developments were to occur, the market value and liquidity of the associated investments would fall, causing substantial investment losses for investors with no recourse available.
Global Franchise Companies
Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect global franchise companies and may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of companies.
Investment Company Securities
Subject to the limitations set forth in the Investment Company Act of 1940 (“1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies, ETFs and money market funds (which may be managed by the Adviser or its affiliates). The market value of the shares of other investment companies may differ from the  NAV of the Fund. The shares of certain investment companies, principally closed-end investment companies frequently trade at a discount to their  NAV. As a shareholder in an investment company, the Fund would be subject to the risks associated with such investment company and bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments in other investment companies.
Non-Diversification Risk
Certain Funds are non-diversified, which means that a Fund may invest a greater percentage of their assets in a smaller number of issuers than diversified funds. The Fund that is classified as non-diversified may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of issuer’s securities or that portfolio that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.
Small and Mid Cap Companies
The Fund’s investments in small and mid cap companies carry more risk than investments in larger companies. While some of the Fund’s holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the OTC market. The low market liquidity of these securities may have an adverse impact on the Fund’s ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s securities. Investing in lesser-known, small and mid cap companies involves greater risk of volatility of the Fund’s NAV  than is customarily associated with larger, more established companies. In addition, at times, small and mid cap growth-oriented equity securities may underperform relative to the overall market. Growth stocks may trade at higher multiples of current earnings compared to other styles of investing (e.g., “value”), leading to inflated prices and thus potentially greater declines in value. Often small and mid cap companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. The shares of small and micro cap companies may be thinly traded and may be at risk of delisting from a securities exchange, making it difficult for the Fund to buy and sell shares of a particular small and micro cap company.
REITs and Foreign Real Estate Companies
Investing in  real estate investment trusts (“REITs”) and foreign real estate companies exposes investors to the risks of owning real estate directly and investing in companies in the real estate industry, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values, and the demand for real estate and rental property.
Operating  REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of a Fund. The value of REIT and foreign real estate company securities will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may be subject to mortgage loans and the underlying mortgage loans may be subject to the risks of default.
REITs may be more volatile and/or more illiquid than other types of securities, and publicly traded REIT and real estate company shares are also subject to risks associated with equity securities. In addition, individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers or tenants and self-liquidation.
REITs also must satisfy specific requirements of the Code  in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for  a Fund, including significantly reducing the return to the Fund
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on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments when the Fund invests in REITs and foreign real estate companies.
Derivatives
The Fund may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause  the Fund to liquidate portfolio positions when it may not be advantageous to do so, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Fund  may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which  the Fund has open positions in the futures contract.
Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the  counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and  the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded
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Additional Information About Fund Investment Strategies and Related Risks (Con’t)
primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.

Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.
CFDs. A CFD is a privately-negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.
Structured Investments.  Certain Funds also may invest a portion of  their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because  a Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing  a Fund’s illiquidity to the extent that a Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Exchange-Traded Funds
Certain Funds may invest in ETFs (including those which may be managed by the Adviser or its affiliates). ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of  ETF shares may differ from their NAV  because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate
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from those fees incurred directly by a Fund. Therefore, as a shareholder in an ETF, a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, shareholders will directly bear the expenses of their investment in a  Fund and indirectly bear the expenses of a Fund’s investments in ETFs with respect to investments in ETFs.  Further, certain ETFs in which  a Fund may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by  a Fund could result in losses on a Fund’s investment in ETFs.
IPOs
Certain Funds  may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition.  A Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.
Liquidity
Certain Funds may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to, among other developments, overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. Illiquidity can also be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.
Private Placements and Restricted Securities
Certain Funds’ investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Large Shareholder Transactions Risk
The  Fund may experience adverse effects when certain shareholders, or shareholders collectively, purchase or redeem large amounts of shares of the Fund. Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.  Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Active Management Risk
In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect a  Fund’s  performance.
The success or failure of such decisions will affect the Fund’s performance. In addition, it is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity and the Adviser may be restricted in its ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund’s flexibility with respect to buying or selling securities and may impair the Fund’s liquidity.
45

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Temporary Defensive Investments
Under adverse or unstable market conditions or abnormal circumstances or when the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may, in the discretion of the Adviser, take temporary positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to such conditions or circumstances. For example, the Fund may invest without limit in cash, cash equivalents or other fixed-income instruments for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, or during periods of temporary defensive or other temporary positions, such temporary investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Fund may engage in frequent trading of securities to achieve its investment objective.
Regulatory and Legal Risk
U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
The SEC has recently proposed amendments to Rule 22e-4 of the 1940 Act that, if adopted, would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments classified as illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.
46

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Management
Fund Management
Adviser
Morgan Stanley Investment Management Inc., with principal offices at 1585 Broadway, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31,  2024, the Adviser, together with its affiliated asset management companies, had approximately $1.5 trillion in assets under management or supervision.
A discussion regarding the Board of Directors’ approval of the Investment Advisory and Sub-Advisory Agreements, as applicable, is available in each Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2023.
Sub-Adviser
The Adviser has entered into a Sub-Advisory Agreement with MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Funds with investment advisory services subject to the overall supervision of the Adviser and the Company’s officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Funds.
Advisory Fees
For the fiscal year ended December 31, 2023, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
American Resilience	0.00%
Global Franchise	0.72%
Global Stars	0.45%
International Equity	0.77%
International Resilience	0.00%
The Adviser has agreed to reduce its advisory fee and/or reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each Fund to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year from the date of this Prospectus or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.  The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
A Fund’s annual operating expenses may vary throughout the period and from year to year. A Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.
47

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Portfolio Management
Portfolio Management

Fund	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class R6
American Resilience	0.70%	1.05%	N/A	1.80%	0.65%
Global Franchise	1.00%	1.35%	1.85%	2.10%	0.95%
Global Stars	0.80%	1.15%	1.65%	1.90%	0.75%
International Equity	0.95%	1.30%	1.80%	2.05%	0.91%
International Resilience	0.85%	1.20%	N/A	1.95%	0.80%
American Resilience Portfolio, Global Franchise Portfolio, Global Stars Portfolio, International Equity Portfolio and International Resilience Portfolio
Each Fund is managed by members of the International Equity team, which consists of portfolio managers. Except for the Global Stars Portfolio, current members of the team jointly and primarily responsible for the day-to-day management of each Fund are Messrs. Lock, Paulson, Sochovsky, Watson, Gabriele and Perrott. Mr. Gabriele is responsible for the day-to-day management of the Global Stars Portfolio.
Mr. Lock has been associated with MSIM Limited in an investment management capacity since 1994. Mr. Paulson has been associated with MSIM Limited in an investment management capacity since 2009. Mr. Sochovsky has been associated with MSIM Limited in an investment management capacity since 2015. Mr. Watson has been associated with MSIM Limited in an investment management capacity since 2008. Mr. Gabriele has been associated with MSIM Limited in an investment management capacity since 2012.  Mr. Perrott has been associated with MSIM Limited in an investment management capacity since 2015.
Each member of the team has both global sector research responsibilities and makes investment management decisions for each Fund.
The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The composition of the team may change from time to time.
48

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information
Shareholder Information
Share Class Arrangements
The Company has suspended offering Class L shares of the Funds for sale to all investors. The Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. Class L shares of the American Resilience Portfolio and International Resilience Portfolio are not being offered for sale at this time.
The Company currently offers investors Class I, Class A, Class C and Class R6 shares of each Fund. Class I and Class R6 shares of the Funds are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class R6 shares. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class R6 shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.
Minimum Investment Amounts
The minimum initial investment generally is $1 million for Class I shares and $1,000 for each of Class A and Class C shares of a Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with a Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of the Fund in additional shares of the same class of such Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser. Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other Financial Intermediary is specified. Any direct purchase received by the Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares of the same Fund.
Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Each Financial Intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. When purchasing shares through a Financial Intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your Financial Intermediary, including those regarding reductions of sales charges. Please consult your Financial Intermediary for more information.
Class R6 shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class R6 shares, an investor must meet a minimum initial investment of $5 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account, whether or not such plan is qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $5 million or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $5 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.
If the value of your account falls below the applicable minimum initial investment amount for a class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary
49

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of each Fund. The Distributor receives no compensation from the Funds for distributing Class I and Class R6 shares of the Funds. The Company has adopted a Shareholder Services Plan with respect to the Class A shares of each Fund and separate Distribution and Shareholder Services Plans with respect to the Class L and Class C shares of each Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L shares and Class C shares on an annualized basis, and (ii) a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis.
The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the NAV or the price  of a Fund. For more information, please see the Company’s SAI.
About Net Asset Value
The NAV of a class of shares of a Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, each Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser or Sub-Adviser  determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Company’s Board of Directors.
In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined in good faith using methods approved by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of a Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
The Funds rely on various sources to calculate their NAVs. The ability of a Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. A Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
50

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
A Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About Fund Investment Strategies and Related Risks” and “Investment Policies and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in a Fund.
Pricing of Fund Shares
You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Company determines the NAV for the Funds as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities, which are traded on exchanges other than the NYSE, may take place on days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities traded on other exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Company’s SAI.
How To Purchase Fund Shares
You may purchase shares of a Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from a Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Funds’ sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from a Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from a Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Financial Intermediary’s related policies and procedures.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From a Fund
Initial Purchase
You may open a new account, subject to acceptance by a Fund, and purchase shares of the Fund by completing and signing a New Account Application provided by SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”), the Company’s transfer agent or Eaton Vance Management, the Company’s co-transfer agent, which you can obtain by calling Morgan Stanley Shareholder Services and Eaton Vance Management at 1-800-869-6397 (our automated telephone system (which is generally accessible 24 hours a day, seven days a week)) and mailing it to Morgan Stanley Institutional Fund, Inc., c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.
51

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
After submitting a completed New Account Application to SS&C GIDS, you may wire Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Congress Street
Boston, MA 02114
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Fund Name, Account Number, Account Name)
Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other Financial Intermediary is specified (i.e., such purchasers are not eligible investors for Class C shares). Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares of the same Fund. In addition, Class C shares held in an account for which no broker-dealer or other financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares of the same Fund.
Additional Investments
You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from a Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. After mailing a “letter of instruction,” you may wire Federal Funds  by following the instructions under “Initial Purchase.”
Sales Charges Applicable to Purchases of Class A Shares
Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $50,000 and over.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and over*	0.00%	0.00%	0.00%
*	The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amounts of $1 million or more.
You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•	A single account (including an individual, a joint account, a trust or fiduciary account).

•	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•	An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•	An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 12 months after purchase. See “—How to Redeem Fund Shares” below for more information about how the CDSC is assessed.
In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:
52

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information
Shareholder Information (Con’t)

•
Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•
Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•	Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•
Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Company’s Directors.

•
Current or retired Directors or Trustees of the Morgan Stanley Funds (as defined below), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•
Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•	The reinvestment of dividends from Class A shares in additional Class A shares of the same Fund.

•
Current employees of financial intermediaries or their affiliates that have executed a selling agreement with the Distributor, such persons’ spouses, children under the age of 21, and trust accounts for which any such person is a beneficiary, as permitted by internal policies of their employer.

•	Investment and institutional clients of the Adviser and its affiliates.

•	Direct purchases of shares by accounts where no financial intermediary is specified.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.  For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix  A attached to this Prospectus.
Combined Purchase Privilege
You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio.
Right of Accumulation
Your sales charge may be reduced if you invest $50,000 or more in a single transaction, calculated as follows:
the NAV of Class A shares of a Fund being purchased plus the total of the NAV of any shares of the Fund and any other Morgan Stanley Multi-Class Fund held in Related Accounts as of the transaction date.
For purposes of this calculation, holdings of the following Morgan Stanley Funds are excluded: Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio and Morgan Stanley Money Market Funds (as defined herein). Shares of Morgan Stanley Money Market Funds that you acquired in a prior exchange of shares of the Fund or shares of another Morgan Stanley Multi-Class Fund, (other than Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio) are included in the Class A share right of accumulation.
Notification
You must notify your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Company’s transfer agent, SS&C GIDS, or Eaton Vance Management, the Fund’s co-transfer agent, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
In order to obtain a reduced sales charge for Class A shares of a Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Company’s transfer agent, if you purchase shares of a Fund directly through the Company) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in a prior exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.
Letter of Intent
The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of a Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio, within a 13-month period. The initial purchase of Class A shares of  a Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.
You should retain any records necessary to substantiate historical costs because a Fund, SS&C GIDS and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free 1-800-869-6397. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.
Conversion Features
A shareholder currently holding Class A shares of a Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of a Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of a Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of a Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for a 12-month period.
After eight years, Class  C shares of a Fund generally will convert automatically to Class A shares of a Fund with no initial sales charge, provided that a Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.
In addition, Class C shares held in an account for which no broker-dealer or other Financial Intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares of the same Fund.
Furthermore, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the Fund in certain other circumstances, provided that a Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.
A conversion of shares of one class directly for shares of another class of the Fund normally should not be taxable for federal income tax purposes.
Please ask your financial advisor if you are eligible for converting a class of shares pursuant to these conversion features. A conversion feature’s availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform. Shareholders should
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Shareholder Information (Con’t)
carefully review information in this Prospectus regarding share class features, including conversions and exchanges, or contact their financial advisor for more information. You should talk to your tax advisor before making a conversion.
General
Shares of a Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by a Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Company has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Funds, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Company may suspend the offering of shares, or any class of shares, of a Fund or reject any purchase orders when we think it is in the best interest of the Fund.
Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.
With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o SS&C Global Investor and Distribution Solutions, Inc.  P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;
(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
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Shareholder Information (Con’t)
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling Morgan Stanley Shareholder Services  to opt out of such privileges. You may request a redemption of shares of a Fund by calling Morgan Stanley Shareholder Services at 1-800-869-6397 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley (or its affiliates) nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Shareholder Services  by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by Morgan Stanley Shareholder Services  between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact Morgan Stanley Shareholder Services  at 1-800-869-6397.
Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds (as defined below) has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-6397. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
CDSC Waivers on Class A and Class C Shares
The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•
Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•
Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59  ½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59  ½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•
Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-869-6397.
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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
Redemption Proceeds
Each Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds.
Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Company or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If a Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Reinstatement Privilege
If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of a Fund you redeemed from or another Morgan Stanley Multi-Class Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. For requests for reinvestment sent to a Fund’s transfer agent, the request must be in writing. At the time of a reinvestment, you or your Financial Intermediary must notify a Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.
Exchange Privilege
You may exchange shares of any class of a Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Class L shares of a Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any class of a Fund for shares of Morgan Stanley U.S. Government Money Market Trust (a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio are not subject to a sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Ultra-Short Income Portfolio). Class L shares of a Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call Morgan Stanley Shareholder Services at 1-800-869-6397. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies, investment minimums and applicable sales charges, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class L shares as noted above).
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Company’s transfer agent, SS&C GIDS, or Eaton Vance Management, the Company’s co-transfer agent, by mail to Morgan Stanley Institutional Fund, Inc., c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-869-6397.
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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
There are special considerations when you exchange Class A and Class C shares of a Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other funds of the Company; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of a Fund, will also be counted; however, if you sell shares of (a) such other funds of the Company; (b) the Morgan Stanley Multi-Class Fund; or (c) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. A Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. A Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.
In addition, a Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.
The Company discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Company’s Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Company’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Company’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Company (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Company’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.
With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Company relies on the Financial Intermediary to monitor frequent short-term trading within a Fund by the Financial Intermediary’s customers. However, each Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. A Fund may use this information to help
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Shareholder Information (Con’t)
identify and prevent market-timing activity in the Fund. There can be no assurance that a Fund will be able to identify or prevent all market-timing activities.
Dividends and Distributions
Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of  an annual dividend and to distribute net realized capital gains, if any, at least annually.
The Funds automatically reinvest all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to a Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
If any distribution check remains uncashed for six months, Morgan Stanley reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested. For accounts held directly with a Fund’s transfer agent for which the shareholder has elected to receive distributions via check, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.
Inactive Accounts and Risk of Escheatment
In accordance with state “unclaimed property” laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state (also known as “escheatment”) under various circumstances. These circumstances, which vary by state, can include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), uncashed checks or a combination of these. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds or your Financial Intermediary. Since states’ statutory requirements regarding inactivity differ, it is important to regularly contact your Financial Intermediary or the Funds’ transfer agent. The process described above, and the application of state escheatment laws, may vary by state and/or depending on how shareholders hold their shares in the Funds.
It is your responsibility to ensure that you maintain a valid mailing address for your account, keep your account active by contacting your Financial Intermediary or the Funds’ transfer agent (e.g., by mail or telephone), and promptly cash all checks for dividends, capital gains and redemptions. Neither the Funds nor the Adviser will be liable to shareholders or their representatives for good faith compliance with escheatment laws.
For more information, please contact us at 1-888-378-1630.
Taxes
The dividends and distributions you receive from a Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Fund that are attributable to “qualified dividends” received by the Fund may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts), if certain requirements are met by the Fund and the shareholders. “Qualified dividends” include dividends distributed by U.S. and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including passive foreign investment companies). Dividends paid by a Fund not attributable to “qualified dividends” received by a Fund, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Fund) is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A Fund (other than the American Resilience Portfolio) may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.
If you redeem shares of a Fund, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Fund for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.
If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals,
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estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
The Funds (or their administrative agent) are required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The Funds may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Funds with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in
60

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.
61

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
The Company currently consists of the following funds:
U.S. Equity
Advantage Portfolio
American Resilience Portfolio*
Growth Portfolio
Inception Portfolio
Permanence Portfolio*
US Core Portfolio*
Vitality Portfolio*
Global and International Equity
Asia Opportunity Portfolio*
Counterpoint Global Portfolio*
Developing Opportunity Portfolio*
Emerging Markets ex China Portfolio*
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Global Concentrated Portfolio*
Global Core Portfolio*
Global Endurance Portfolio*
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio*
Global Stars Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Resilience Portfolio*
Next Gen Emerging Markets Portfolio
Passport Overseas Equity Portfolio
Listed Real Asset
Global Focus Real Estate Portfolio*
Global Infrastructure Portfolio
Global Real Estate Portfolio
U.S. Focus Real Estate Portfolio*
U.S. Real Estate Portfolio
Asset Allocation
Multi-Asset Real Return Portfolio*
The Company has suspended offering Class L shares of each fund to all investors.

* The American Resilience, Asia Opportunity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Global Concentrated, Global Core, Global Endurance, Global Focus Real Estate, Global Permanence, International Resilience, Multi-Asset Real Return, Permanence, Emerging Markets ex China, US Core, U.S. Focus Real Estate and Vitality Portfolios do not offer Class L shares.

62

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
Financial Highlights
The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class R6 shares of each Fund, as applicable, for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for each class of shares of the Funds are based on the average net assets of such Fund for each of the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus.
63

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
American Resilience Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2023	Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.33	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10	0.04
Net Realized and Unrealized Gain (Loss)	1.72	(0.71)
Total from Investment Operations	1.82	(0.67)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	—
Net Asset Value, End of Period	$11.01	$9.33
Total Return(3)	19.54% (4)	(6.70)% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$952	$793
Ratio of Expenses Before Expense Limitation	29.44%	36.85% (6)
Ratio of Expenses After Expense Limitation	0.50% (7)(8)	0.70% (6)(8)
Ratio of Net Investment Income	0.95% (7)(8)	0.91% (6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (9)	0.00% (6)(9)
Portfolio Turnover Rate	35%	6% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)
Performance was positively impacted by approximately 0.22% for Class I shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class I shares would have been 19.32%. Refer to Note B in the Notes to Financial Statements.

(5)	Not annualized.
(6)	Annualized.
(7)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	0.70%	0.75%
(8)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(9)	Amount is less than 0.005%.

64

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
American Resilience Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2023	Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.31	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.06	0.02
Net Realized and Unrealized Gain (Loss)	1.73	(0.71)
Total from Investment Operations	1.79	(0.69)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	—
Net Asset Value, End of Period	$10.99	$9.31
Total Return(3)	19.20% (4)	(6.90)% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$55	$47
Ratio of Expenses Before Expense Limitation	33.82%	41.47% (6)
Ratio of Expenses After Expense Limitation	0.85% (7)(8)	1.05% (6)(8)
Ratio of Net Investment Income	0.61% (7)(8)	0.56% (6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (9)	0.00% (6)(9)
Portfolio Turnover Rate	35%	6% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)
Performance was positively impacted by approximately 0.22% for Class A shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class A shares would have been 18.98%. Refer to Note B in the Notes to Financial Statements.

(5)	Not annualized.
(6)	Annualized.
(7)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	1.05%	0.41%
(8)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(9)	Amount is less than 0.005%.

65

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
American Resilience Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2023	Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.29	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.71	(0.70)
Total from Investment Operations	1.69	(0.71)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	—
Net Asset Value, End of Period	$10.95	$9.29
Total Return(3)	18.21% (4)	(7.10)% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$55	$46
Ratio of Expenses Before Expense Limitation	34.58%	42.21% (6)
Ratio of Expenses After Expense Limitation	1.60% (7)(8)	1.80% (6)(8)
Ratio of Net Investment Loss	(0.15)% (7)(8)	(0.20)% (6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (9)	0.00% (6)(9)
Portfolio Turnover Rate	35%	6% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)
Performance was positively impacted by approximately 0.22% for Class C shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class C shares would have been 17.99%. Refer to Note B in the Notes to Financial Statements.

(5)	Not annualized.
(6)	Annualized.
(7)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

	Period Ended	Expense Ratio	Net Investment Loss Ratio
	December 31, 2023	1.80%	(0.35)%
(8)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(9)	Amount is less than 0.005%.

66

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
American Resilience Portfolio

	Class R6
Selected Per Share Data and Ratios	Year Ended December 31, 2023	Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.33	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10	0.04
Net Realized and Unrealized Gain (Loss)	1.73	(0.71)
Total from Investment Operations	1.83	(0.67)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)	—
Net Asset Value, End of Period	$11.01	$9.33
Total Return(3)	19.60% (4)	(6.70)% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$56	$47
Ratio of Expenses Before Expense Limitation	33.36%	41.22% (6)
Ratio of Expenses After Expense Limitation	0.45% (7)(8)	0.65% (6)(8)
Ratio of Net Investment Income	1.00% (7)(8)	0.95% (6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (9)	0.00% (6)(9)
Portfolio Turnover Rate	35%	6% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)
Performance was positively impacted by approximately 0.22% for Class R6 shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class R6 shares would have been 19.38%. Refer to Note B in the Notes to Financial Statements.

(5)	Not annualized.
(6)	Annualized.
(7)
If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	0.65%	0.80%
(8)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(9)	Amount is less than 0.005%.

67

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$30.10	$36.99	$31.20	$28.53	$23.03
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.29	0.25	0.27	0.30	0.30
Net Realized and Unrealized Gain (Loss)	4.64	(6.63)	6.54	3.45	6.51
Total from Investment Operations	4.93	(6.38)	6.81	3.75	6.81
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.25)	(0.27)	(0.28)	(0.27)
Net Realized Gain	(0.37)	(0.26)	(0.74)	(0.80)	(1.04)
Paid-in-Capital	—	—	(0.01)	—	—
Total Distributions	(0.67)	(0.51)	(1.02)	(1.08)	(1.31)
Net Asset Value, End of Period	$34.36	$30.10	$36.99	$31.20	$28.53
Total Return(2)	16.42%(3)	(17.24)%	21.92%	13.22%	29.60%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,160,291	$2,046,621	$2,790,499	$2,300,448	$1,593,092
Ratio of Expenses Before Expense Limitation	0.92%	0.92%	0.91%	N/A	N/A
Ratio of Expenses After Expense Limitation	0.92%(4)	0.92%(4)	0.91%(4)	0.92%(4)	0.93%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A	0.92%(4)	0.93%(4)
Ratio of Net Investment Income	0.88%(4)	0.79%(4)	0.79%(4)	1.04%(4)	1.09%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(5)	0.00%(5)	0.00%(5)	0.00%(5)	0.00%(5)
Portfolio Turnover Rate	15%	15%	17%	19%	16%

(1)	Per share amount is based on average shares outstanding.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)	Amount is less than 0.005%.

68

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$29.32	$36.05	$30.44	$27.86	$22.53
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.20	0.17	0.18	0.22	0.23
Net Realized and Unrealized Gain (Loss)	4.53	(6.46)	6.37	3.37	6.35
Total from Investment Operations	4.73	(6.29)	6.55	3.59	6.58
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.18)	(0.19)	(0.21)	(0.21)
Net Realized Gain	(0.37)	(0.26)	(0.74)	(0.80)	(1.04)
Paid-in-Capital	—	—	(0.01)	—	—
Total Distributions	(0.59)	(0.44)	(0.94)	(1.01)	(1.25)
Net Asset Value, End of Period	$33.46	$29.32	$36.05	$30.44	$27.86
Total Return(2)	16.16%(3)	(17.45)%	21.61%	12.95%	29.24%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$337,938	$328,979	$395,450	$317,673	$292,491
Ratio of Expenses Before Expense Limitation	1.17%	1.16%	1.16%	N/A	N/A
Ratio of Expenses After Expense Limitation	1.16%(4)(5)	1.16%(5)	1.16%(5)	1.16%(5)	1.19%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A	1.16%(5)	1.19%(5)
Ratio of Net Investment Income	0.64%(4)(5)	0.57%(5)	0.54%(5)	0.77%(5)	0.83%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	15%	15%	17%	19%	16%

(1)	Per share amount is based on average shares outstanding.
(2)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(3)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(4)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	1.17%	0.63%
(5)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

69

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
Global Franchise Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$29.29	$36.01	$30.41	$27.84	$22.51
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.04	0.02	0.01	0.07	0.09
Net Realized and Unrealized Gain (Loss)	4.51	(6.45)	6.36	3.36	6.35
Total from Investment Operations	4.55	(6.43)	6.37	3.43	6.44
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	(0.03)	(0.02)	(0.06)	(0.07)
Net Realized Gain	(0.37)	(0.26)	(0.74)	(0.80)	(1.04)
Paid-in-Capital	—	—	(0.01)	—	—
Total Distributions	(0.43)	(0.29)	(0.77)	(0.86)	(1.11)
Net Asset Value, End of Period	$33.41	$29.29	$36.01	$30.41	$27.84
Total Return(2)	15.57%(3)	(17.86)%	21.02%	12.38%	28.62%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,048	$7,397	$9,473	$8,390	$8,388
Ratio of Expenses Before Expense Limitation	1.67%	1.66%	1.66%	N/A	N/A
Ratio of Expenses After Expense Limitation	1.66%(4)(5)	1.66%(5)	1.66%(5)	1.66%(5)	1.69%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A	1.66%(5)	1.69%(5)
Ratio of Net Investment Income	0.13%(4)(5)	0.06%(5)	0.05%(5)	0.26%(5)	0.31%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	15%	15%	17%	19%	16%

(1)	Per share amount is based on average shares outstanding.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(4)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class L shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	1.67%	0.12%
(5)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

70

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
Global Franchise Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$28.57	$35.18	$29.77	$27.30	$22.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.03)	(0.06)	(0.06)	0.01	0.02
Net Realized and Unrealized Gain (Loss)	4.39	(6.29)	6.21	3.27	6.23
Total from Investment Operations	4.36	(6.35)	6.15	3.28	6.25
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	(0.01)	(0.04)
Net Realized Gain	(0.37)	(0.26)	(0.74)	(0.80)	(1.04)
Paid-in-Capital	—	—	(0.00) (2)	—	—
Total Distributions	(0.37)	(0.26)	(0.74)	(0.81)	(1.08)
Net Asset Value, End of Period	$32.56	$28.57	$35.18	$29.77	$27.30
Total Return(3)	15.29% (4)	(18.06)%	20.74%	12.09%	28.27%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$103,671	$110,399	$157,721	$125,919	$99,141
Ratio of Expenses Before Expense Limitation	1.91%	1.90%	1.90%	N/A	N/A
Ratio of Expenses After Expense Limitation	1.90% (5)(6)	1.90% (6)	1.90% (6)	1.91% (6)	1.95% (6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A	1.91% (6)	1.95% (6)
Ratio of Net Investment Income (Loss)	(0.10)% (5)(6)	(0.19)% (6)	(0.20)% (6)	0.03% (6)	0.07% (6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	15%	15%	17%	19%	16%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(5)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	1.91%	(0.11)%
(6)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(7)	Amount is less than 0.005%.

71

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
Global Franchise Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$30.11	$37.01	$31.21	$28.53	$23.03
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31	0.29	0.31	0.33	0.32
Net Realized and Unrealized Gain (Loss)	4.65	(6.64)	6.54	3.45	6.51
Total from Investment Operations	4.96	(6.35)	6.85	3.78	6.83
Distributions from and/or in Excess of:
Net Investment Income	(0.33)	(0.29)	(0.30)	(0.30)	(0.29)
Net Realized Gain	(0.37)	(0.26)	(0.74)	(0.80)	(1.04)
Paid-in-Capital	—	—	(0.01)	—	—
Total Distributions	(0.70)	(0.55)	(1.05)	(1.10)	(1.33)
Net Asset Value, End of Period	$34.37	$30.11	$37.01	$31.21	$28.53
Total Return(3)	16.52% (4)	(17.17)%	22.05%	13.33%	29.67%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$321,335	$512,423	$605,486	$370,127	$137,283
Ratio of Expenses Before Expense Limitation	0.83%	0.83%	0.82%	N/A	N/A
Ratio of Expenses After Expense Limitation	0.82% (5)(6)	0.83% (6)	0.82% (6)	0.83% (6)	0.86% (6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A	0.83% (6)	0.86% (6)
Ratio of Net Investment Income	0.97% (5)(6)	0.90% (6)	0.90% (6)	1.14% (6)	1.21% (6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	15%	15%	17%	19%	16%

(1)	Effective April 29, 2022, Class IS shares were renamed Class R6 shares.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(5)
If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	0.83%	0.96%
(6)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(7)	Amount is less than 0.005%.

72

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
Global Stars Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.20	$19.30	$16.57	$14.66	$11.58
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.08	0.08	0.09	0.08	0.09
Net Realized and Unrealized Gain (Loss)	3.22	(4.08)	2.98	2.25	3.38
Total from Investment Operations	3.30	(4.00)	3.07	2.33	3.47
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.05)	(0.07)	(0.06)	(0.08)
Net Realized Gain	—	(0.05)	(0.27)	(0.36)	(0.31)
Total Distributions	(0.09)	(0.10)	(0.34)	(0.42)	(0.39)
Net Asset Value, End of Period	$18.41	$15.20	$19.30	$16.57	$14.66
Total Return(2)	21.69%(3)	(20.69)%	18.62%	15.96%	30.03%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$81,322	$55,997	$80,097	$34,042	$14,756
Ratio of Expenses Before Expense Limitation	1.20%	1.24%	1.17%	1.45%	1.92%
Ratio of Expenses After Expense Limitation	0.87%(4)(5)	0.90%(5)	0.90%(5)	0.90%(5)	0.90%(5)
Ratio of Net Investment Income	0.50%(4)(5)	0.47%(5)	0.51%(5)	0.52%(5)	0.68%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	34%	26%	11%	20%	14%

(1)	Per share amount is based on average shares outstanding.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	0.90%	0.47%
(5)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

73

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
Global Stars Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.14	$19.21	$16.51	$14.62	$11.56
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.02	0.02	0.03	0.03	0.05
Net Realized and Unrealized Gain (Loss)	3.19	(4.04)	2.96	2.23	3.36
Total from Investment Operations	3.21	(4.02)	2.99	2.26	3.41
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	—	(0.02)	(0.01)	(0.04)
Net Realized Gain	—	(0.05)	(0.27)	(0.36)	(0.31)
Total Distributions	(0.02)	(0.05)	(0.29)	(0.37)	(0.35)
Net Asset Value, End of Period	$18.33	$15.14	$19.21	$16.51	$14.62
Total Return(2)	21.19% (3)	(20.91)%	18.20%	15.53%	29.53%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,775	$5,816	$10,812	$4,839	$2,949
Ratio of Expenses Before Expense Limitation	1.51%	1.51%	1.46%	1.76%	2.25%
Ratio of Expenses After Expense Limitation	1.22% (4)(5)	1.25% (5)	1.22% (5)	1.24% (5)	1.25% (5)
Ratio of Net Investment Income	0.16% (4)(5)	0.13% (5)	0.18% (5)	0.17% (5)	0.35% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)
Portfolio Turnover Rate	34%	26%	11%	20%	14%

(1)	Per share amount is based on average shares outstanding.
(2)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(3)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(4)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	1.25%	0.13%
(5)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

74

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
Global Stars Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.78	$18.86	$16.28	$14.48	$11.47
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.06)	(0.06)	(0.05)	(0.05)	(0.01)
Net Realized and Unrealized Gain (Loss)	3.11	(3.97)	2.90	2.21	3.33
Total from Investment Operations	3.05	(4.03)	2.85	2.16	3.32
Distributions from and/or in Excess of:
Net Realized Gain	—	(0.05)	(0.27)	(0.36)	(0.31)
Net Asset Value, End of Period	$17.83	$14.78	$18.86	$16.28	$14.48
Total Return(2)	20.64% (3)	(21.35)%	17.58%	14.97%	28.87%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,421	$1,253	$1,684	$1,441	$1,437
Ratio of Expenses Before Expense Limitation	2.07%	2.05%	2.08%	2.32%	2.77%
Ratio of Expenses After Expense Limitation	1.72% (4)(5)	1.75% (5)	1.75% (5)	1.75% (5)	1.75% (5)
Ratio of Net Investment Loss	(0.34)% (4)(5)	(0.37)% (5)	(0.27)% (5)	(0.33)% (5)	(0.09)% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)
Portfolio Turnover Rate	34%	26%	11%	20%	14%

(1)	Per share amount is based on average shares outstanding.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)
Refer to Note B in the Notes  to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(4)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class L shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	1.75%	(0.37)%
(5)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

75

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
Global Stars Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.40	$18.41	$15.94	$14.22	$11.30
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.09)	(0.09)	(0.09)	(0.08)	(0.05)
Net Realized and Unrealized Gain (Loss)	3.02	(3.87)	2.83	2.16	3.28
Total from Investment Operations	2.93	(3.96)	2.74	2.08	3.23
Distributions from and/or in Excess of:
Net Realized Gain	—	(0.05)	(0.27)	(0.36)	(0.31)
Net Asset Value, End of Period	$17.33	$14.40	$18.41	$15.94	$14.22
Total Return(2)	20.35% (3)	(21.54)%	17.33%	14.68%	28.63%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,890	$4,279	$5,551	$3,594	$2,872
Ratio of Expenses Before Expense Limitation	2.23%	2.25%	2.22%	2.51%	2.97%
Ratio of Expenses After Expense Limitation	1.96% (4)(5)	1.98% (5)	1.97% (5)	1.99% (5)	1.98% (5)
Ratio of Net Investment Loss	(0.60)% (4)(5)	(0.61)% (5)	(0.52)% (5)	(0.56)% (5)	(0.38)% (5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)	0.00% (6)
Portfolio Turnover Rate	34%	26%	11%	20%	14%

(1)	Per share amount is based on average shares outstanding.
(2)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(3)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(4)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	1.99%	(0.63)%
(5)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

76

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
Global Stars Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.20	$19.29	$16.57	$14.66	$11.58
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09	0.09	0.11	0.09	0.11
Net Realized and Unrealized Gain (Loss)	3.21	(4.07)	2.96	2.25	3.37
Total from Investment Operations	3.30	(3.98)	3.07	2.34	3.48
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.06)	(0.08)	(0.07)	(0.09)
Net Realized Gain	—	(0.05)	(0.27)	(0.36)	(0.31)
Total Distributions	(0.09)	(0.11)	(0.35)	(0.43)	(0.40)
Net Asset Value, End of Period	$18.41	$15.20	$19.29	$16.57	$14.66
Total Return(3)	21.75% (4)	(20.60)%	18.60%	16.00%	30.08%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,099	$11,562	$14,563	$9,317	$7,450
Ratio of Expenses Before Expense Limitation	1.12%	1.14%	1.12%	1.41%	1.88%
Ratio of Expenses After Expense Limitation	0.82% (5)(6)	0.85% (6)	0.85% (6)	0.85% (6)	0.85% (6)
Ratio of Net Investment Income	0.55% (5)(6)	0.53% (6)	0.60% (6)	0.58% (6)	0.79% (6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	34%	26%	11%	20%	14%

(1)	Effective April 29, 2022, Class IS shares were renamed Class R6 shares.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(5)
If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	0.85%	0.52%
(6)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(7)	Amount is less than 0.005%.

77

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.14	$15.22	$16.20	$14.74	$13.49
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22	0.23	0.29	0.18	0.28
Net Realized and Unrealized Gain (Loss)	1.82	(2.40)	0.34	1.50	2.47
Total from Investment Operations	2.04	(2.17)	0.63	1.68	2.75
Distributions from and/or in Excess of:
Net Investment Income	(0.31)	(0.13)	(0.33)	(0.22)	(0.32)
Net Realized Gain	(0.29)	(0.78)	(1.28)	—	(1.18)
Total Distributions	(0.60)	(0.91)	(1.61)	(0.22)	(1.50)
Redemption Fees	—	—	—	—	0.00(2)
Net Asset Value, End of Period	$13.58	$12.14	$15.22	$16.20	$14.74
Total Return(3)	16.91%(4)	(14.18)%	4.19%	11.42%	20.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,078,331	$741,596	$1,531,709	$1,658,464	$1,539,709
Ratio of Expenses Before Expense Limitation	1.02%	1.03%	1.01%	1.00%	1.00%
Ratio of Expenses After Expense Limitation	0.94%(5)(6)	0.95%(6)	0.95%(6)	0.95%(6)	0.95%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A	N/A	0.95%(6)
Ratio of Net Investment Income	1.63%(5)(6)	1.76%(6)	1.70%(6)	1.28%(6)	1.86%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)
Portfolio Turnover Rate	28%	36%	20%	20%	20%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	0.95%	1.62%
(6)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(7)	Amount is less than 0.005%.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.08	$15.17	$16.15	$14.67	$13.42
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17	0.06	0.25	0.11	0.24
Net Realized and Unrealized Gain (Loss)	1.80	(2.25)	0.36	1.50	2.46
Total from Investment Operations	1.97	(2.19)	0.61	1.61	2.70
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.12)	(0.31)	(0.13)	(0.27)
Net Realized Gain	(0.29)	(0.78)	(1.28)	—	(1.18)
Total Distributions	(0.33)	(0.90)	(1.59)	(0.13)	(1.45)
Redemption Fees	—	—	—	—	0.00(2)
Net Asset Value, End of Period	$13.72	$12.08	$15.17	$16.15	$14.67
Total Return(3)	16.38%(4)	(14.37)%	4.07%	11.00%	20.11%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$43,492	$330,721	$58,739	$60,346	$212,578
Ratio of Expenses Before Expense Limitation	1.38%	1.26%	1.07%	1.43%	1.25%
Ratio of Expenses After Expense Limitation	1.30%(5)	1.23%(5)	1.07%(5)	1.30%(5)	1.25%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A	N/A	1.25%(5)
Ratio of Net Investment Income	1.28%(5)	0.50%(5)	1.57%(5)	0.80%(5)	1.62%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	28%	36%	20%	20%	20%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(5)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

79

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
International Equity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.91	$14.93	$15.91	$14.50	$13.28
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.10	0.10	0.14	0.06	0.15
Net Realized and Unrealized Gain (Loss)	1.77	(2.33)	0.35	1.45	2.44
Total from Investment Operations	1.87	(2.23)	0.49	1.51	2.59
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.01)	(0.19)	(0.10)	(0.19)
Net Realized Gain	(0.29)	(0.78)	(1.28)	—	(1.18)
Total Distributions	(0.48)	(0.79)	(1.47)	(0.10)	(1.37)
Redemption Fees	—	—	—	—	0.00(2)
Net Asset Value, End of Period	$13.30	$11.91	$14.93	$15.91	$14.50
Total Return(3)	15.80%(4)	(14.86)%	3.34%	10.40%	19.48%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,843	$3,579	$5,394	$5,513	$5,888
Ratio of Expenses Before Expense Limitation	1.84%	1.85%	1.79%	1.83%	1.79%
Ratio of Expenses After Expense Limitation	1.79%(5)(6)	1.80%(6)	1.79%(6)	1.80%(6)	1.78%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A	N/A	1.78%(6)
Ratio of Net Investment Income	0.78%(5)(6)	0.77%(6)	0.88%(6)	0.41%(6)	1.06%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)
Portfolio Turnover Rate	28%	36%	20%	20%	20%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(5)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class L shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	1.80%	0.77%
(6)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(7)	Amount is less than 0.005%.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
International Equity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.63	$14.63	$15.64	$14.26	$13.08
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.07	0.06	0.09	0.02	0.10
Net Realized and Unrealized Gain (Loss)	1.73	(2.28)	0.34	1.43	2.41
Total from Investment Operations	1.80	(2.22)	0.43	1.45	2.51
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	—	(0.16)	(0.07)	(0.15)
Net Realized Gain	(0.29)	(0.78)	(1.28)	—	(1.18)
Total Distributions	(0.45)	(0.78)	(1.44)	(0.07)	(1.33)
Redemption Fees	—	—	—	—	0.00 (2)
Net Asset Value, End of Period	$12.98	$11.63	$14.63	$15.64	$14.26
Total Return(3)	15.56% (4)	(15.12)%	3.02%	10.17%	19.18%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,109	$1,098	$929	$776	$674
Ratio of Expenses Before Expense Limitation	2.32%	2.28%	2.33%	2.41%	2.35%
Ratio of Expenses After Expense Limitation	2.04% (5)(6)	2.05% (6)	2.05% (6)	2.05% (6)	2.05% (6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A	N/A	2.05% (6)
Ratio of Net Investment Income	0.53% (5)(6)	0.48% (6)	0.58% (6)	0.15% (6)	0.73% (6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)	0.00% (7)
Portfolio Turnover Rate	28%	36%	20%	20%	20%

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(5)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	2.05%	0.52%
(6)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(7)	Amount is less than 0.005%.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
International Equity Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.13	$15.21	$16.19	$14.74	$13.48
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.22	0.22	0.30	0.18	0.29
Net Realized and Unrealized Gain (Loss)	1.82	(2.38)	0.33	1.50	2.48
Total from Investment Operations	2.04	(2.16)	0.63	1.68	2.77
Distributions from and/or in Excess of:
Net Investment Income	(0.31)	(0.14)	(0.33)	(0.23)	(0.33)
Net Realized Gain	(0.29)	(0.78)	(1.28)	—	(1.18)
Total Distributions	(0.60)	(0.92)	(1.61)	(0.23)	(1.51)
Redemption Fees	—	—	—	—	0.00(3)
Net Asset Value, End of Period	$13.57	$12.13	$15.21	$16.19	$14.74
Total Return(4)	16.96%(5)	(14.14)%	4.24%	11.39%	20.42%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$240,372	$245,372	$453,413	$468,152	$456,618
Ratio of Expenses Before Expense Limitation	0.93%	0.92%	0.91%	0.91%	0.91%
Ratio of Expenses After Expense Limitation	0.90%(6)(7)	0.92%(7)	0.91%(7)	0.91%(7)	0.91%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	N/A	N/A	0.91%(7)
Ratio of Net Investment Income	1.67%(6)(7)	1.67%(7)	1.76%(7)	1.31%(7)	1.94%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(8)	0.00%(8)	0.00%(8)	0.00%(8)	0.00%(8)
Portfolio Turnover Rate	28%	36%	20%	20%	20%

(1)	Effective April 29, 2022, Class IS shares were renamed Class R6 shares.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(6)
If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	0.91%	1.66%
(7)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(8)	Amount is less than 0.005%.

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
International Resilience Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2023	Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.76	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10	0.00 (3)
Net Realized and Unrealized Gain (Loss)	1.51	(0.24)
Total from Investment Operations	1.61	(0.24)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	—
Net Realized Gain	(0.15)	—
Total Distributions	(0.23)	—
Net Asset Value, End of Period	$11.14	$9.76
Total Return(4)	16.54% (5)	(2.40)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,537	$1,317
Ratio of Expenses Before Expense Limitation	19.42%	25.45% (7)
Ratio of Expenses After Expense Limitation	0.73% (8)(9)	0.84% (7)(9)
Ratio of Net Investment Income	0.91% (8)(9)	0.01% (7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (10)	0.01% (7)
Portfolio Turnover Rate	25%	7% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)
Performance was positively impacted by approximately 0.10% for Class I shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class I shares would have been 16.44%. Refer to Note B in the Notes to Financial Statements.

(6)	Not annualized.
(7)	Annualized.
(8)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	0.85%	0.79%
(9)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(10)	Amount is less than 0.005%.

83

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
International Resilience Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2023	Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.75	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.06	(0.01)
Net Realized and Unrealized Gain (Loss)	1.51	(0.24)
Total from Investment Operations	1.57	(0.25)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Realized Gain	(0.15)	—
Total Distributions	(0.20)	—
Net Asset Value, End of Period	$11.12	$9.75
Total Return(3)	16.06% (4)	(2.50)% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$56	$49
Ratio of Expenses Before Expense Limitation	23.60%	30.17% (6)
Ratio of Expenses After Expense Limitation	1.08% (7)(8)	1.20% (6)(8)
Ratio of Net Investment Income (Loss)	0.55% (7)(8)	(0.35)% (6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (9)	0.00% (6)(9)
Portfolio Turnover Rate	25%	7% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)
Performance was positively impacted by approximately 0.10% for Class A shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class A shares would have been 15.96%. Refer to Note B in the Notes to Financial Statements.

(5)	Not annualized.
(6)	Annualized.
(7)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	1.20%	0.43%
(8)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(9)	Amount is less than 0.005%.

84

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
International Resilience Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2023	Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.71	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)	(0.04)
Net Realized and Unrealized Gain (Loss)	1.51	(0.25)
Total from Investment Operations	1.49	(0.29)
Distributions from and/or in Excess of:
Net Realized Gain	(0.15)	—
Net Asset Value, End of Period	$11.05	$9.71
Total Return(3)	15.33% (4)	(2.90)% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$56	$49
Ratio of Expenses Before Expense Limitation	24.37%	30.92% (6)
Ratio of Expenses After Expense Limitation	1.83% (7)(8)	1.95% (6)(8)
Ratio of Net Investment Loss	(0.19)% (7)(8)	(1.10)% (6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (9)	0.00% (6)(9)
Portfolio Turnover Rate	25%	7% (5)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)
Performance was positively impacted by approximately 0.10% for Class C shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class C shares would have been 15.23%. Refer to Note B in the Notes to Financial Statements.

(5)	Not annualized.
(6)	Annualized.
(7)
If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	1.95%	(0.31)%
(8)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(9)	Amount is less than 0.005%.

85

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Financial Highlights
International Resilience Portfolio

	Class R6
Selected Per Share Data and Ratios	Year Ended December 31, 2023	Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.76	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10	0.00 (3)
Net Realized and Unrealized Gain (Loss)	1.52	(0.24)
Total from Investment Operations	1.62	(0.24)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	—
Net Realized Gain	(0.15)	—
Total Distributions	(0.24)	—
Net Asset Value, End of Period	$11.14	$9.76
Total Return(4)	16.60% (5)	(2.40)% (6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$57	$49
Ratio of Expenses Before Expense Limitation	23.18%	29.95% (7)
Ratio of Expenses After Expense Limitation	0.67% (8)(9)	0.80% (7)(9)
Ratio of Net Investment Income	0.97% (8)(9)	0.05% (7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00% (10)	0.00% (7)(10)
Portfolio Turnover Rate	25%	7% (6)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)
Performance was positively impacted by approximately 0.11% for Class R6 shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class R6 shares would have been 16.49%. Refer to Note B in the Notes to Financial Statements.

(6)	Not annualized.
(7)	Annualized.
(8)
If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	0.80%	0.84%
(9)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(10)	Amount is less than 0.005%.

86

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Appendix
Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly  from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures  regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances,  it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of  any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts  not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from  the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A  Financial Intermediary’s administration and implementation of its particular policies with respect to any variations,  waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
*****
Merrill Lynch (“Merrill”)
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Sales Load Waivers on Class A Shares Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include  SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program

•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

•	Shares purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill  SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar   days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))

•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

87

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix
Appendix A (Con’t)

•	Shares sold due to return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill  SLWD Supplement

•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix
Appendix A (Con’t)

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C  shares available at Raymond James

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

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Appendix A (Con’t)

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Janney
If  you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you are eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.
Front-end Sales Charge Waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front-end Sales Charge* Discounts available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus

•
Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

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Appendix A (Con’t)

•
Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares at Stifel

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Robert W. Baird & Co. (“Baird”)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•
Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time

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Appendix A (Con’t)
Ameriprise Financial
The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial: Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Morgan Stanley Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Morgan Stanley Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the  ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a  SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•
Through a  LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a

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Morgan Stanley Institutional Fund, Inc. Prospectus  |  Appendix
Appendix A (Con’t)

13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a  SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

•	The redemption and repurchase occur in the same account.

•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion,  recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining  CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

•	Purchases of Class 529 shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee-based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchase minimum: none

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Appendix A (Con’t)
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

○	A fee-based account held on an Edward Jones platform

○	A 529 account held on an Edward Jones platform

○	An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable  J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class  C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans,  nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

•	Shares purchased through rights of reinstatement.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.

•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

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Appendix A (Con’t)

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

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Where to Find Additional Information
In addition to this Prospectus, the Funds have an SAI, dated July 3, 2024  (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund, Inc.
c/o  SS&C Global Investor and Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-800-869-6397.
Prices and Investment Results are available at www.morganstanley.com/im.
The Company’s 1940 Act registration number is 811-05624.
© 2024 Morgan Stanley
MSIFIEPRO 6/24 REV 7/24

MORGAN STANLEY INSTITUTIONAL FUND, INC.

Statement of Additional Information
July 3, 2024
Morgan Stanley Institutional Fund, Inc. (the “Company”) is an open-end management investment company consisting of 33 funds offering a variety of investment alternatives, all of which are included in this Statement of Additional Information (“SAI”) (each a “Fund” and collectively the “Funds”). Some or all of the Funds offer the following shares: Class I, Class A, Class L, Class C, Class R6 and Class IR. Following is a list of the 33 Funds included in this SAI:

Share Class and Ticker Symbol
	I	A	L*	C	R6	IR
GLOBAL AND INTERNATIONAL EQUITY FUNDS:
Asia Opportunity Portfolio	MSAQX	MSAUX	—	MSAWX	MSAYX	—
Counterpoint Global Portfolio	GLCIX	GLCAX	—	GLCDX	GLCSX	—
Developing Opportunity Portfolio	MDOEX	MDOAX	—	MDOBX	MDODX	—
Emerging Markets ex China Portfolio	MSDUX	MSDQX	—	MSDOX	MSDMX	—
Emerging Markets Leaders Portfolio	MELIX	MELAX	—	MEMLX	MELSX	MSIWX
Emerging Markets Portfolio	MGEMX	MMKBX	MSELX	MSEPX	MMMPX	MRGEX
Global Concentrated Portfolio	MLNIX	MLNAX	—	MLNCX	MLNSX	—
Global Core Portfolio	MLMIX	MLMAX	—	MLMCX	MLMSX	—
Global Endurance Portfolio	MSJIX	MSJAX	—	MSJCX	MSJSX	—
Global Franchise Portfolio	MSFAX	MSFBX	MSFLX	MSGFX	MGISX	—
Global Insight Portfolio	MIGIX	MIGPX	MIGLX	MSPTX	MGZZX	—
Global Opportunity Portfolio	MGGIX	MGGPX	MGGLX	MSOPX	MGTSX	MGORX
Global Permanence Portfolio	MGKIX	MGKAX	—	MGKCX	MGKQX	—
Global Stars Portfolio	MGQIX	MGQAX	MGQLX	MSGQX	MGQSX	—
International Advantage Portfolio	MFAIX	MFAPX	MSALX	MSIAX	IDVSX	—
International Equity Portfolio	MSIQX	MIQBX	MSQLX	MSECX	MIQPX	—
International Opportunity Portfolio	MIOIX	MIOPX	MIOLX	MSOCX	MNOPX	MRNPX
Next Gen Emerging Markets Portfolio	MFMIX	MFMPX	MFMLX	MSFEX	MSRFX	—
Passport Overseas Equity Portfolio	MSACX	MSIBX	MSLLX	MSAAX	MAIJX	MAIHX
U.S. EQUITY FUNDS:
Advantage Portfolio	MPAIX	MAPPX	MAPLX	MSPRX	MADSX	—
Growth Portfolio	MSEQX	MSEGX	MSHLX	MSGUX	MGRPX	MGHRX
Inception Portfolio	MSSGX	MSSMX	MSSLX	MSCOX	MFLLX	—
Permanence Portfolio	MSHMX	MSHNX	—	MSHOX	MSHPX	—
US Core Portfolio	MUOIX	MUOAX	—	MUOCX	MUOSX	—
Vitality Portfolio	MSVDX	MSVEX	—	MSVMX	MSVOX	—
LISTED REAL ASSET FUNDS:
Global Focus Real Estate Portfolio	MSBDX	MSBEX	—	MSBKX	MSBPX	—
Global Infrastructure Portfolio	MTIIX	MTIPX	MTILX	MSGTX	MSGPX	MRGOX
Global Real Estate Portfolio	MRLAX	MRLBX	MGRLX	MSRDX	MGREX	MRLEX
U.S. Focus Real Estate Portfolio	MAAWX	MAAYX	—	MABBX	MABCX	—

U.S. Real Estate Portfolio	MSUSX	MUSDX	MSULX	MSURX	MURSX	MRETX
ASSET ALLOCATION FUND:
Multi-Asset Real Return Portfolio	MRJIX	MRJAX	—	MRJCX	MRJSX	—
RESILIENCE FUNDS:
American Resilience Portfolio	MSBVX	MSCUX	—	MSBWX	MSBQX	—
International Resilience Portfolio	MSDKX	MSDFX	—	MSDEX	MSCZX	—
*	The Company has suspended offering Class L shares of each Fund for sale to all investors. Existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. Class L shares of the American Resiliance, Asia Opportunity, Counterpoint Global, Developing Opportunity, Emerging Markets ex China, Emerging Markets Leaders, Global Concentrated, Global Core, Global Endurance, Global Focus Real Estate, Global Permanence, International Resilience, Multi-Asset Real Return, Permanence, US Core, U.S. Focus Real Estate and Vitality Portfolios are not being offered for sale at this time. You do not currently have the option of purchasing Class L shares.
This SAI is not a prospectus, but should be read in conjunction with the Funds’ prospectuses, dated April 30, 2024 or July 3, 2024, as applicable, as may be supplemented from time to time. To obtain any of these prospectuses without charge, please call Morgan Stanley Shareholder Services toll-free at 1-800-869-6397.
The American Resilience Portfolio, Global Franchise Portfolio, Global Stars Portfolio, International Equity Portfolio and International Resilience Portfolio’s most recent Annual Reports to Shareholders are separate documents supplied with this SAI and include the audited financial statements, including notes thereto, and the reports of the independent registered public accounting firm, which are incorporated by reference into this SAI. A copy of the Annual Reports to Shareholders may be obtained without charge by calling 1-800-869-6397.
Certain Funds are “non-diversified” and, as such, such Funds’ investments are not required to meet certain diversification requirements under federal securities law. Compared with “diversified” funds or portfolios, each such Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund’s assets may be focused in fewer securities than other funds. A decline in the value of those investments could cause the Fund’s overall value to decline to a greater degree. The Emerging Markets Leaders, Global Concentrated, Global Core, Global Focus Real Estate, Global Franchise, Global Infrastructure, Global Stars, US Core,  U.S. Focus Real Estate, U.S. Real Estate, American Resilience and International Resilience Portfolios are non-diversified portfolios.

INVESTMENT POLICIES AND STRATEGIES
This SAI provides additional information about the investment policies and operations of the Company and the Funds. “Fund” as used herein refers to each Fund listed on the cover page of this SAI (unless otherwise noted). Morgan Stanley Investment Management Inc. (the “Adviser”) acts as investment adviser to each Fund. Under the supervision of the Adviser, Morgan Stanley Investment Management Limited (“MSIM Limited”) acts as investment sub-adviser to the Global Franchise, Global Real Estate, Global Stars, American Resilience, International Resilience and International Equity; Morgan Stanley Investment Management Company (“MSIM Company”) acts as investment sub-adviser to the Asia Opportunity, Emerging Markets Leaders, Emerging Markets, Emerging Markets ex China, Global Real Estate, and International Advantage Portfolios (MSIM Limited and MSIM Company are each referred to herein individually as the “Sub-Adviser” and together as the “Sub-Advisers”). References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Asia Opportunity	Developing Opportunity	Emerging Markets	Emerging Markets ex China	Emerging Markets Leaders	Next Gen Emerging Markets	Global Insight	Global Concentrated	Global Core
Agencies	X	X	X	X	X	X	X	X	X
Asset-Backed Securities						X
Bitcoin Exposure	X	X					X
Borrowing for Investment Purposes
Brady Bonds	X	X	X	X	X	X	X	X	X
Cash Equivalents	X	X	X	X	X	X	X	X	X
China Investments	X	X	X		X	X	X	X	X
Chinese Fixed-Income Investments
Combined Transactions	X	X	X	X	X	X	X	X	X
Commodity-Linked Investments						X
Common Stocks	X	X	X	X	X	X	X	X	X
Contracts for Difference	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Corporates	X	X	X	X	X	X	X	X	X
Currency Forwards	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X
Emerging Market Securities	X	X	X	X	X	X	X	X	X
Eurodollar and Yankee Dollar Obligations	X	X	X	X	X	X	X	X	X
Exchange-Listed Equities via Stock Connect Program	X	X	X		X		X
Exchange-Traded Funds	X	X	X	X	X	X	X	X	X
Floaters
Foreign Corporate Fixed-Income Securities	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X
Foreign Equity Securities	X	X	X	X	X	X	X	X	X
Foreign Government Fixed-Income Securities	X	X	X	X	X	X	X	X	X
Futures Contracts	X	X	X	X	X	X	X	X	X
High Yield Securities	X		X	X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X
Inverse Floaters
Investment Company Securities	X	X	X	X	X	X	X	X	X
Investment Funds	X	X	X	X	X	X	X	X	X
Investment Grade Securities	X	X	X	X	X	X	X	X	X

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Asia Opportunity	Developing Opportunity	Emerging Markets	Emerging Markets ex China	Emerging Markets Leaders	Next Gen Emerging Markets	Global Insight	Global Concentrated	Global Core
Investments in Saudi Arabia and the QFI Regime			X	X	X	X
IPOs	X	X	X	X	X	X	X	X	X
Loans of Portfolio Securities	X	X	X	X	X	X	X	X	X
Loan-Related Investments			X	X	X	X
Limited Partnership and Limited Liability Company Interests	X	X	X	X	X	X	X	X	X
Money Market Instruments	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X				X	X	X	X
Municipals						X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X	X	X	X	X	X	X	X
Options	X	X			X		X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X
Real Estate Investing	X	X	X	X	X	X	X	X	X
—REITs	X	X	X	X	X	X	X	X	X
—Foreign Real Estate Companies	X	X	X	X	X	X	X	X	X
—Specialized Ownership Vehicles	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements						X	X
Rights	X	X	X	X	X	X	X	X	X
Short Sales
Special Purpose Acquisition Companies	X	X					X
Structured Investments	X	X	X	X	X	X	X	X	X
Swaps	X	X	X	X	X	X	X	X	X
Temporary Borrowing	X	X	X	X	X	X	X	X	X
Temporary Investments	X	X	X	X	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X	X	X	X	X
Variable Interest Entities	X	X	X		X			X	X
Warrants	X	X	X	X	X	X	X	X	X
When-Issued and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X	X	X	X	X	X	X	X
Additional Risks	X	X	X	X	X	X	X	X	X
Special Risks Related to Cyber Security
Regulatory and Legal Risk
Market and Geopolitical Risk
ESG Investment Risk

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Passport Overseas Equity	Counterpoint Global	Global Endurance	Global Franchise	Global Opportunity	Global Permanence	Global Stars	International Advantage	International Equity	International Opportunity
Agencies	X	X	X	*	X	X	X	X	*	X
Asset-Backed Securities
Bitcoin Exposure		X			X	X		X		X
Borrowing for Investment Purposes
Brady Bonds	X	X	X		X	X			X	X
Cash Equivalents	X	X	X	X	X	X	X	X	X	X
China Investments	X	X	X	X	X	X	X	X	X	X
Chinese Fixed-Income Investments
Combined Transactions	X	X	X		X	X	X	X	X	X
Commodity-Linked Investments
Common Stocks	X	X	X	X	X	X	X	X	X	X
Contracts for Difference	X	X	X		X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X
Corporates	X	X	X	*	X	X	X	X	*	X
Currency Forwards	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X
Emerging Market Securities	X	X	X	X	X	X	X	X	X	X
Eurodollar and Yankee Dollar Obligations	X	X	X	X	X	X	X	X	X	X
Exchange-Listed Equities via Stock Connect Program	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X
Floaters
Foreign Corporate Fixed-Income Securities	X	X	X		X	X		X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X
Foreign Equity Securities	X	X	X	X	X	X	X	X	X	X
Foreign Government Fixed-Income Securities	X	X	X		X	X		X	X	X
Futures Contracts	X	X	X		X	X	X	X	X	X
High Yield Securities		X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X
Inverse Floaters
Investment Company Securities	X	X	X	X	X	X	X	X	X	X
Investment Funds	X	X	X	X	X	X	X	X	X	X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X
Investments in Saudi Arabia and the QFI Regime	X
IPOs	X	X	X	X	X	X	X	X	X	X
Limited Partnership and Limited Liability Company Interests	X	X	X	X	X	X	X	X	X	X

GLOBAL AND INTERNATIONAL EQUITY FUNDS
	Passport Overseas Equity	Counterpoint Global	Global Endurance	Global Franchise	Global Opportunity	Global Permanence	Global Stars	International Advantage	International Equity	International Opportunity
Loan-Related Investments
Loans of Portfolio Securities	X	X	X	X	X	X	X	X	X	X
Money Market Instruments	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities		X	X		X	X		X		X
Municipals
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X	X	X	X	X	X	X	X	X
Options	X	X	X		X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X	X
Real Estate Investing	X	X	X	X	X	X	X	X	X	X
—REITs	X	X	X	X	X	X	X	X	X	X
—Foreign Real Estate Companies	X	X	X	X	X	X	X	X	X	X
—Specialized Ownership Vehicles	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements		X	X			X
Rights	X	X	X	X	X	X	X	X	X	X
Short Sales
Special Purpose Acquisition Companies		X	X		X	X		X		X
Structured Investments		X	X		X	X		X		X
Swaps	X	X	X		X	X	X	X	X	X
Temporary Borrowing	X	X	X	X	X	X	X	X	X	X
Temporary Investments	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities	X	X	X	*	X	X	X	X	*	X
Variable Interest Entities	X	X			X			X	X	X
Warrants	X	X	X	X	X	X	X	X	X	X
When-Issued and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X	X		X	X		X	X	X
Additional Risks	X	X	X	X	X	X	X	X	X	X
Special Risks Related to Cyber Security
Regulatory and Legal Risk
Market and Geopolitical Risk
ESG Investment Risk
*	This Fund may invest in certain U.S. Government Securities, Agencies and Corporates as described under Money Market Instruments and Temporary Investments.

U.S. EQUITY FUNDS
	Advantage	Growth	Inception	US Core	Permanence	Vitality
Agencies	X	X	X	X	X	X
Asset-Backed Securities
Bitcoin Exposure	X	X	X		X
Borrowing for Investment Purposes
Brady Bonds	X				X
Cash Equivalents	X	X	X	X	X	X
Chinese Fixed-Income Investments
Combined Transactions	X	X	X	X	X	X
Commodity-Linked Investments
Common Stocks	X	X	X	X	X	X
Contracts for Difference	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Corporates	X	X	X	X	X	X
Currency Forwards	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X
Emerging Market Securities	X	X	X	X	X	X
Eurodollar and Yankee Dollar Obligations	X				X
Exchange-Listed Equities via Stock Connect Program	X				X
Exchange-Traded Funds	X	X	X	X	X	X
Floaters
Foreign Corporate Fixed-Income Securities	X				X
Foreign Currency Transactions	X	X	X	X	X	X
Foreign Equity Securities	X	X	X	X	X	X
Foreign Government Fixed-Income Securities	X				X
Futures Contracts	X	X	X	X	X	X
High Yield Securities
Illiquid Investments	X	X	X	X	X	X
Investment Company Securities	X	X	X	X	X	X
Investment Funds	X	X	X	X	X	X
Investment Grade Securities	X	X	X	X	X	X
Investments in Saudi Arabia and the QFI Regime
Inverse Floaters
IPOs	X	X	X	X	X	X
Limited Partnership and Limited Liability Company Interests	X	X	X	X	X	X
Loan-Related Investments
Loans of Portfolio Securities	X	X	X	X	X	X
Money Market Instruments	X	X	X	X	X	X
Mortgage-Related Securities	X				X
Municipals
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X	X	X	X	X
Options	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X
Real Estate Investing	X	X	X	X	X	X
—REITs	X	X	X	X	X	X
—Foreign Real Estate Companies	X	X	X	X	X	X
—Specialized Ownership Vehicles	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X	X
Rights	X	X	X	X	X	X
Short Sales

U.S. EQUITY FUNDS
	Advantage	Growth	Inception	US Core	Permanence	Vitality
Special Purpose Acquisition Companies	X	X	X		X	X
Structured Investments	X	X	X	X	X	X
Swaps	X	X	X	X	X	X
Temporary Borrowing	X	X	X	X	X	X
Temporary Investments	X	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X	X
Variable Interest Entities	X
Warrants	X	X	X	X	X	X
When-Issued and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X	X	X	X	X
Additional Risks	X	X	X	X	X	X
Special Risks Related to Cyber Security
Regulatory and Legal Risk
Market and Geopolitical Risk
ESG Investment Risk

LISTED REAL ASSET FUNDS
	Global Focus Real Estate	Global Infrastructure	Global Real Estate	U.S. Focus Real Estate	U.S. Real Estate
Agencies	X	X	X	X	X
Asset-Backed Securities		X
Bitcoin Exposure
Borrowing for Investment Purposes
Brady Bonds	X	X	X	X
Cash Equivalents	X	X	X	X	X
Chinese Fixed-Income Investments
Combined Transactions	X			X
Commodity-Linked Investments
Common Stocks	X	X	X	X	X
Contracts for Difference				X
Convertible Securities	X	X	X	X	X
Corporates	X	X	X	X	X
Currency Forwards	X	X	X	X
Depositary Receipts	X	X	X	X	X
Emerging Market Securities	X	X	X	X	X
Eurodollar and Yankee Dollar Obligations	X	X	X
Exchange-Listed Equities via Stock Connect Program
Exchange-Traded Funds	X	X	X	X	X
Floaters
Foreign Corporate Fixed-Income Securities	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X
Foreign Equity Securities	X	X	X	X	X
Foreign Government Fixed-Income Securities		X
Futures Contracts	X			X
High Yield Securities		X
Illiquid Investments	X	X	X	X	X
Inverse Floaters
Investment Company Securities	X	X	X	X	X
Investment Funds	X	X	X	X	X
Investment Grade Securities	X	X	X	X	X
Investments in Saudi Arabia and the QFI Regime
IPOs	X	X	X	X	X
Loans of Portfolio Securities	X	X	X	X	X
Limited Partnership and Limited Liability Company Interests	X	X	X	X	X
Loan-Related Investments		X
Money Market Instruments	X	X	X	X	X
Mortgage-Related Securities		X		X
Municipals		X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X	X	X	X
Options				X
Preferred Stocks	X	X	X	X	X
Real Estate Investing	X	X	X	X	X

LISTED REAL ASSET FUNDS
	Global Focus Real Estate	Global Infrastructure	Global Real Estate	U.S. Focus Real Estate	U.S. Real Estate
—REITs	X	X	X	X	X
—Foreign Real Estate Companies	X	X	X	X	X
—Specialized Ownership Vehicles	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X
Reverse Repurchase Agreements
Rights	X	X	X	X	X
Short Sales
Special Purpose Acquisition Companies
Structured Investments				X
Swaps				X
Temporary Borrowing	X	X	X	X	X
Temporary Investments	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X
Variable Interest Entities	X		X	X	X
Warrants	X	X	X	X	X
When-Issued and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X	X	X	X
Additional Risks	X	X	X	X	X
Special Risks Related to Cyber Security
Regulatory and Legal Risk
Market and Geopolitical Risk
ESG Investment Risk

ASSET ALLOCATION FUND
Multi-Asset Real Return
Agencies	X
Asset-Backed Securities	X
Bitcoin Exposure	X
Borrowing for Investment Purposes	X
Brady Bonds	X
Cash Equivalents	X
Chinese Fixed-Income Investments
Combined Transactions	X
Commodity-Linked Investments	X
Common Stocks	X
Contracts for Difference	X
Convertible Securities	X
Corporates	X
Currency Forwards	X
Depositary Receipts	X
Emerging Market Securities	X
Eurodollar and Yankee Dollar Obligations	X
Exchange-Listed Equities via Stock Connect Program
Exchange-Traded Funds	X
Floaters	X
Foreign Corporate Fixed-Income Securities	X
Foreign Currency Transactions	X
Foreign Equity Securities	X
Foreign Government Fixed-Income Securities	X
Futures Contracts	X
High Yield Securities	X
Illiquid Investments	X
Inverse Floaters	X
Investment Company Securities	X
Investment Funds	X
Investment Grade Securities	X
Investments in Saudi Arabia and the QFI Regime
IPOs	X
Loans of Portfolio Securities	X
Loan-Related Investments	X
Limited Partnership and Limited Liability Company Interests	X
Money Market Instruments	X
Mortgage-Related Securities	X
Municipals	X
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X
Options	X
Preferred Stocks	X
Real Estate Investing	X
—REITs	X
—Foreign Real Estate Companies	X
—Specialized Ownership Vehicles	X
Reverse Repurchase Agreements	X
Repurchase Agreements	X
Rights	X

ASSET ALLOCATION FUND
Multi-Asset Real Return
Short Sales	X
Special Purpose Acquisition Companies
Structured Investments	X
Swaps	X
Temporary Borrowing	X
Temporary Investments	X
Warrants	X
When-Issued and Delayed Delivery Securities and Forward Commitments	X
U.S. Government Securities	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X
Additional Risks	X
Special Risks Related to Cyber Security
Regulatory and Legal Risk
Market and Geopolitical Risk
ESG Investment Risk

RESILIENCE FUNDS
	American Resilience	International Resilience
Agencies	*	*
Asset-Backed Securities
Bitcoin Exposure
Brady Bonds		X
Borrowing for Investment Purposes
Cash Equivalents	X	X
China Investments	X	X
Chinese Fixed-Income Investments
Combined Transactions	X	X
Commodity-Linked Investments
Common Stocks	X	X
Contracts for Difference	X	X
Convertible Securities	X	X
Corporates	*	*
Currency Forwards	X	X
Depositary Receipts	X	X
Emerging Market Securities	X	X
Eurodollar and Yankee Dollar Obligations	X	X
Exchange-Listed Equities via Stock Connect Program	X	X
Exchange-Traded Funds	X	X
Floaters
Foreign Corporate Fixed-Income Securities	X	X
Foreign Currency Transactions	X	X
Foreign Equity Securities	X	X
Foreign Government Fixed-Income Securities	X	X
Futures Contracts	X	X
High Yield Securities
Illiquid Investments	X	X
Inverse Floaters
Investment Company Securities	X	X
Investment Funds	X	X
Investment Grade Securities	X	X
Investments in Saudi Arabia and the QFI Regime
IPOs	X	X
Loans of Portfolio Securities	X	X
Loan-Related Investments
Limited Partnership and Limited Liability Company Interests	X	X
Money Market Instruments	X	X
Mortgage-Related Securities
Municipals
Non-Publicly Traded Securities, Private Placements and Restricted Securities	X	X
Preferred Stocks	X	X
Options	X	X
Real Estate Investing	X	X
—REITs	X	X
—Foreign Real Estate Companies	X	X
—Specialized Ownership Vehicles	X	X
Repurchase Agreements	X	X
Reverse Repurchase Agreements

RESILIENCE FUNDS
	American Resilience	International Resilience
Rights	X	X
Short Sales
Special Purpose Acquisition Companies
Structured Investments
Swaps	X	X
Temporary Borrowing	X	X
Temporary Investments	X	X
U.S. Government Securities	*	*
Variable Interest Entities	X	X
Warrants	X	X
When-Issued and Delayed Delivery Securities and Forward Commitments	X	X
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	X	X
Additional Risks	X	X
Special Risks Related to Cyber Security
Regulatory and Legal Risk
Market and Geopolitical Risk
ESG Investment Risk
*	This Fund may invest in certain U.S. Government Securities, Agencies and Corporates as described under Money Market Instruments and Temporary Investments.

Morgan Stanley Investment Management Inc. is the adviser (the “Adviser” or “MSIM”) to each Fund.
Equity Securities. Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer’s equity securities.
Common Stocks. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.
Depositary Receipts. Depositary receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution and evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.
Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of  a Fund’s investment policies,  a Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.
Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Preferred stocks have many of the characteristics of both equity securities and fixed-income securities.
Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer’s common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.
Sector Risk.  Each Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on  a Fund’s performance than if the Fund held a broader range of investments.
Warrants. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.
IPOs.  Certain Funds  may purchase equity securities issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those securities shortly after their acquisition.  A  Fund’s purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which a Fund may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.
Limited Partnership and Limited Liability Company Interests. A limited partnership interest entitles  a Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner,  a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.  A Fund may invest in limited liability company interests to the same extent it invests in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests. The Funds may invest in master limited partnerships (“MLPs”), which are generally organized under state law as limited partnerships or limited liability companies and generally treated as partnerships for U.S. federal income tax purposes. The securities issued by many MLPs are listed and traded on a securities exchange. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, the entity must receive at least 90% of its income from qualifying sources as set forth in the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.
Investment Company Securities.   Investment company securities are equity securities and include securities of other registered open-end and closed-end investment companies and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds (“ETFs”). A Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act of 1940, as amended (the “1940 Act”); (ii) the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the 1940 Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits  a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.  A Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.
Money Market Funds.  To the extent permitted by applicable law, each Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests, which may result in the Fund bearing some additional expenses. The rules governing money market funds: (1) permit certain money market funds to impose a “liquidity fee” (up to 2%) if the board of trustees (or its designee) determines it is in the best interests of the fund, and (2) require “institutional money market funds” to operate with a floating net asset value per share (“NAV”) rounded to a minimum of the fourth decimal place in the case of a fund with a $1.0000 share price or an equivalent or more precise level of accuracy for money market funds with a different share price (e.g., $10.000 per share, or $100.00 per share).  The Fund may invest in money market funds that seek to maintain a stable $1.00 NAV per share or that have a share price that fluctuates. Although a stable share price money market fund seeks to maintain a stable $1.00 NAV per share, it is possible to lose money by investing in such a money market fund. With respect to a floating share price money market fund, because the share price will fluctuate, when the Fund sells its shares in such a fund, the shares may be worth more or less than what the Fund originally paid for them. The rules governing money market funds, and amendments to such rules, may affect the investment strategies, performance and operating expenses of money market funds. “Government money market funds,” as defined under Rule 2a-7 of the 1940 Act, are exempt from these requirements, though such funds may choose to opt-in to the implementation of liquidity fees and redemption gates.
Exchange-Traded Funds. The  Funds may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Funds. Therefore, as a shareholder in an ETF (as with other investment companies),  a Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result,  a Fund and its shareholders, in effect, will be absorbing fees at two levels with respect to investments in ETFs. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.
Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a  Fund’s investments.
Real Estate Investment Trusts, Real Estate Operating Companies and Foreign Real Estate Companies. Certain Funds may invest in real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REOCs are entities that generally are engaged directly in real estate management or development activities and, like REITs and foreign real estate companies, the value of their securities are subject to the success of their management and real estate development. REITs, REOCs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs, REOCs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT’s and/or foreign real estate company’s value), may have less trading volume, may be subject to more abrupt or erratic price movements than the overall securities market, and the possibility of failing to maintain their exemptions from the 1940 Act. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating  REITs, REOCs and foreign real estate companies requires specialized management skills and a Fund indirectly bears REIT, REOCs and foreign real estate company management expenses along with the direct expenses of the Fund. REITs are generally not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for tax-free pass-through income under the Code.
Specialized Ownership Vehicles. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. Such specialized ownership vehicles in which the Fund may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.
Fixed-Income Securities. Fixed-income securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed-income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.
Fixed-income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed-income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.
Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed-income security. Generally, the values of fixed-income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed-income securities generally rise and during periods of rising interest rates, the values of most fixed-income securities generally decline. The  Funds may face  a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Certain Funds  are not limited as to the maturities (when a debt security provides its final payment) or duration (measure of interest rate sensitivity) of the securities in which it may invest. While fixed-income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed-income security’s sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed-income security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed-income security. In almost all cases, the duration of a fixed-income security is shorter than its term to maturity.
Credit risk represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed-income securities as well. Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed-income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed-income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed-income securities with low degrees of credit risk.
Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the fixed-income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs,  a Fund may be forced to reinvest in lower yielding fixed-income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.
Spread risk is the potential for the value of  a Fund’s assets to fall due to the widening of spreads. Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.
While assets in fixed-income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed-income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty.
Economic, political and other events also may affect the prices of broad fixed-income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Funds.
Certain of the Funds’ investments are subject to inflation risk, which is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money (i.e., as inflation increases, the values of the Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. This risk is greater for fixed-income instruments with longer maturities.
Investment Grade Securities. Investment grade securities are fixed-income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), or Fitch Ratings (“Fitch”)  or Aaa, Aa, A or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by another nationally recognized statistical rating organization) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between sound obligations and those in which speculative elements predominate. A Fund is permitted to hold investment grade securities or “high grade” securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. Ratings assigned to fixed-income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed-income security. Moreover, market risk also will affect the prices of even the highest rated fixed-income securities so that their prices may rise or fall even if the issuer’s capacity to repay its obligations remains unchanged.
High Yield Securities. High yield securities are generally considered to include fixed-income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody’s, or BB through D by S&P or Fitch) and unrated fixed-income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as “junk bonds” or high yield, high risk securities. Investment grade securities that  a Fund holds may be downgraded to below investment grade by the rating agencies. If  a Fund holds a security that is downgraded, the Fund may choose to retain the security.
While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.
High yield securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit  a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities. In addition, lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates,  a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.
The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. Because high yield securities are less liquid, judgment may play a greater role in valuing certain of  a  Fund’s  securities than is the case with securities trading in a more liquid market. Also, future legislation may have a possible negative impact on the market for high yield, high risk securities.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
The high yield securities markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect  a Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.
U.S. Government Securities. U.S. government securities refer to a variety of fixed-income securities issued or guaranteed by the U.S. Government and its various instrumentalities and agencies. The U.S. government securities that  certain Funds may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition,  certain Funds may purchase securities issued by agencies and instrumentalities of the U.S. Government that are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”)  and the Federal Housing Administration.  Certain Funds may also purchase securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”)  and the Federal Home Loan Banks. Further,  certain Funds may purchase securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.
Agencies. Agencies refer to fixed-income securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the United States. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies that are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service their debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks, Fannie Mae  and  Freddie Mac, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and the Tennessee Valley Authority (“TVA”).
An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.
Corporates. Corporates are fixed-income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due to the holder.
Money Market Instruments. Money market instruments are high quality short-term fixed-income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.
Cash Equivalents. Cash equivalents are short-term fixed-income securities comprising:

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Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods);

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Obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI;

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Any security issued by a commercial bank if (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (“FDIC”), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Fund may purchase;

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Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) in one of their two highest categories (e.g., A-l or A-2 by S&P, Prime 1 or Prime 2 by  Moody’s or F1 or F2 by Fitch) or, if unrated, determined to be of comparable quality by the Adviser;

■	Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody’s, S&P or Fitch);

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U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

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Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

■	Repurchase agreements collateralized by the securities listed above.

China Investments. Investments in securities of Chinese issuers, including A-shares, involve risks and special considerations not typically associated with investments in the U.S. securities markets. These risks include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, including the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs,

(vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts (such as military, diplomatic, or trade conflicts) or natural disasters, (x) the risk of increased trade tariffs, embargoes, sanctions and other trade limitations, (xi) custody risks associated with investing via the Stock Connect program, (xii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, (xiii) foreign ownership limits of any listed Chinese company, (xiv) different regulatory and audit requirements related to the quality of financial statements of Chinese issuers, (xv) limitations on the ability to inspect the quality of audits performed in China, particularly the Public Company Accounting Oversight Board’s (“PCAOB’s”) lack of access to inspect PCAOB-registered accounting firms in China, (xvi) limitations on the ability of U.S. authorities to enforce actions against non-U.S. companies and non-U.S. persons, and (xvii) limitations on the rights and remedies of investors as a matter of law.
The economy of China differs from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. These differences may have an unfavorable impact on the Fund’s investments. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China. These and other developments, including government actions, may result in significant liquidity risk or forced disposition for Chinese investments.
The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility, and potentially fewer investment opportunities for the Fund. Liquidity risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. The A-share market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the A-share market may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. Price fluctuations of A-shares are limited per trading day. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States.
The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.
China’s growing trade surplus with the United States has increased the risk of trade disputes. For example, recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s, or other countries’, export industry and a negative impact on the Fund. In addition, as China’s economic and political strength has grown in recent years, it has shown a greater willingness to assert itself militarily in the region. Military or diplomatic moves to resolve any issues could adversely affect the economies in the region and, thus, the Fund’s investments.
Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by China, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.
Events in any one country within Asia may impact other countries in the region as a whole. For example, the actual or potential escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value or liquidity of investments in China. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, as of July 2020, the Chinese Standing Committee of the National People’s Congress enacted the law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region. As of the same month, Hong Kong is no longer afforded preferential economic treatment by the United States under U.S. law, and there is uncertainty as to how the economy of Hong Kong will be affected. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region will have impacts on the economy of Hong Kong, and these impacts remain uncertain. If China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the  USD. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what affect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy.
China’s legal system is substantially different from the legal system in the United States and may raise risks and uncertainties concerning the intent, effect, and enforcement of its laws, rules, and regulations, including those that restrict the inflow and outflow of foreign capital or provide the Chinese government with significant authority to exert influence on a China-based issuer’s ability to conduct business or raise capital. This lack of certainty may result in the inconsistent and unpredictable interpretation and enforcement of laws, rules, and regulations, which may change quickly. For example, China-based issuers face risks related to evolving laws and regulations, which could impede their ability to obtain or maintain permits or licenses required to conduct business in China. In the absence of required permits or licenses, governmental authorities may impose material sanctions or penalties on the company. Foreign investors like the Funds may face difficulties in effecting service of legal process, enforcing judgments obtained in U.S. courts, and bringing claims against a company or its directors and officers.
China has often restricted U.S. regulators’ access to information and limited regulators’ ability to investigate or pursue remedies with respect to China-based issuers, generally citing to state secrecy and national security laws, blocking statutes, or other laws or regulations. In addition, according to Article 177 of the PRC Securities Law, which became effective in March 2020, no overseas securities regulator can directly conduct investigations or evidence collection activities within China and no entity or individual in China may provide documents and information relating to securities business activities to overseas regulators without Chinese government approval. The SEC, U.S. Department of Justice, and other U.S. authorities face substantial challenges in bringing and enforcing actions against China-based issuers and their officers and directors. As a result, the Fund may not benefit from a regulatory environment that fosters effective enforcement of U.S. federal securities laws.
Variable Interest Entities. Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law, because of Chinese government limitations or prohibitions on direct foreign ownership in certain industries, such as restrictions on foreign ownership of telecommunications companies and prohibitions on ownership of educational institutions. Investments in VIEs are subject to unique risks in addition to those generally associated with investments in China. In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies, which are intended to mimic direct ownership in the operating company, but in many cases these arrangements have not been tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. The offshore holding company, which is not a Chinese operating company but is a holding company formed outside of China and the  U.S., then issues exchange-traded shares sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity purchased by a Fund would not be equity ownership interests in the Chinese operating company.
Through these structures, the China-based issuer can consolidate the Chinese operating company in its financial statements, although whether the China-based issuer maintains legal control of the Chinese operating company is a matter of Chinese law. Under this structure, the Chinese operating company, in which the China-based issuer cannot hold an equity interest, typically holds licenses and other assets that the China-based issuer cannot hold directly.
The China Securities Regulatory Commission (“CSRC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”). The Trial Measures require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. The Trial Measures suggest that companies already listed using an existing VIE structure will be grandfathered. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement either.

The offshore entity’s control over the Chinese operating company is predicated entirely on contracts with the Chinese operating company, not equity ownership. As a result, the VIE structure may not be as effective as direct ownership in controlling entities organized in China, which often hold the licenses necessary to conduct the company’s business in China. Additionally, evolving laws and regulations and inconsistent enforcement, application or interpretation thereof could lead to the VIE’s failure to obtain or maintain licenses and permits to do business in China. There is a risk that the offshore company or the VIE (i) may be unable to receive or maintain any required governmental permissions or approvals or (ii) inadvertently conclude that such permissions or approvals are not required and that applicable laws, regulations, or interpretations change and these entities are required to obtain such permissions or approvals in the future. The VIE structures used by Chinese operating companies pose risks to investors that are not present in other organizational structures. For example, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of the arrangements, including those relating to the distribution of funds among the entities, because of, among other things, legal uncertainties and jurisdictional limits. Control over, and funds due from, the VIE may be jeopardized if the natural person or persons that hold the equity interest in the VIE breach the terms of the agreement. As a result, the U.S. listed offshore entity could have limited control and lose any control over the VIE.
A Fund’s interest would be subject to legal, operational and other risks associated with a Chinese operating company’s use of the VIE structure. Although the China Securities Regulatory Commission published its position that it does not object to the use of VIE structures for Chinese operating companies to raise capital from non-Chinese investors, there is no guarantee that the Chinese government would not at any time determine that the contractual arrangements constituting part of the VIE structure do not comply with applicable law or regulations. Alternatively, these laws or regulations could change or be interpreted differently in the future, and the Chinese government may otherwise intervene in or exert influence over VIE structures or the related Chinese operating companies. Further, the Chinese government could determine that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, which could subject a China-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interests. A China-based issuer’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreements, is subject to legal proceedings, or if any physical instruments, such as chops and seals, are used without the China-based issuer’s authorization to enter into contractual arrangements in China. Additionally, Chinese tax authorities may disregard the VIE structure, resulting in increased tax liabilities.
If any of these or similar risks or developments materialize, a Fund’s investment in the offshore entity may suddenly and significantly decline in value or become worthless because of, among other things, difficulty enforcing (or mobility to enforce) the contractual arrangements or materially adverse effects on the Chinese operating company’s performance. A Fund could experience significant losses with no recourse available in these circumstances.
Chinese Fixed-Income Investments. A  Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market (“CIBM”) through the Bond Connect program (“Bond Connect”), which allows non-Chinese-domiciled investors (such as a Fund) to purchase certain fixed-income investments available in China’s interbank bond market. Bond Connect utilizes the trading infrastructure of both Hong Kong and China. Bond Connect therefore is not available when there are trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond are uncertain. In addition, the trading, settlement and information  technology systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of a Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund’s performance.
Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as a Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China’s two clearinghouses for fixed-income securities. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, a Fund’s ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. A Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and a Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact a Fund’s ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi (“RMB”), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Under the prevailing applicable Bond Connect regulations, a Fund participates in Bond Connect through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agents.
Commercial Paper. Commercial paper refers to short-term fixed-income securities with maturities ranging from 1 to 397 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest bearing. Commercial paper is unsecured. Virtually all commercial paper is rated by Moody’s, Fitch or S&P.
Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is A-1, A-2 or A-3.
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
With respect to Fitch, a short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. An F1 rating indicates the strongest intrinsic capacity for timely payment of financial commitments whereas an F2 rating indicates good intrinsic capacity for timely payment of financial commitments.
Mortgage-Related Securities. Mortgage-related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities include collateralized mortgage obligations and MBS issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.
Mortgage-Backed Securities. With mortgage-backed securities (“MBS”), many mortgagees’ obligations to make monthly payments to their lending institution are pooled together and the risk of the mortgagees’ payment obligations is passed through to investors. The pools are assembled by various governmental, government-related and private organizations. A Fund may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae, private issuers and other government agencies. MBS issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Fund will purchase only MBS that, at the time of purchase, are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.
MBS are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as Ginnie Mae certificates are. Freddie Mac securities are supported by Freddie Mac’s right to borrow from the U.S. Treasury. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of Ginnie Mae and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBS (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.
There are two methods of trading MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a to-be-announced (“TBA”) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis. Investments in TBAs may give rise to a form of leverage and may cause a Fund’s portfolio turnover rate to appear higher. Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged.
Like fixed-income securities in general, MBS will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of MBS held by a Fund may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBS to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBS, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Fund may invest, without limit, in MBS issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. A Fund will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody’s, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.
Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the National Housing Act of 1934, as amended (the “Housing Act”), or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Department of Veteran Affairs under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.
Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The Housing Act authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.
Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units.
Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”), which are  MBS that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass-through securities.
CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.
The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways, including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments,  a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage-backed securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.
Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.
New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which  a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
CMOs may include real estate mortgage investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the  Code,  and invests in certain mortgages principally secured by interests in real property.
A  Fund may invest in, among others, parallel pay CMOs and planned amortization class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.
Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (“SMBS”). An SMBS is a derivative multi-class mortgage-backed security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of mortgage-backed securities. To the extent a Fund invests in IOs and POs, it may increase the risk of fluctuations in the NAV of a Fund.
Credit Enhancement. Mortgage-related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool.
Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third-parties (referred to herein as “third-party credit support”), through various means of structuring the transaction or through a combination of such approaches.
The ratings of mortgage-related securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement.
The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.
Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities (“CMBS”) are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.
CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).
CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility and credit or default risk than CMBS issued by government issuers. In addition, at times the commercial real estate market has experienced substantially lower valuations combined with higher interest rates, leading to difficulty in refinancing debt and, as a result, the CMBS market has experienced (and could in the future experience) greatly reduced liquidity and valuations. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

The values of, and income generated by,  CMBS may be adversely affected by changing interest rates, tightening lending standards, and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.
Repurchase Agreements. Repurchase agreements are transactions in which  a Fund purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements usually ranges from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.
In these transactions,  a Fund receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Custodian or an approved third-party for the benefit of a Fund until repurchased. Repurchase agreements permit a Fund to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines,  a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller,  a Fund’s realization upon the collateral may be delayed.
While repurchase agreements involve certain risks not associated with direct investments in debt securities,  each Fund follows procedures approved by the  Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Certain Funds may invest in repurchase agreements backed by municipal securities and non-governmental collateral such as corporate debt obligations, convertible securities and common and preferred stock. Certain of these securities may be rated below investment grade.  Repurchase agreements involving obligations other than U.S. government securities may be subject to special risks. Repurchase agreements secured by obligations that are not eligible for direct investment under a Fund’s investment objectives and restrictions may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent.
A  Fund may enter into repurchase agreements on a forward commitment basis. To the extent a Fund does so and the counterparty to the trade fails to effectuate the trade at the scheduled time, a Fund may be forced to deploy its capital in a repurchase agreement with a less favorable rate of return than it otherwise may have achieved or may be unable to enter into a repurchase agreement at all at the desired time.
Municipals. Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income on which is generally exempt from regular federal income tax at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities. Municipals include both municipal bonds (those securities with  maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from regular federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer. Private activity bonds are another type of municipal security.
The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Thus, these bonds may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes and its ability to maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan liabilities. These bonds may also depend on legislative appropriation and/or funding or other support from other governmental bodies in order to make payments. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. As a result, these bonds historically have been subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.
Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.
Private activity bonds may be used by municipalities to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefitting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which a Fund may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.
Municipal bonds generally include debt obligations issued by or on behalf of states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. In addition, municipal bonds may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.
Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Funds will meet the quality criteria set out in the Prospectus for each  Fund.
The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of  Moody’s and  S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the  Adviser and/or Sub-Advisers to appraise independently the fundamental quality of the bonds held by the Funds.
Municipal bonds are sometimes purchased on a “when-issued” or “delayed-delivery” basis, which means the Fund has committed to purchase certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.
From time to time proposals have been introduced before Congress to restrict or eliminate the regular federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.
Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

The  Funds may also purchase bonds the income on which is subject to the alternative minimum tax (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.
Municipal obligations of any type, such as general obligation and revenue or special tax bonds as well as other municipal obligations associated with specific projects, can be negatively affected by changing demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods. As a result of various economic, market and other factors, there could be reduced tax or other revenue available to issuers of municipal obligations and, in turn, increased budgetary and financial pressure on municipalities and other issuers of municipal obligations, which could adversely impact the risks associated with municipal obligations of such issuer. As a result, the Fund’s investments in municipal obligations may be subject to heightened risks relating to the occurrence of such developments.
An issuer of municipal securities may file for bankruptcy or otherwise seek to reorganize its debts by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, in each case which may significantly affect the rights of creditors and the value of the municipal securities and the value of a Fund’s investments in such municipal securities. In addition, changes to bankruptcy laws may adversely impact a Fund’s investments in municipal securities, including creditor rights, if the issuer seeks bankruptcy protection.
Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.
The Funds may hold municipal private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and generally have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.
Lease Obligations. Included within the revenue bonds category in which  a Fund may invest are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.
In addition, lease obligations do not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. The Adviser, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each lease obligation purchased by the Funds. If a lease obligation is determined to be “liquid,” the security will not be included within the category “illiquid securities.”
Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop MBS. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities.  A Fund may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to MBS. Like MBS, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of MBS, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. The Fund may be exposed to fixed, variable or floating rate loans through its investment in asset-backed securities.

Loan-Related Investments.  Loan-related investments may include, without limitation, bank loans, direct lending and loan participations and assignments. In addition to risks generally associated with debt investments, loan-related investments are subject to other risks. Loans in which a Fund may invest may not be rated by a rating agency, will not be registered with the SEC  or any state securities commission and will not be listed on any national securities exchange. Investors in loans, such as  a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part on, analyses performed by others.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods,  a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet  a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to hold additional cash or sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. In addition, a Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity,  a Fund may have to hold additional cash or sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations, including redemption obligations. To the extent a readily available market ceases to exist for a particular investment, such investment would be treated as illiquid for purposes of a Fund’s limitations on illiquid investments.
Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to  a Fund, a reduction in the value of the investment and a potential decrease in the Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a  Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. The collateral securing a loan may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of loans including, in certain circumstances, invalidating such loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect  a Fund’s performance.
Direct Lending. When a Fund acts as a direct lender, it may participate in structuring the loan. Under these circumstances, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan. Certain decisions, such as reducing the amount of interest on or principal of a loan, releasing collateral, changing the maturity of a loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.
Loan Participations and Assignments. Loan participations are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. These loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties (“Lenders”) and may be fixed-rate or floating rate. These loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.
A  Fund’s investments in loans may be in the form of a participation in loans (“Participations”) and assignments of all or a portion of loans (“Assignments”) from third parties. In the case of a Participation,  a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation,  a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired.  A Fund will acquire Participations only if the Lender interpositioned between  a Fund and the borrower is determined by the Adviser to be creditworthy.
When  a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by  a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and  a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet  a Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Participations and Assignments also may make it more difficult for  a Fund to assign a value to these securities for purposes of valuing  a Fund’s securities and calculating its NAV.
Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to  a Fund in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Fund to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations and Assignments present additional risk of default or loss.
Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan,  a Fund becomes a member of a syndicate of lenders. Investments in bank loans entail those risks described above, such as liquidity risk and risk of default.
Some of the loans in which a Fund may invest or obtain exposure to may be “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans or securities, which have varied terms and conditions, may contain fewer or no restrictive covenants compared to other loans that might enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans and debt securities than its holdings of loans or securities with more traditional financial covenants, which may result in losses to the Fund.
Temporary Defensive Investments. When the Adviser believes that changes in market, economic, political or other conditions make it advisable,  a Fund may invest up to 100% of its assets in cash, cash equivalents and other fixed-income securities for temporary defensive purposes that may be inconsistent with the Fund’s investment strategies. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies and instrumentalities; money market instruments; and instruments issued by international development agencies.
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed-income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although  a Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or “phantom income” during the life of the obligation. The Fund may have to distribute such phantom income to avoid taxes at the Fund level, although it has not received any cash payment.
Zero Coupons. Zero coupons are fixed-income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each  Fund intends to pass along such interest as a component of the Fund’s distributions of net investment income.
Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.
Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.
Floaters. Floaters are fixed-income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.
Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease in value substantially because of changes in the rate of prepayments.
Inverse floating rate investments tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.
Eurodollar and Yankee Dollar Obligations.  Certain Funds may invest in Eurodollar and Yankee dollar obligations. Eurodollar and Yankee dollar obligations are fixed-income securities that include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros. Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee dollar obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by  foreign banks. The  Funds may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.
Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Foreign Securities. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less stringent investor protections and disclosure standards, and less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Pursuant to regulatory changes effective in May 2024, many U.S., Canadian, and Mexican securities transitioned to a “T+1” (trade date plus one day) settlement cycle, while securities trading in most other markets typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for the Funds associated with differences in settlement cycles between markets.  In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.
Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, its portfolio may be harder to value.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of  a Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations.  A Fund may incur costs in connection with conversions between various currencies.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, wars, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals, may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of  a Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair  a Fund’s ability to purchase or sell foreign securities or transfer  a Fund’s assets back into the U.S., or otherwise adversely affect  a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by  a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When  a Fund holds illiquid investments, its portfolio may be harder to value.
The U.S. and governments of other countries may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. See “Taxes — Special Tax Considerations Relating to Foreign Investments”, below.
Unless otherwise noted in a Fund’s  Prospectus, the Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets, core business operations and/or employees in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.
Foreign securities may include, without limitation, foreign equity securities, which are equity securities of a non-U.S. issuer, foreign government fixed-income securities, which are fixed-income securities issued by a government other than the U.S. Government or government-related issuer in a country other than the United States, and foreign corporate fixed-income securities, which are fixed-income securities issued by a private issuer in a country other than the United States.
On February 1, 2022, the European Union adopted a settlement discipline regime pursuant to Central Securities Depositories Regulation (“CSDR”) that introduced new measures for the authorization and supervision of European Union Central Security Depositories. CSDR aims to reduce the number of settlement fails that occur in European Economic Area (“EEA”) central securities depositories (“CSDs”) and address settlement fails where they occur. Under the regime, among other things, EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants. The CSDR requirements apply to transactions in transferable securities (e.g., stocks and bonds), money market instruments, shares of funds and emission allowances that will be settled through an EEA CSD and are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty. The Fund may bear the net effect of any penalties and credits incurred under the CSDR in respect of its trading, which could increase the Fund’s expenses and adversely affect Fund performance. The Adviser may seek reimbursement from the relevant broker, agent, or subadviser (as applicable), as determined by the Adviser from time to time, although there can be no assurance that the Adviser will seek such reimbursement or that the Fund will recover or be reimbursed for any amounts at issue.

Investments in foreign companies and countries are subject to economic sanction and trade laws in the United States and other jurisdictions. These laws and related governmental actions may, from time to time, prohibit a Fund from investing in certain countries and in certain companies. Investments in certain countries and companies may be, and have in the past been, restricted as a result of the imposition of economic sanctions. In addition, economic sanction laws in the United States and other jurisdictions may prohibit a Fund from transacting with a particular country or countries, organizations, companies, entities and/or individuals. These types of sanctions may significantly restrict or completely prohibit investment activities in certain jurisdictions.
Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
In addition, such economic sanctions or other government restrictions may negatively impact the value or liquidity of a Fund’s investments, and could impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategy because the Fund may, for example, be prohibited from investing in securities issued by companies subject to such restrictions and the Fund could be required to freeze or divest its existing investments that the Adviser would otherwise consider to be attractive.
The risks posed by economic sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.
Emerging Market Securities. Certain Funds may invest in emerging market securities. An emerging market security is a security issued by an emerging market foreign government or private issuer. An emerging market foreign government or private issuer has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in an emerging market or developing country or has at least 50% of its assets, core business operations and/or employees in an emerging market or developing country; or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country to be considered an emerging market security when held in one Fund, but not considered an emerging market security when held in another Fund if it has one or more of these characteristics in connection with a developed country.
Emerging market describes any country that is generally considered to be an emerging or developing country by major organizations in the international financial community or by  a Fund’s benchmark index.
The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries.  A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.
Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that  a Fund will  experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of  a Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.
A  Fund may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).
India Risk. Investments in securities of Indian issuers may be adversely affected by political, economic, social and religious factors impacting Indian businesses and the Indian economy, changes in Indian law or regulations and the status of India’s relations with other countries, including armed hostilities, trade relations and other diplomatic developments. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The value of the Fund’s investments in securities of Indian issuers may also be affected by other risks and considerations associated with foreign and emerging markets and not typically associated with investing in securities of U.S. issuers, including controls on foreign investment, limitations on repatriation of invested capital, the Fund’s ability to exchange Rupees for U.S. dollars, greater price volatility and market disruptions or adverse market trading practices, substantially less liquidity, significantly smaller market capitalization of securities markets, currency devaluations, other currency exchange rate fluctuations and greater political, economic and social uncertainty. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio. Political and economic structures in India are undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of the United States. To the extent the Fund invests a substantial portion of its assets in Indian businesses and the Indian economy, factors that have an adverse impact on Indian businesses and the Indian economy may have a disproportionate impact on the Fund’s performance. In addition, unanticipated political, legal or regulatory or social developments may affect the values of investments in India and the availability of additional investments. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States.
Foreign Currency Transactions. The U.S. dollar value of the assets of the Funds, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the  Funds may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Funds  may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the then-prevailing spot rate in the foreign currency exchange market. The Funds also may manage their foreign currency transactions by entering into foreign currency forward exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under “Derivatives.”
Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Fund. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.
Foreign Currency Warrants.  The  Funds  may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal of which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).
Brady Bonds. Brady Bonds are fixed-income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the  over-the-counter (“OTC”) secondary market.  A Fund will invest in Brady Bonds only if they are consistent with the Fund’s quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed-rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.
Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.
Investment Funds.  Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized.  A Fund may invest in these investment funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws. The  Funds will invest in such investment funds only where appropriate given that the Fund’s shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Fund.
Exchange-Listed Equities via Stock Connect Program.  The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”) allow non-Chinese investors (such as  a Fund) to purchase certain listed equities via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to daily market-wide quota limitations, which may prevent  a Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict  a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either China or Hong Kong, and there are trading days in China when Stock Connect investors will not be able to trade. As a result, prices of securities purchased through Stock Connect may fluctuate at times when  a Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. For defaults by Hong Kong brokers occurring on or after January 1, 2020, the Hong Kong Investor Compensation Fund will cover losses incurred by investors with a cap of HK$500,000 per investor for securities traded on a stock market operated by the Shanghai Stock Exchange and/or Shenzhen Stock Exchange and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of the Stock Connect. In China, Stock Connect securities are held on behalf of ultimate investors (such as a Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. Accordingly, there is a risk that as the law is tested and developed,  a Fund’s ability to enforce its ownership rights may be negatively impacted. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. A Fund will not be able to attend shareholders’ meetings. Stock Connect trades are settled in RMB, the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special  segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling  shareholder has sufficient Stock Connect securities to complete the sale. If  a Fund does not utilize a special  segregated account, the Fund will not be able to sell the shares on any trading day where it fails to comply with  the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers  that  a Fund may use to execute trades. While  a Fund may use special segregated accounts in lieu of the  pre-trade check, some market participants have yet to fully implement IT systems necessary to complete trades  involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts  is continuing to evolve. Investments via Stock Connect are subject to regulation by Chinese authorities. Chinese law  may require aggregation of  a Fund’s holdings of Stock Connect securities with securities of other clients of the  Adviser for purposes of disclosing positions held in the market, acquiescing to trading halts that may be imposed  until regulatory filings are completed or complying with China’s short-term trading rules.
Since the inception of Stock Connect, foreign investors investing in China A-shares through Stock Connect have been temporarily exempt from Chinese corporate income tax and value-added tax on the gains on disposal of such China A-shares. Dividends are subject to Chinese corporate income tax on a withholding basis at 10% unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent Chinese tax rules governing taxation of income and gains from investments in Stock Connect China A-shares could result in unexpected tax liabilities for the Fund.
The risks related to investments in China A shares through Stock Connect are heightened to the extent that the Fund invests in China A shares listed on the Science and Technology Innovation Board on the Shanghai stock exchange (“STAR market”) and/or the  ChiNext market of the Shenzhen stock exchange (“ChiNext market”). Listed companies on the STAR market and ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity. China A shares listed on ChiNext market and STAR market may be overvalued and such exceptionally high valuation may not be sustainable. Further, stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the STAR market and ChiNext market to delist. In particular, ChiNext market and STAR market have stricter criteria for delisting compared to other boards. Investments in the ChiNext market and/or STAR market may result in significant losses for the Fund.
Risks Related to Investments in Saudi Arabia and the QFI Regime. To the extent a Fund invests in securities issued by Saudi Arabian issuers, a Fund may be subject to the risk of investing in those issuers. Saudi Arabian issuers may be impacted by the Saudi Arabian economy, which is significantly tied to petroleum exports. As a result, a reduction in petroleum exports with key partners or in petroleum prices could have an overall impact on the Saudi Arabian economy. The Saudi Arabian economy also relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
Although liberalization in the wider Saudi Arabian economy is underway, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Currently, the political situation in Saudi Arabia is largely stable; however, there remains the possibility that the stability will not hold in the future or that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Instability may be caused by, among other things: military developments; government interventions in the marketplace; terrorism; extremist attitudes; attempted social or political reforms; religious differences; and other factors. Additionally, anti-Western views held by certain groups in the Middle East may influence the government of Saudi Arabia’s policies regarding foreign investment. In addition, certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer that operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks. A Fund is also subject to the risk of expropriation or nationalization of assets and property or the risk of restrictions on foreign investments and repatriation of capital.
The ability of foreign investors, including a Fund, to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect a Fund. The Fund may be unable to obtain or maintain the required licenses, which would affect a Fund’s ability to buy and sell securities at full value. Additionally, a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact a  Fund.
The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Shares of certain Saudi Arabian companies tend to trade less frequently than those of companies on exchanges in more developed markets, which may adversely affect the pricing of these securities and the Fund’s ability to sell these securities in the future. Current regulations in the Saudi Arabian securities markets may require a  Fund to execute trades of securities through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of a  Fund than is typically the case for investment managers.
A Fund’s ability to invest in Saudi Arabian securities depends on the ability of the Adviser and/or a  Fund to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, a  Fund as a client of a QFI who has been approved by the CMA (“QFI Client”). Even if a  Fund obtains QFI or QFI Client status, a  Fund may not have an exclusive investment quota and will be subject to foreign investment limitations and other regulations imposed by the CMA on QFIs and QFI Clients (individually and in the aggregate), as well as local market participants. QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of the Adviser or a  Fund losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect a  Fund.
A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or a custodian. Under the Independent Custody Model (“ICM”), securities are under the control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a  Fund utilizes the ICM approach, a  Fund relies on a broker standing instruction letter to authorize the Fund’s subcustodian to move securities to a trading account for settlement based on the details supplied by the broker. The risk of a fraudulent or erroneous transaction through the ICM approach is mitigated by the short trading hours in Saudi Arabia, a manual pre-matching process conducted by the custodian, which validates the Fund’s settlement instructions with the local broker contract note, and the transaction report from the depository. When a  Fund utilizes a direct broker trading account, the account is set up in the Fund’s name and the assets are likely to be separated from any other accounts at the broker. However, if the broker defaults, there may be a delay to recovering the Fund’s assets that are held in the broker account and legal proceedings may need to be initiated in order to do so.
Loans of Portfolio Securities.  Each  Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities,  a Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  Each Fund expects to employ an agent to implement the securities lending program and the agent receives a fee from the Funds for its services.  A Fund will not lend more than 33⅓% of the value of its total assets.
Each  Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC  thereunder, which currently require that (i)

the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks-to-market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but  a Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.
Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by  a Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the  Company’s Board of Directors.  Each  Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.
Non-Publicly Traded Securities, Private Placements and Restricted Securities. The  Funds may invest in securities that are neither listed on a stock exchange nor traded  OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Funds to arrive at a fair value for certain securities at certain times and could make it difficult for the  Funds to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold,  a Fund may be required to bear the expenses of registration.
The Funds  may purchase equity securities, in a private placement, that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Funds  cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
When-Issued and Delayed Delivery Securities, TBAs and Forward Commitments. The Fund may purchase or sell securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the MBS are delivered in the future, generally 30 days later. Accordingly, the Fund’s investments in TBAs are subject to risks such as failure of the counterparty to perform its obligation to deliver the security, the characteristics of a security delivered to the Fund may be less favorable than expected and the security the Fund buys will lose value prior to its delivery.
At the time  a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of  a Fund’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV.
Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Funds authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Fund’s NAV and net yield. The Fund that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Fund will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.
Temporary Borrowing. Each Fund is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes. For example, the Fund  may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of  a Fund to liquidate portfolio holdings. Each Fund will not purchase additional securities while temporary borrowings exceed 5% of its total assets.
The Board of Directors of the Company has approved procedures whereby the  Fund together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. Each Fund would be liable only for its own temporary borrowings under the joint line of credit arrangements.
Reverse Repurchase Agreements. Under a reverse repurchase agreement, a Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be entered into for, among other things, obtaining leverage, facilitating short-term liquidity or when the Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.
In addition, the use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33⅓% of the Fund’s total assets, except as permitted by law or SEC requirements.
Short Sales. A short sale is a transaction in which  a Fund sells securities that it owns or has the right to acquire at no added cost (i.e., “against the box”) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer,  a Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short,  a Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When  a Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities.  A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
A  Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities.  Short sales by a Fund involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline,  a Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. Please see “Derivatives Agreements -- Regulatory Matters”.
Illiquid Investments. In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, each Fund may invest up to 15%   of its net assets in “illiquid investments” that are assets.  For these purposes, “illiquid investments” are investments that a  Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For each Fund, each portfolio investment must be classified at least monthly into one of four liquidity categories (illiquid, as discussed above, as well as highly liquid, moderately liquid and less liquid), which are defined pursuant to the Liquidity Rule and classified in accordance with the Fund’s  written liquidity risk management program by the program administrator designated by the Company’s Board of Directors. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. In making such classifications, a Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity. If so, this determination is taken into account when classifying the liquidity of that investment. The Funds may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below the applicable limit of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio investment.
The SEC has recently proposed amendments to the Liquidity Rule that, if adopted, would result in changes to a Fund’s liquidity classification framework and could potentially increase the percentage of a Fund’s investments classified as illiquid. In addition, a Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.
Derivatives. Certain Funds may, but are  not required to, use various derivatives and other similar instruments as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a  Fund is a function of numerous variables, including market conditions. A  Fund complies with applicable regulatory requirements when using derivatives. Although the Adviser seeks to use derivatives to further a Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.
General Risks of Derivatives. Derivatives utilized by  a Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, index or financial instrument. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments that a Fund may use and the risks of those instruments are described in further detail below.  A Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with  a Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by  a Fund will be successful.
The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

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Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to  a Fund’s interests.  A Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Fund.

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Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

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Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to  a Fund. Many derivatives may also involve operational and legal risks.

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Using derivatives as a hedge against a portfolio investment subjects  a Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in  a Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

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While using derivatives for hedging purposes can reduce  a Fund’s risk of loss, it may also limit  a Fund’s opportunity for gains or result in losses by offsetting or limiting  a Fund’s ability to participate in favorable price movements in portfolio investments.

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Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that  a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market,  a Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

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The use of certain derivatives transactions, including OTC derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

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Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid,  a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

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While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC.

Instead, in some cases, certain types of bilateral OTC derivatives are entered into directly by  a Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case  a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse and, as a result,  a Fund would bear greater risk of default by the counterparties to such transactions.

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A  Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out or to meet margin and payment requirements and a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

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As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

■	Certain derivatives may be classified as illiquid and therefore subject to a Fund’s limitation on investments in illiquid investments.

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Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on  a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

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Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulation. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to underlying foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Fund to respond to such events in a timely manner.

Regulatory Matters. Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. In particular, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to the Funds’ derivatives and other transactions. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. The final rule requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user.” Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds’ securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) a Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as a Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if a Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.
A  Fund’s use of derivatives may also be limited by the requirements of the Code for qualification as a  RIC for U.S. federal income tax purposes.
The Adviser is subject to registration and regulation as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to its service as investment adviser to the Multi-Asset Real Return Portfolio. As a result, the Company, on behalf of the Multi-Asset Real Return Portfolio, will be required to operate in compliance with applicable CFTC requirements, including registration, disclosure, reporting and other operational requirements under the CEA and related CFTC regulations. Compliance with these additional requirements may increase Company expenses. The Adviser is exempt from certain CFTC recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7 with respect to the Multi-Asset Real Return Portfolio’s wholly-owned subsidiary (the “Multi-Asset Real Return Subsidiary”).

The Adviser, with respect to each Fund except for the Multi-Asset Real Return Portfolio, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term CPO pursuant to CFTC Regulation 4.5, as promulgated under the CEA, with respect to each Fund’s operations. In addition, the Adviser will operate each Bitcoin Subsidiary (as defined below) in reliance on an exemption from registration as a CPO under CFTC Regulation 4.13(a)(3). Therefore, neither these Funds nor the Adviser (with respect to these Funds and each Bitcoin Subsidiary), is subject to registration or regulation as a commodity pool or CPO under the CEA. If any of these Funds (or the Adviser with respect to such Fund) becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended  regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Regulations recently adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, a Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.
Currency Forwards.  A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract.  A Fund may also invest in non-deliverable foreign currency forward exchange contracts (“NDFs”). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to  a Fund and poorer overall performance for  a Fund than if it had not entered into foreign currency forward exchange contracts. The typical use of a foreign currency forward exchange contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency, which  a Fund is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions,  a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.
A  Fund will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate  a Fund to deliver an amount of foreign currency in excess of the value of  a Fund’s portfolio securities.
A  Fund may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by  the Code requirements relating to qualification as a RIC.
Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase  a Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). While the value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.
Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.
The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Fund.
Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

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The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity, security, index, currency or instrument underlying a futures position may result in immediate and substantial loss (or gain) to a Fund.

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Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund would be required to make daily cash payments to maintain its required margin.  A Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so.  A Fund could lose margin payments deposited with an FCM if the FCM breaches its agreement with a Fund, becomes insolvent or declares bankruptcy.

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Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading,  a Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit  a Fund’s potential losses.

■	Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the buyer or seller, as applicable, of the option (the “option writer”) the underlying instrument at a specified fixed price (the “exercise price”) on or prior to a specified date for American options or only at expiration for European options (the “expiration date”). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.
Exchange-traded options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreements between a Fund and its counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.
Writing Options. A Fund may write call and put options. As the writer of a call option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Fund is not required to deliver the underlying security and retains the premium received.
A Fund may write call options that are “covered.” A call option on a security is covered if (a) a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Fund in earmarked or segregated cash or liquid assets) upon conversion or exchange of other securities held by a Fund; or (b) a Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in earmarked or segregated cash or liquid assets.
Selling call options involves the risk that a Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.
A Fund may write put options. As the writer of a put option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Fund is not required to receive the underlying security in exchange for the exercise price and retains the option premium.
A Fund may write put options that are “covered.” A put option on a security is covered if (a) a Fund earmarks or segregates cash or liquid assets equal to the exercise price; or (b) a Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in earmarked or segregated cash or liquid assets.
Selling put options involves the risk that a Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.
A Fund may close out an options position that it has written through a closing purchase transaction. A Fund could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security that has the same exercise price and expiration date as the call option written by a Fund. A Fund could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by a Fund. A closing purchase transaction may or may not result in a profit to a Fund. A Fund can close out its position as an option writer only if a liquid market exists for options on the same underlying security that have the same exercise price and expiration date as the option written by a Fund. There is no assurance that such a market will exist with respect to any particular option.
The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell.

Purchasing Options. A Fund may purchase call and put options. As the buyer of a call option, a Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to a Fund, minus the premium paid. As the buyer of a put option, a Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to a Fund, minus the premium paid. A Fund may buy call and put options whether or not it holds the underlying securities.
As a buyer of a call or put option, a Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund. A Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Fund may be unable to enter into closing sale transactions with respect to OTC options.
Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, a Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.
Index options written by a Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. A Fund may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.
Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.
Foreign currency options written by a Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets.
Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Fund would also be subject to initial and variation margin requirements on the option position.
Options on futures contracts written by a Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. A Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Fund’s futures position.
Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

■	The exercise of options written or purchased by a Fund could cause a Fund to sell portfolio securities, thus increasing a Fund’s portfolio turnover.

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A Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

■	A Fund’s options transactions may be subject to limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

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The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

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Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

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A Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Fund in connection with options transactions.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.
Swap agreements allow for a wide variety of transactions. For example, fixed-rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund’s investment objective and policies, a Fund is not limited to any particular form or variety of swap contract. A Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Funds may also enter into related derivative instruments including caps, floors and collars.
The Dodd-Frank Act and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC defined as “swaps” and “security based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange-trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s or central counterparty’s customers or clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). An SEF is an electronic trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may cause a Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.
In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.
A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.
The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.
Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that a Fund is contractually obligated to make.
Certain Funds may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives.
Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Each Fund may incur a theoretically unlimited loss on short exposures. In comparison, the Fund may incur losses on long exposures, but such losses are limited by the fact that the underlying security’s price cannot fall below zero. Total return swaps may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Total return swaps are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments).
Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.
Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.
Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” typically agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in a credit default swap. Where a Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, a Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. The use of credit default swaps could result in losses to a Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.
Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

■	OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

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In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

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The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Fund costs and expenses and could adversely affect a Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Contracts for Difference. Certain Funds may purchase contracts for difference (“CFDs”). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.
As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if  a Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of  a Fund’s shares, may be reduced.  A Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.
Structured Investments. Certain Funds may invest in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates, referenced bonds and stock indices or other financial references. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.
The  Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the holders are relying on the creditworthiness of such issuer or counterparty and have no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing  a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.
A structured investment may be linked either positively or negatively to an underlying security, currency, commodity, index or market and a change in interest rates, principal amount, volatility, currency values or other factors, depending on the structured investment’s design, may result in a gain or loss that is a multiple of the movement of such interest rates, principal amount, volatility, currency values or other factors. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.
Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments that are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.
Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions.  A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.
Commodity-Linked Investments. The Global Strategist Portfolio may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, and other similar investments (including commodity exchange-traded funds (“ETFs”) ) which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Global Strategist Portfolio may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in the Fund’s wholly-owned subsidiary (the “Global Strategist Subsidiary”). Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or certain other tangible items, as compared to stocks or bonds, which are intangible financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Global Strategist Portfolio and/or the Global Strategist Subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt or equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Global Strategist Portfolio’s investments may underperform an investment in traditional securities. Over the long term, the returns on the Global Strategist Portfolio’s investments are expected to exhibit low or negative correlation with stocks and bonds.
Special Purpose Acquisition Companies. A  Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPAC”), which typically are publicly traded companies that raise investment capital for the purpose of acquiring or merging with an existing company that is identified subsequent to the SPAC’s initial public offering (“IPO”), or similar special purpose entities. Typically, the acquisition target is an existing privately held company that wants to trade publicly, which it accomplishes through a combination with a SPAC rather than by conducting a traditional IPO. SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions. The long term value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an attractive acquisition. Some SPACs pursue acquisitions only within certain sectors, industries or regions, which may increase the time horizon for an acquisition as well as other risks associated with these investments, including price volatility. Conversely, other SPACs may invest without such limitations, in which case the SPAC’s management may have limited experience or knowledge of the market sector, industry or region in which the transaction is contemplated. In addition, certain securities issued by a SPAC, particularly in private placements conducted by the SPAC after its IPO, may be classified as illiquid and/or be subject to restrictions on resale, which restrictions may be imposed for at least a year or possibly a more extended time, and may potentially be traded only in the over-the-counter market.
Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in these securities or cash, the SPAC may not perform similar to other equity securities and this may impact the Fund’s ability to meet its investment objective. SPAC shareholders may not approve any proposed acquisition or merger, or an acquisition or merger, once effected, may prove unsuccessful. If an acquisition or merger that meets the requirements of the SPAC is not completed within a pre-established period of time (typically, two years), the funds invested in the SPAC plus any interest paid on such funds while held in trust (less any permitted expenses and any losses experienced by the SPAC) are returned to its shareholders unless the shareholders approve alternative options. As a result, a Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns. Any warrants or other rights with respect to a SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price.
In connection with a proposed acquisition, a SPAC may raise additional funds in order to fund the acquisition, post-acquisition working capital, redemptions or some combination of those purposes. This additional fundraising may be in the form of a private placement of a class of equity securities or debt. The debt could be secured by the assets of the SPAC or the operating company existing after the acquisition or it could be unsecured. The debt may also be investment grade debt or below investment grade debt.
A  Fund may invest in stock, warrants, rights and other securities of SPACs or similar special purpose entities in a private placement transaction or as part of a public offering. If the Fund purchases securities in the SPAC’s IPO, typically it will receive publicly-traded securities called “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which each security typically is freely tradeable. An investment in the IPO securities of a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC. If the Fund invests in equity securities issued in a private placement after the IPO, those shares will not be publicly tradable unless and until there is a registration statement filed by the SPAC and approved by the SEC or if an exemption from registration is available, which exemptions typically become available at least a year after the date of the business combination. Equity investments in the SPAC made in connection with a proposed business combination will be diluted by the acquisition itself and further fundraising by the ongoing operating business.
If there is no market for the shares of the SPAC or only a thinly traded market for shares or interests in the SPAC develops, a Fund may not be able to sell its interest in a SPAC or it may only sell its interest at a price below what the Fund believes is the SPAC interest’s value. If not subject to a restriction on resale, a Fund may sell its investments in a SPAC at any time, including before, at or after the time of an acquisition or merger. Generally, SPACs provide the opportunity for common shareholders who hold publicly traded shares to have some or all of their shares redeemed by the SPAC at or around the time of a proposed acquisition or merger. However, there is often a limit to the number of shares that can be redeemed in connection with a business combination. If a Fund holds shares of publicly traded SPAC stock, this means that a Fund may not be able to redeem those shares prior to an acquisition and may have to hold those shares until after the completion of the acquisition. If a Fund purchases shares in a private placement, those shares will not be redeemable in connection with a transaction. In addition, a Fund may elect not to participate in a proposed SPAC transaction or may be required to divest its interests in the SPAC due to regulatory or other considerations.
An investment in a  SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders, may require governmental or other approvals that it fails to obtain or that an acquisition or merger, once effected, may prove unsuccessful and lose value. In addition, among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. For example, because the sponsor, directors and officers of a SPAC may directly or indirectly own interests in a SPAC, the sponsor, directors and officers may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate a business combination. SPAC sponsors generally purchase equity in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market. As a result, although most of the SPAC’s capital has been provided by IPO investors, the sponsors and potentially other initial investors will benefit more than investors from the SPAC’s completion of an initial business combination and may have an incentive to complete a transaction on terms that may be less favorable to other investors. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce. In addition, the requirement that a SPAC complete a business combination within a prescribed time frame may give potential target businesses leverage over the SPAC in negotiating a business combination and may limit the time the SPAC has in which to conduct due diligence on potential business combination targets, which could undermine the SPAC’s ability to complete a business combination on terms that would produce value for its shareholders. An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The value of investments in SPACs may be highly volatile and may depreciate over time.
In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer. In addition, the market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high returns, such returns are not typical and may not be sustainable. Certain investments in SPACs are privately placed securities and are also subject to the risks of such securities.
LIBOR Discontinuance or Unavailability Risk.  The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rates (collectively, “LIBOR”), Euro Interbank Offered Rate, Secured Overnight Financing Rate (“SOFR”) and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. LIBOR  was the basic rate of interest used in lending transactions between banks on the London interbank market and has been widely used as a reference for setting the interest rate on loans globally. As a result of benchmark reforms, publication of most LIBOR settings has ceased. However, the publication of certain other LIBORs will continue to be published on a temporary, synthetic and non-representative basis (e.g., the 1-month, 3-month, and 6-month USD LIBOR settings which are expected to be continued to be published until the end of September 2024). As these synthetic LIBOR settings are expected to be published for a limited period of time and are considered non-representative of the underlying market, regulators have advised that these settings should be used only in limited circumstances.
Various financial industry groups have been planning for the transition from  LIBOR and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the SOFR, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBORs with certain adjustments). It is expected that a substantial portion of future floating rate investments will be linked to SOFR or benchmark rates derived from SOFR (or other Alternative Reference Rates based on SOFR). There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR. These relatively new and developing rates may also behave differently than LIBOR would have or may not match the reference rate applicable to the underlying assets related to these investments. Investments in structured finance investments, loans, debt instruments or other investments tied to reference rates are also subject to operational risk associated with the alternative reference rate, such as errors in the input data or in the calculation of reference rates.
Additionally, the transition away from  LIBOR and certain other Reference Rates could, among other negative consequences (i) adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which the Fund may invest; (ii) require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products; (iii) lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; and/or (iv) cause the Fund to incur additional costs in relation to any of the above factors.
The risks associated with the above factors, including decreased liquidity, may be heightened with respect to investments in so-called “tough legacy” Reference Rate-based products that do not include effective fallback provisions to address how interest rates will be determined if  LIBOR and certain other Reference Rates stop being published. In addition, when a Reference Rate is discontinued, the alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons.
These developments could negatively impact financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of the uncertainty and developments relating to the transition process, performance, price volatility, liquidity and value of the Fund and its assets may be adversely affected.
Bitcoin Exposure. The Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity and Permanence Portfolios may have exposure to bitcoin indirectly through cash settled futures or indirectly through investments in pooled investment vehicles and exchange-traded products that invest in bitcoin (“Bitcoin ETFs”).  In addition, the Multi-Asset Real Return Portfolio may have exposure to bitcoin indirectly through cash settled futures. To the extent these Funds invest in bitcoin futures or the Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity and Permanence Portfolios invest in Bitcoin ETFs, they will do so through a wholly-owned subsidiary, which is organized as an exempted company under the laws of the Cayman Islands (each, a “Bitcoin Subsidiary” and together with the Multi-Asset Real Return Subsidiary, referred to as a “Subsidiary”). Each Fund may at times have no exposure to bitcoin. Although none of the Funds directly invest in bitcoin, each Fund’s indirect investments in bitcoin are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks.
Bitcoin is a digital asset whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the bitcoin network (commonly referred to as the bitcoin protocol). The value of bitcoin, like the value of other cryptocurrencies, is not backed by any government, corporation, or other identified body. The value of bitcoin is determined in part by the supply of (which is limited), and demand for, bitcoin in the markets for exchange that have been organized to facilitate the trading of bitcoin. The further development of the bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate.
Risks Related to  Bitcoin. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency is an emerging asset class with a limited history. Investments in or exposure to bitcoin are subject to substantial risks, including significant price volatility and fraud and manipulation, which are generally more pronounced in the crypto asset market. In addition, performance and value of indirect investments in bitcoin may differ significantly from the performance or value of bitcoin.
Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by Bitcoin ETFs  (and the Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity or Permanence Portfolios’ indirect exposure to such bitcoin) is also susceptible to these risks.
The value of a Fund’s indirect investments in bitcoin is subject to significant fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile and subject to sharp declines. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. A Fund’s exposure to bitcoin could result in substantial losses to the Fund.

Cryptocurrencies trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud, market manipulation and failure than established, regulated exchanges for securities and other traditional assets, derivatives, and other currencies. Cryptocurrency exchanges have in the past, and may in the future, fail or otherwise cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions.
Cryptocurrency exchanges that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of bitcoin and other cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of bitcoin.
Disruptions at bitcoin exchanges and potential consequences of a bitcoin exchange’s failure could adversely affect a Fund’s indirect investments in bitcoin. In 2022 and early 2023, several large participants in the cryptocurrency industry, including exchanges, lenders and investment firms, declared bankruptcy, which has resulted in a loss of confidence in participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. These events have also contributed to financial distress among crypto asset market participants and widespread disruption in those markets. The collateral impacts of these types of failures, or of fraud or other adverse developments in the crypto asset markets, is difficult to predict. Extreme volatility in the future, including further declines in the trading prices of the bitcoin, could have a material adverse effect on the value of the Funds’ indirect investments in bitcoin. Furthermore, negative perception and/or a lack of stability and standardized regulation in the digital asset economy may reduce confidence in the digital asset economy and may result in greater volatility in the prices of bitcoin and other digital assets, including a depreciation in value. Further, regulation of crypto asset markets is still developing and federal, state or foreign governmental authorities may restrict the development, use or exchange or cryptocurrencies. In addition, events that impact one cryptocurrency may lead to a volatility or a decline in the value or another cryptocurrency, such as bitcoin.
The market for bitcoin (and bitcoin futures) depends on, among other things: the supply and demand for bitcoin (and bitcoin futures); the adoption of bitcoin for commercial uses; the anticipated increase of investments in bitcoin-related investment products by retail and institutional investors; speculative interest in bitcoin, bitcoin futures, and bitcoin-related investment products; regulatory or other restrictions on investors’ ability to invest in bitcoin futures; and the potential ability to hedge against the price of bitcoin with bitcoin futures (and vice versa). At times, there has been, and may in the future be, significant disruption to the crypto asset market, which could adversely impact a Fund’s indirect investments in bitcoin.
Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth or possible cessation or reversal in the adoption and use of cryptocurrency and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A breach or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and or value of, other cryptocurrencies.
Bitcoin mining operations consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage. Given the energy-intensiveness and electricity costs of mining, miners are restricted in where they can locate mining operations. Any shortage of electricity supply or increase in related costs (or if miners otherwise cease expanding processing power) will negatively impact the viability and expected economic return from bitcoin mining, which will affect the availability of bitcoin in the marketplace. Today, many bitcoin mining operations rely on fossil fuels to power their operations. Public perception of the impact of bitcoin mining on climate change may reduce the demand for bitcoin and increase the likelihood of government regulation. Such events could have a negative impact on the price of bitcoin, bitcoin futures, and a Fund’s performance. In addition, sales of newly mined bitcoin (and sales of bitcoin by large holders) may impact the price of bitcoin.
Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact a Fund’s indirect investment in bitcoin. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.

Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset and future U.S. or foreign government or regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of a Fund’s indirect investment in bitcoin and the ability to exchange a cryptocurrency or utilize it for payments.
Many significant aspects of the tax treatment of investments in  cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce income that if directly earned by a RIC, like each Fund, would be treated as non-qualifying income for purposes of the income test applicable to RICs. Accordingly, to the extent the Multi-Asset Real Return Portfolio invests in bitcoin futures or the Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity and Permanence Portfolios invest in bitcoin futures or Bitcoin ETFs, it will do so through its Subsidiary.
In 2014, the IRS released a notice (the “Notice”) discussing certain aspects of “convertible virtual currency” (that is, digital assets that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for  U.S. federal income tax purposes and, in particular, stating that such a digital asset (i) is “property,” (ii) is not “currency” for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets. Moreover, although the Ruling & FAQs address the treatment of hard forks, there continues to be uncertainty with respect to the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to bitcoin holders and other similar events, including situations where such rights are disclaimed, as is expected with respect to a Bitcoin ETF’s intended treatment of such events.
The taxing authorities of certain states (i) have announced that they will follow the Notice with respect to the treatment of digital assets for state income tax purposes and/or (ii) have issued guidance exempting the purchase and/or sale of digital assets for fiat currency from state sales tax.
It is unclear what further guidance on the treatment of digital assets for state tax purposes may be issued in the future. It is unclear what additional guidance on the treatment of digital assets for  U.S. federal, state and local income tax purposes may be issued in the future. Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets. Any future guidance on the treatment of digital assets for federal, state or local tax purposes could result in adverse tax consequences for investors in each Fund and could have an adverse effect on the value of bitcoin.
Bitcoin Cash Settled Futures. The Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity and Permanence Portfolios may engage in futures contracts based on bitcoin to obtain long exposure to bitcoin. The Multi-Asset Real Return Portfolio may engage in futures contracts based on bitcoin to obtain long or short exposure to bitcoin. A long exposure reflects an investment contemplating an increase in the value of the underlying asset whereas a short exposure contemplates a decrease in value of the underlying asset.
The only bitcoin futures in which each Fund may invest are cash settled bitcoin futures traded on futures exchanges registered with the CFTC. The value of bitcoin futures is determined by reference to the CME CF Bitcoin Reference Rate, which provides an indication of the price of bitcoin across certain cash bitcoin exchanges.
Bitcoin futures expose a Fund to all of the risks related to bitcoin discussed above and also expose a Fund to risks related to futures, and specifically risks related to bitcoin futures. The price of bitcoin futures is based on a variety of factors. For example, regulatory changes or actions may alter the nature of an investment in bitcoin futures or restrict the use of bitcoin or the operations of the bitcoin network or exchanges on which bitcoin trades in a manner that adversely affects the price of bitcoin futures, which could adversely impact a Fund and necessitate the payment of large daily variation margin payments to settle a Fund’s losses.
The market for bitcoin futures is still developing and a Fund’s investment in bitcoin futures may involve illiquidity risk, as bitcoin futures are not as heavily traded as other futures given that the bitcoin futures market is relatively new, which means a Fund may be unable to purchase or sell a futures contract at a desired price or time and therefore may be unable to change its exposure levels to bitcoin and may need to continue meeting ongoing margin payment obligations on its current bitcoin futures contracts. In addition, bitcoin futures markets may be more volatile than traditional futures markets and exchanges on which bitcoin futures are traded and their related clearinghouses and a Fund’s FCMs generally require the Fund to maintain relatively high levels of initial margin at the clearinghouse and FCM in connection with bitcoin futures. Initial margin requirements will increase if a Fund’s bitcoin futures investments increase in value. Margin requirements and daily limits may limit the Fund’s ability to achieve the desired exposure.
Exchanges on which bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for a Fund’s bitcoin futures) have experienced, and may in the future experience, technical and operational issues, making bitcoin prices unavailable at times. In addition, the cash market in bitcoin has been the target of fraud and manipulation, which could affect the pricing of bitcoin futures contracts.

The contractual obligations of a buyer or seller holding a futures contract to expiration may be satisfied by settling in cash as provided by the terms of such contract. However, none of the Funds intend to hold bitcoin futures through expiration. Instead, each Fund intends to “roll” futures positions. “Rolling” refers to a process whereby futures contracts nearing expiration are closed out and replaced with new futures contracts with a later expiration date. Accordingly, the Fund is subject to risks related to rolling. In addition, the costs associated with rolling bitcoin futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of a Fund’s investments in bitcoin futures.
When the market for certain futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the “rolling process” of the bitcoin futures with closer delivery dates would take place at a price that is lower than the price of the bitcoin futures with more distant delivery dates. This pattern of higher futures prices for longer expiration bitcoin futures is often referred to as “contango.” Alternatively, when the market for certain bitcoin futures is such that the prices are higher in the nearer months than in the more distant months, the sale during the rolling process of the more nearby bitcoin futures would take place at a price that is higher than the price of the more distant bitcoin futures. This pattern of higher future prices for shorter expiration bitcoin futures is referred to as “backwardation.” There have been extended periods in which contango or backwardation has existed in certain futures markets in general. Such periods could occur in the future for bitcoin futures and may cause significant and sustained losses. Additionally, because of the frequency with which a Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.
In addition,  bitcoin and bitcoin futures have generally exhibited significant price volatility relative to traditional asset classes. Bitcoin futures may also experience significant price volatility as a result of the market fraud and manipulation noted above.
Futures contracts providing short exposure to  bitcoin are also subject to additional risks, including potentially unlimited losses. The Multi-Asset Real Return Portfolio’s short exposure would reflect the portfolio management team’s view that the value of the underlying asset will decrease. If the Adviser fails to accurately predict the movement in the value of the underlying asset, the Multi-Asset Real Return Portfolio may incur a theoretically unlimited loss on short exposures (whereas losses from long exposures can equal only the full value of the underlying asset).
Futures contracts based on  bitcoin are also subject to the risks otherwise applicable to derivatives, in particular those described in “Futures Contracts.”
Bitcoin ETFs. The Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity and Permanence Portfolios may obtain investment exposure to bitcoin indirectly through investing in Bitcoin ETFs. The amount of a Fund’s investment in Bitcoin ETFs will be subject to certain limits at the time of investment. The  risks of investing in Bitcoin ETFs are similar to the risks of investing in  cryptocurrencies generally. Investments in a Bitcoin ETF expose a Fund to all of the risks related to  bitcoin discussed above and also expose a Fund to risks specific to such Bitcoin ETF.
Shares of Bitcoin ETFs (including for purposes of this and the following paragraph, as applicable, pooled investment vehicles other than ETFs providing Bitcoin exposure) have historically traded, and may continue to trade, at a significant discount or premium to NAV. To the extent a Bitcoin ETF trades at a discount to NAV, the value of a Fund’s investment in the Bitcoin ETF would typically decrease, even if the value of the Bitcoin ETF’s underlying holdings in bitcoin does not decrease. In addition, there is no guarantee that an active trading market for a Bitcoin ETF will exist at any time. A Fund’s investment in a Bitcoin ETF will be subject to the operating expenses associated with such Bitcoin ETF. In addition, Bitcoin ETFs are susceptible to theft of their bitcoin holdings, which would negatively affect an investment by a Fund in such products.
A Fund’s investments in Bitcoin ETFs are also subject to the risks associated with private funds and ETFs generally, including liquidity risk, authorized participant concentration risk, cash transactions risk and trading risk. The securities of such private funds are generally not registered under the 1940 Act, and therefore a Fund’s investments in Bitcoin ETFs will not benefit from the protections and restrictions of such laws and the regulations thereunder.
Bitcoin ETFs are generally expected to be treated as grantor trusts for U.S. federal income tax purposes, and therefore an investment by the Bitcoin Subsidiary in Bitcoin ETFs will generally be treated for tax purposes as a direct investment by the Bitcoin Subsidiary in bitcoin and will be subject to the tax risks related to investment in bitcoin.
Special Risks Related to the Cayman Islands Subsidiary. Each of the Advantage Portfolio, Asia Opportunity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Global Insight Portfolio, Global Opportunity Portfolio, Global Permanence Portfolio, Growth Portfolio, Inception Portfolio, International Advantage Portfolio, International Opportunity Portfolio, Multi-Asset Real Return Portfolio and Permanence Portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. Each Bitcoin Subsidiary may invest in Bitcoin ETFs, cash-settled bitcoin futures and other investments. Investments in each Bitcoin Subsidiary are expected to provide a Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below under “Taxes.” The Multi-Asset Real Return Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Multi-Asset Real Return Subsidiary may also invest in cash-settled bitcoin futures. Investments in the Multi-Asset Real Return Subsidiary are expected to provide the Multi-Asset Real Return Portfolio with exposure to bitcoin and the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings, as discussed below under “Taxes.” Each Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors.
Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of any Subsidiary will be sold or offered to other investors. To the extent that a Fund invests in a Subsidiary, the Fund may be subject to the risks associated with such commodity-related instruments,  bitcoin and other bitcoin related investments.
While each Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other  U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiary to operate as described in the applicable Prospectus and this SAI and could eliminate or severely limit the Fund’s ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.
Additional Risks.
Special Risks Related to Cyber Security. The  Company and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the  Company and its service providers use to service the  Company’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the  Company and its service providers. Cyber attacks against or security breakdowns of the Company or its service providers may adversely impact the  Company and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and a  Fund  to process transactions; inability to calculate  a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The  Company may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which  a Fund invests, which may cause  a Fund’s investment in such issuers to lose value. There can be no assurance that the  Company or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a  Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders. For example, the SEC recently adopted amendments to rules related to fund names and related strategies, which could result in costs to some Funds in amending their names and/or strategies accordingly. In addition, a rapidly expanding or otherwise more aggressive regulatory environment may impose greater costs on all sectors and on financial services companies in particular.
Market and Geopolitical Risk. The value of your investment in a Fund is based on the values of a Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries (and in turn adversely impact a Fund’s investments) and otherwise adversely affect the Fund and its operations. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of a Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in a Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruption could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations. The value of a Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf a Fund.
Additionally, health crises and geopolitical developments have in the past, and may in the future, adversely impact a number of industries, including but not limited to retail, transportation, hospitality and entertainment. In addition to these or other developments having adverse consequences for certain companies and other issuers in which a Fund invests and the value of a  Fund’s investments therein, the operations of the Adviser (including those relating to the Fund) could be impacted adversely, including through quarantine measures and travel restrictions imposed on the Adviser’s or service providers’ personnel located in affected countries, regions or local areas, or any related health issues of such personnel. Any of the foregoing events could materially and adversely affect the Adviser’s ability to source, manage and divest investments on behalf of a Fund and pursue a Fund’s investment objectives and strategies. Similar consequences could arise with respect to other infectious diseases. Given the significant economic and financial market disruptions and general uncertainty associated with pandemics, valuation and performance of the Fund’s investments may be impacted adversely.
During periods of low interest rates, a Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of low interest rates, the Fund may be unable to maintain positive returns). These levels of interest rates may magnify the risks associated with rising interest rates. Changing interest rates may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect a Fund’s yield, income and performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affects a Fund’s investments.
Government and other public debt, including municipal obligations in which a Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by a Fund that rely on such payments. Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.
ESG Investment Risk. To the extent that the Adviser considers environmental, social and/or governance (“ESG”) issues, the Fund’s performance may be impacted. Additionally, the Adviser’s consideration of ESG issues may require subjective analysis based on qualitative assessments and the ability of the Adviser to consider ESG issues may be impacted by data availability for a particular company or issuer (or obligor), including if the data is inaccurate, incomplete, unavailable or based on estimates. The Adviser’s consideration of ESG issues may contribute to the Adviser’s decision to forgo opportunities to buy certain securities. ESG issues with respect to an issuer (or obligor) or the Adviser’s assessment of such may change over time. The consideration of ESG issues within the Adviser’s investment decision-making process for the Fund may vary across asset classes, industries and sectors. When deemed by the Adviser to be relevant to its evaluation of a company’s financial performance and when applicable information is available, the Adviser considers financially material ESG issues which may impact the prospects of an issuer or long-term stock price performance of a company. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.

INVESTMENT LIMITATIONS
Fundamental Limitations
Each Fund has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Each Fund (except for the Global Franchise and Inception Portfolios) will not:

1	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

2	purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

3	make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

4	except with respect to the Emerging Markets Leaders, Global Concentrated, Global Core, Global Focus Real Estate, Global Infrastructure, Global Stars, US Core, U.S. Focus Real Estate, U.S. Real Estate, American Resilience and International Resilience Portfolios, invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

5	borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

6	issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

7	underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

8	except with respect to the Global Focus Real Estate, Global Infrastructure, Global Stars, Multi-Asset Real Return, U.S. Focus Real Estate and Vitality Portfolios acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the U.S. Real Estate Portfolio will invest more than 25% of its total assets in the U.S. real estate industry, as described in its Prospectus, and that the Global Real Estate Portfolio will invest more than 25% of its total assets in the real estate industry, as described in its Prospectus;

9	with respect to the Global Focus Real Estate, Global Infrastructure, Global Stars, Multi-Asset Real Return and U.S. Focus Real Estate Portfolios only, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Global Focus Real Estate Portfolio will invest 25% or more of its total assets in the real estate industry, that the Global Infrastructure Portfolio will invest 25% or more of its total assets in the infrastructure industry and that the U.S. Focus Real Estate Portfolio will invest 25% or more of its total assets in the U.S. real estate industry;

10	with respect to the Vitality Portfolio only, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Vitality Portfolio will invest more than 25% of its total assets in the group of industries comprising the healthcare sector; and

11	except with respect to the Global Focus Real Estate, Global Real Estate and Multi-Asset Real Return Portfolios, write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Each of the Global Franchise and Inception Portfolios will not:

1	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

2	purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

3	lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

4	except with respect to the Global Franchise Portfolio, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Fund’s total assets, at market value, would be invested in the securities of such issuer;

5	issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

6	underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

7	acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

8	write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Non-Fundamental Limitations
In addition, each Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each Fund will not:

1	purchase on margin except that (i) each Fund may make margin deposits in connection with short sales of securities, derivatives and other similar transactions; (ii) each Fund may use short-term credit as may be necessary for the clearance of purchases and sales of securities; and (iii) as specified above in fundamental investment limitation number (1) above;

2	except with respect to the Global Real Estate Portfolio, make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder; and

3	borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Fund’s total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets.

Whether diversified or non-diversified, each Fund will satisfy the diversification requirements for tax treatment as a RIC. As a result, each Fund will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of one or more “qualified” publicly traded partnerships.
The percentage limitations contained in these fundamental and non-fundamental limitations apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Fund’s assets or in total or net assets of the Fund will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings. Future portfolios of the Company may adopt different limitations.
The investment policies, limitations or practices of the Funds may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Company’s Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser may disclose information concerning Company portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Company shareholders. In no instance may the Adviser, Sub-Advisers or the Company receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Company. Consideration includes any agreement to maintain assets in the Company or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Company has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Company shareholders receive non-public portfolio holdings information, except as described below.
The Company makes available on its public website the following portfolio holdings information:

■
complete portfolio holdings information monthly, at least 15 calendar days after the end of each month (except with respect to the Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Global Concentrated, Global Core, Global Endurance, Global Franchise, Global Insight, Global Opportunity, Global Permanence, Global Stars, Growth, Inception, International Advantage, International Opportunity, Permanence, US Core, American Resilience, International Resilience and Vitality Portfolios);

■	complete portfolio holdings information quarterly, at least 15 calendar days after the end of each quarter (with respect to the Emerging Markets Leaders Portfolio);

■
complete portfolio holdings information quarterly, at least 45 calendar days after the end of each quarter (with respect to the Advantage, Counterpoint Global, Global Endurance, Global Insight, Global Permanence, Growth, Inception, Permanence and Vitality Portfolios); and

■	top 10 holdings monthly, at least 15 calendar days after the end of each month.

With respect to the Global Concentrated, Global Core, Global Franchise, Global Stars, American Resilience, International Resilience and US Core Portfolios, complete holdings will be publicly available on a quarterly basis 15 calendar days after the quarter-end by calling (800) 869-6397 or email client service at  msimcs@morganstanley.com.
With respect to the Asia Opportunity, Developing Opportunity, Global Opportunity, International Advantage and International Opportunity Portfolios, complete holdings will be publicly available on a quarterly basis 45 calendar days after the quarter-end by calling (800) 869-6397 or email client service at msimcs@morganstanley.com.
The Company provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semi-Annual and Annual reports, and for the first and third fiscal quarters in its filings with the SEC as an exhibit to Form N-PORT. These portfolio holdings will be available on or about the date of this Statement of Additional Information on the Fund’s public website, www.morganstanley.com/im/shareholderreports.
All other portfolio holdings information that has not been disseminated in a manner making it available generally as described above is non-public information for purposes of the Policy.
The Company may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include clients/shareholders (such as redeeming shareholders in-kind), fund rating agencies, information exchange subscribers, proxy voting or advisory services, pricing services, consultants and analysts, portfolio analytics providers, transition managers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party pursuant to an exemption unless and until the third party recipient has entered into a non-disclosure agreement with the Company and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Company or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Funds’ independent registered public accounting firm (as of the Company’s fiscal year end and on an as-needed basis), (ii) counsel to the Company (on an as needed basis), (iii) counsel to the Independent Directors (on an as-needed basis) and (iv) members of the Board of Directors (on an as-needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Company and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Company non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).
The Adviser and/or Sub-Advisers may provide interest lists to broker-dealers who execute securities transactions for the Company without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser and Sub-Advisers or any affiliate of the Adviser or Sub-Advisers (the

“Morgan Stanley Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list will not disclose portfolio holdings on a fund-by-fund basis; (3) the interest list must not contain information about the number or value of shares owned by a specified Morgan Stanley Fund; (4) the interest list may identify the investment strategy, but not the particular Morgan Stanley Funds, to which the list relates; and (5) the interest list may not identify the portfolio manager or team members responsible for managing the Morgan Stanley Funds.
The Company may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information.
Portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants, or similar providers in connection with each Fund’s portfolio trading or operational processing activities; such entities generally need access to such information in the performance of their duties and responsibilities to fund service providers and are subject to a duty of confidentiality, including a duty not to trade on material nonpublic information, imposed by law or contract. Portfolio holdings information may also be provided to affiliates of MSIM pursuant to regulatory requirements or for legitimate business purposes, which may include risk management, or may be reported by each Fund’s counterparties to certain global trade repositories pursuant to regulatory requirements.
The Adviser, the Sub-Advisers, the Company and/or certain Funds currently have entered into ongoing arrangements regarding the selective disclosure of complete portfolio holdings information, except as otherwise noted, with the following parties:

Name	Frequency[1]	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
BlackRock Financial Management Inc.[2]	Daily basis	[3]
KellyCo Marketing	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Commcise Software Limited	Monthly basis	Approximately three business days
Virtu Financial, Inc.	Monthly basis	Approximately three business days
R.R. Donnelley & Sons Company	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Toppan Merrill[4]	Semi-Annual basis	Approximately 15 business days after month end
Fund Rating Agencies
Refinitiv Lipper	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
FactSet Research Systems, Inc.	Daily basis	Daily
BestX Ltd.	Daily basis	Daily
Essentia Analytics Inc.[5]	Daily basis	One day
Abel Noser Solutions, LLC	Daily basis	Daily
MSCI Inc.	Daily basis	Daily
1	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
2	With respect to the Multi-Asset Real Return Portfolio, only.
3	Information will typically be provided on a real time basis or as soon thereafter as possible.
4	With respect to the Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Endurance, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity, Permanence Portfolios and Vitality only.
5	With respect to the Emerging Markets Leaders Portfolio only.
All disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be reviewed and approved by the Adviser, which will also determine from time-to-time whether such third parties should continue to receive portfolio holdings information.
The  Adviser and/or Sub-Advisers shall report quarterly to the Board of Directors (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.
PURCHASE AND REDEMPTION OF SHARES
The Company has suspended offering Class L shares of each Fund for sale to all investors. Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. Class L shares of the American Resilience, Asia Opportunity, Counterpoint Global, Developing Opportunity, Emerging Markets Leaders, Global Concentrated, Global Core, Global Endurance, Global Focus Real Estate, Global Permanence, International Resilience, Multi-Asset Real Return, Permanence, Emerging Markets ex China, US Core,  U.S. Focus Real Estate and Vitality Portfolios are not being offered at this time. You do not currently have the option of purchasing Class L shares.
Information concerning how Fund shares are offered to the public (and how they are redeemed or exchanged) is provided in the Fund’s Prospectus. Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Company; and (iii) to reduce or waive the minimum for initial investments for certain categories of investments.
The  NAV of each Fund is calculated on days that the New York Stock Exchange (“NYSE”) is open for business.  NAV is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) (for each Fund, the “Pricing Time”). Shares will generally not be priced on days that the NYSE is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, a Fund reserves the right to close at or prior to the  SIFMA recommended closing time. If a Fund does so, it will cease granting same day credit for purchase and redemption orders received after a Fund’s closing time and credit will be given on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a  Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its  NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Certain Funds may elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Funds’ securities trade remain open.
Additional Purchase Information
You may purchase Class I, Class A, Class C, Class R6 and Class IR shares directly from the Funds by Federal Funds wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Funds by purchasing Class I, Class A, Class C, Class R6 and/or Class IR shares through certain third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with Morgan Stanley Distribution, Inc. (the “Distributor”) (each, a “Financial Intermediary”). Some Financial Intermediaries may charge an additional service or transaction fee (see also “Investment Through Financial Intermediaries”). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Funds or their agents incur. If you are already a shareholder, the Funds may redeem shares from your account(s) to reimburse the Funds or their agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Funds.
Check. An account may be opened and you may purchase Class I, Class A, Class C,  Class R6 and Class IR shares by completing and signing a New Account Application and mailing it, together with a check payable to “Morgan Stanley Institutional Fund, Inc. — [Fund name]” to:
Morgan Stanley Institutional Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219804 Kansas City, MO 64121-9804
A purchase of shares by check ordinarily will be credited to your account at the NAV of each of the Funds determined on the day of receipt.
Investment Through Financial Intermediaries
Certain Financial Intermediaries have made arrangements with the Company so that an investor may purchase Class I, Class A, Class C,  Class R6 and Class IR shares or redeem Class I, Class A, Class L, Class C,  Class R6 and Class IR at the NAV (after any applicable sales load or contingent deferred sales charge (“CDSC”)) next determined after the Financial Intermediary receives the share order. In other instances, the Company has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Company’s behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Company will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee, receives the share order from an investor.

Conversion to a New Share Class
If the value of an account containing shares of a Fund falls below the investment minimum for the class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth in the applicable Fund’s Prospectus and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser’s discretion, convert to another class of shares offered by the Fund, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Company will not convert to another class of shares based solely upon changes in the market that reduce the NAV of shares. Under current tax law, conversion between share classes is generally not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.
Involuntary Redemption of Shares
If your account has been converted to a new share class and the value of an account falls below the investment minimum for that class because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth in the applicable Fund’s Prospectus, and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Company. The Company will not redeem shares based solely upon changes in the market that reduce the NAV of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.
Suspension of Redemptions
The Company may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for a Fund to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.
Further Redemption Information
To protect your account and the Company from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An “eligible guarantor institution” may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment (“stock power”) which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.
ACCOUNT POLICIES AND FEATURES
Transfer of Shares
Shareholders may transfer shares of  a Fund to another person by making a written request to the Company.  The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the applicable Fund’s Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Fund’s shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a New Account Application.
Valuation of Shares
NAV of a class is determined by dividing the total market value of  a Fund’s investments and other assets attributable to that class, less the total market value of all liabilities attributable to that class, by the total number of outstanding shares of the respective class of that Fund. The NAV for each class of shares offered by the Company may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Class A shares, Class C shares and Class L shares.
In the calculation of  a Fund’s NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the latest reported sale price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from the relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser and/or Sub-Advisers, determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Fund’s Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.
Certain of  a Fund’s securities may be valued using as an input evaluated prices provided by an approved outside pricing service. Prices obtained from these approved sources are monitored and reviewed by the Adviser’s Valuation Committee and if not deemed to represent fair value, may be overridden and valued using procedures approved by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but a  Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. In certain cases where a valuation is not available from any of the approved pricing services, then a quote from a broker or dealer may be used.
Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an approved outside pricing service or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.
If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security’s market value, such security is valued at its fair value as determined in good faith using methods approved by the Board.
Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith using methods approved by the Board.
In general, fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When there is no public market or possibly no market at all for an asset, fair value represents, in general, a good faith approximation of the current value of an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.
The proceeds received by each Fund from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of each Fund. The underlying assets of a Fund will be segregated on the books of account, and will be charged with the liabilities in respect of a Fund and with a share of the general liabilities of the Company. Expenses of the Company with respect to the Fund and the other series of the Company are generally allocated in proportion to the  NAVs of the respective Fund except where allocations of expenses can otherwise be fairly made.
Each Fund relies on various sources to calculate its NAV. The ability of the Fund to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third-party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

Although the legal rights of Class I, Class A, Class L, Class C,  Class R6 and Class IR shares will be identical, the different expenses borne by each class will result in different NAVs and dividends for the class. Dividends will differ by approximately the amount of the class specific expenses (distribution, transfer agency and sub transfer agency fees). The NAV of Class A, Class L and Class C shares will generally be lower than the NAV of Class I, Class R6 and Class IR shares as a result of the shareholder services fees charged to Class A and the distribution and shareholder services fees charged to Class C and Class L shares and certain other class-specific expenses of Class A, Class L and Class C shares.
MANAGEMENT OF THE COMPANY
Directors and Officers
The Board of the Company consists of eleven Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. None of the Directors have an affiliation or business connection with the Adviser or any of its affiliated persons or own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These Directors are the “non-interested” or “Independent” Directors of the Company as defined under the 1940 Act.
Board Structure and Oversight Function
The Board’s leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Company between meetings.
The Board of Directors operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Company and Company stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Company’s activities and associated risks. The Board of Directors has established six standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee, which are each comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Company. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Directors and the Committees.”
A Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of the Company’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to a Fund. In addition, appropriate personnel, including but not limited to the Company’s Chief Compliance Officer, members of the Company’s administration and accounting teams, representatives from a Fund’s independent registered public accounting firm, the Company’s Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Company’s activities and related risks to the Board of Directors and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Company officers also communicate with the Directors regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect a Fund. Moreover, the Board recognizes that it may be necessary for a Fund to bear certain risks (such as investment risk) to achieve their respective investment objectives.
As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Company and engages in discussions with appropriate parties relating to the Company’s operations and related risks.
Directors
The Company seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Company. In addition, the Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Company and protecting the interests of shareholders. Information about the Company’s Governance Committee and Board of Directors nomination process is provided below under the caption “Independent Directors and the Committees.”

The Directors of the Company, their birth years, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (described below) overseen by each Independent Director and other directorships, if any, held by the Directors, are shown below (as of June 1, 2024). The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the “Morgan Stanley AIP Funds”).

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director During Past 5 Years**
Frank L. Bowman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1944	Director	Since August 2006
President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de L’Ordre  National du Mérite by the French Government; elected to the National Academy of Engineering (2009).
87
Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director During Past 5 Years**
Frances L. Cashman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88
Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Formerly, Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Formerly, Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012–2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director During Past 5 Years**
Nancy C. Everett c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88
Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1959	Director	Since June 2024	Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (2014-2021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (2006-2010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (1988-1990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (1986-1988); Equity Derivatives Trading, Lehman Brothers (1983-1986).	84	Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director During Past 5 Years**
Eddie A. Grier c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88
Director, Witt/Kieffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88
Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021);  Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director During Past 5 Years**
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director During Past 5 Years**
Michael F. Klein c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1958	Director	Since August 2006
Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).
				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director During Past 5 Years**
Patricia A. Maleski c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
*	This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.
The executive officers of the Company, their birth years, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below (as of April 1, 2024).

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013
President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021
Managing Director of the Adviser (since January 2024) and Chief Compliance officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 – December 2020).

Francis J. Smith 750 7th Ave New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary and Chief Legal Officer	Since June 1999
Managing Director (since 2018) and Chief Legal Officer (since 2016) of the Adviser and various entities affiliated with the Adviser; Secretary (since 1999) and Chief Legal Officer (since 2016) of various Morgan Stanley Funds.

Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017
Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*	This is the earliest date the Officer began serving the Morgan Stanley Funds. Each Officer serves an indefinite term, until his or her successor is elected.
In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Company: Stefanie Chang Yu, Nicholas  DiLorenzo,  Francesca Mead and Sydney A. Walker.
It is a policy of the Company’s Board that each Director shall invest in any combination of the Morgan Stanley Funds that the Director determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund.
For each Director, the dollar range of equity securities beneficially owned by the Director in the Funds  and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2023 is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Funds (as of December 31, 2023)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (as of December 31, 2023)
Independent:
Frank L. Bowman	[1]	Over $100,000
Kathleen A. Dennis	[2]	Over $100,000
Nancy C. Everett	[3]	Over $100,000
Jakki L. Haussler	[4]	Over $100,000
Manuel H. Johnson	None	Over $100,000
Michael F. Klein[5]	[6]	Over $100,000
Patricia A. Maleski	None	Over $100,000
W. Allen Reed[5]	[7]	Over $100,000
Frances L. Cashman	None	None
Eddie A. Grier	None	None
Richard G. Gould	[8]	Over $100,000
1	Growth Portfolio (over $100,000); and Inception Portfolio ($50,001-$100,000).
2	Inception Portfolio (over $100,000).
3	Global Insight Portfolio (over $100,000); and Global Opportunity Portfolio (over $100,000).
4	Emerging Markets Portfolio (over $100,000).
5	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.
6	Emerging Markets Portfolio (over $100,000); Growth Portfolio (over $100,000); and International Equity Portfolio (over $100,000).
7	Emerging Markets Portfolio ($50,001-$100,000); Global Endurance Portfolio (over $100,000); Inception Portfolio ($10,001-$50,000); Global Endurance (over $100,000); Global Franchise Portfolio (over $100,000); and U.S. Real Estate Portfolio (over $100,000).
8	Emerging Markets Portfolio (over $100,000).

As to each Independent Director and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Company, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Company.
As of April 1, 2024, the Directors and officers of the Company, as a group, owned less than 1% of any class of the outstanding shares of the Fund.
Independent Directors and the Committees
Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Board has six committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee.
The Independent Directors  are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors  are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.
The Board of Directors  has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds’  independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Company’s  system of internal controls; and reviewing the valuation process. The Company  has adopted a formal, written Audit Committee Charter.
The members of the Audit Committee of the Company are Nancy C. Everett, Eddie A. Grier, and Jakki L. Haussler. None of the members of the Company’s  Audit Committee is an “interested person,” as defined under the 1940 Act, of the Company  (with such disinterested Directors  being “Independent Directors” or individually, an “Independent Director”). Each Independent Director  is also “independent” from the Company  under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Company  is Jakki L. Haussler.
The Board of Directors  of the Company  also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors  on the Company’s  Board and on committees of such Board and recommends such qualified individuals for nomination by the Company’s  Independent Directors  as candidates for election as Independent Directors, advises the Company’s  Board with respect to Board composition, procedures and committees, develops and recommends to the Company’s  Board a set of corporate governance principles applicable to the Company, monitors and makes recommendations on corporate governance matters and policies and procedures of the Company’s  Board of Directors  and any Board committees and oversees periodic evaluations of the Company’s  Board and its committees. The members of the Governance Committee of the Company  are Kathleen A. Dennis, Manuel H. Johnson, Michael F. Klein, Patricia  A. Maleski and W. Allen Reed, each of whom is an Independent Director. In addition, W. Allen Reed (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Kathleen A. Dennis.
The Company  does not have a separate nominating committee. While the Company’s  Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors  of the Company  believes that the task of nominating prospective Independent Directors  is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, all the Independent Directors  participate in the selection and nomination of candidates for election as Independent Directors  for the Company. Persons recommended by the Company’s Governance Committee as candidates for nomination as Independent Directors  shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors  of the Company  expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Company’s  Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors  as described below under the caption “Shareholder Communications.”
The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Company  and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Kathleen A. Dennis,

Richard G. Gould and Patricia  A. Maleski, each of whom is an Independent Director. The Chairperson of the Compliance and Insurance Committee is Frank L. Bowman.
The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee oversee the Company’s portfolio investment process and review the performance of the Company’s  investments. The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee also recommend to the Board to approve or renew the Company’s Investment Advisory, Sub-Advisory and Administration Agreements. Each Investment Committee focuses on the Company’s primary areas of investment, namely equities, fixed income, liquidity and alternatives. Kathleen A. Dennis, Nancy C. Everett, Richard G. Gould, Eddie A. Grier, Jakki L. Haussler and Michael F. Klein are members of the Equity Investment Committee. The Chairperson of the Equity Investment Committee is Nancy C. Everett. Frank L. Bowman, Frances L. Cashman, Manuel H. Johnson,  and Patricia  A. Maleski are members of the Fixed Income, Liquidity and Alternatives Investment Committee. The Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee is Manuel H. Johnson.
The Risk Committee assists the Board in connection with the oversight of the Company’s risks, including investment risks, operational risks and risks posed by the Company’s service providers as well as the effectiveness of the guidelines, policies and processes for monitoring and mitigating such risks. The members of the Risk Committee of the Company are Frances L. Cashman, Manuel H. Johnson, Michael F. Klein and W. Allen Reed, each of whom is an Independent Director. The Chairperson of the Risk Committee is Michael F. Klein.
During the Company’s  fiscal year ended December 31, 2023, the Board of Directors  held the following meetings:

Number of Meetings
Board of Directors/Committee
Board of Directors	5
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Equity Investment Committee	5
Fixed Income, Liquidity and Alternatives Investment Committee	5
Risk Committee	4
Experience, Qualifications and Attributes
The Board has concluded, based on each Director’s experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.
Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee). Mr. Bowman also serves as a Director of Naval and Nuclear Technologies LLP and Director Emeritus for the Armed Services YMCA, and formerly served as a Director of BP, plc. Mr. Bowman serves as Chairman of the Board of Trustees of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement, a former member of the CNA Military Advisory Board and a member of the Dolphin Scholarship Foundation Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Ordre National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.
With more than 30 years of experience in the financial services industry, Ms. Cashman possesses valuable insights and expertise regarding governance, marketing, communications, and strategy. Ms. Cashman is Chief Executive Officer of the Asset Management Portfolio of Delinian Ltd.  Prior to that, Ms. Cashman spent over 20 years at Legg Mason & Co., ultimately serving as Executive Vice President and Global Head of Marketing and Communications. She has gained valuable experience as Director of two investment management entities and as a distribution leader reporting to boards of other mutual funds. In addition, Ms. Cashman also serves as Trustee for the Georgia Tech Foundation.
Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Governance Committee. Ms. Dennis

possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.
Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. Ms. Everett serves as the Chairperson of the Equity Investment Committee. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.
With over 30 years of experience in the financial services industry, Mr. Gould brings extensive expertise in managing and developing diverse businesses within financial organizations. Mr. Gould began his career as an equity derivatives options trader at Lehman Brothers. He then transitioned to Morgan Stanley to start its Non-US Derivatives and Global Portfolio trading business, where he became a Managing Director and held a diverse set of senior positions within the firm’s various business lines. After a 20-year tenure with Morgan Stanley, he became a Founding Member and Executive Vice President of Information Services Group (“ISG”), a special purpose acquisition company (SPAC). After successfully taking ISG public, Mr. Gould joined Bloomberg Tradebook as its Head of Global Sales and built a sales organization around the firm’s fixed income, equities derivatives, FX products and a logarithmic trading platform. Mr. Gould next held Chairman, CEO, and other executive roles within CLSA Americas, LLC and its affiliates where he provided strategic leadership for the company establishing and implementing long range goals, strategies, plans and policies. He was also a member of the CLSA Global Management Committee and the CLSA Broking Executive Committee, further contributing to his governance experience.
During the course of a career spanning more than 40 years in both academia and industry, Mr. Grier has gained substantial experience in management, operations, finance, marketing, and oversight. Mr. Grier is the Dean of Santa Clara University’s Leavey School of Business. Prior to that, Mr. Grier was the Dean of the Virginia Commonwealth University School of Business. Before joining academia, Mr. Grier spent 29 years at the Walt Disney Company where he served in various leadership roles, including as President of the Disneyland Resort. Mr. Grier also gained substantial oversight experience serving on the boards of Sonia Senior Living, Inc. (formerly, Capital Senior Living Corporation), NVR, Inc., and Middleburg Trust Company. In addition, Mr. Grier currently serves as a Director of Witt/Kieffer, Inc., Director of NuStar GP, LLC  and Regent of University of Massachusetts Global. Mr. Grier is also a Certified Public Accountant.
With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Company’s Board, where she serves as the Chairperson of the Audit Committee. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive). The Board has determined that Ms. Haussler is an “audit committee financial expert” as defined by the SEC.
In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he currently serves as the Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee and formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.
Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein is the Chairperson of the Risk Committee. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive and Co-President of Aetos Alternatives Management, LP and as a Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP. In addition, he also has experience as a member of the board of other funds in the Fund Complex.
Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP (“PW”) and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, at the Pierpont Group, and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan

Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.
Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares Inc. and his service as Chair of the Board and as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his prior positions as a Director of Legg Mason, Inc. and as President and CEO of General Motors Asset Management.
The Directors’ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.
The Board has adopted a policy that Board members are expected to retire no later than the end of the year they reach the age of 78. The Governance Committee has discretion to grant waivers from this retirement policy under special circumstances, including for Board members to continue serving in Chair or Chair-related roles beyond the retirement age. Current Board members who have reached the age of 75 as of January 1, 2021, are grandfathered as exceptions to the retirement policy and may continue to serve on the Board until the end of the year in which they turn 80 years of age.
Advantages of Having the Same Individuals as Directors for the Morgan Stanley Funds
The Independent Directors and the Company’s management believe that having the same Independent Directors for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each  fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Morgan Stanley Funds.
Director and Officer Indemnification
The Company’s Articles of Incorporation provides that no Director, officer, employee or agent of the Company is liable to the Company or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Company, except as such liability may arise from his/her or its own bad faith, willful malfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Company property for satisfaction of claims arising in connection with the affairs of the Company. With the exceptions stated, the Articles of Incorporation provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Company.
Shareholder Communications
Shareholders may send communications to the Company’s Board of Directors. Shareholders should send communications intended for the Company’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Company’s office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Company not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Compensation
Each Director (except for the Chair of the Boards) receives an annual retainer fee of $335,000 for serving as a Director of the Morgan Stanley Funds.
The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Risk Committee Chairperson, the Equity Investment Committee Chairperson, Fixed Income, Liquidity and Alternatives Investment Committee Chairperson and Governance Committee Chairperson each receive an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $65,000. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Chair of the Boards receives a total annual retainer fee of $630,000 for his services and for administrative services provided to each Board.
The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Company who are employed by the Adviser receive no compensation or expense reimbursement from the Company for their services as a Director.

Effective April 1, 2004, the Company began a Deferred Compensation Plan (the “DC Plan”), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Company.
Prior to April 1, 2004, the Company maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).
The following table shows aggregate compensation payable to each of the Company’s Directors from the Company for the fiscal year ended December 31, 2023 and the aggregate compensation payable to each of the Company’s Directors by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2023.

Compensation[1]
Name	Aggregate Compensation From the Company[2]	Total Compensation From Company and Fund Complex Paid to the Directors[3]
Frank L. Bowman	$27,635	$400,000
Frances L. Cashman[2],[3]	23,162	335,000
Kathleen A. Dennis	26,599	385,000
Nancy C. Everett	26,574	385,000
Richard G. Gould[4]	-	-
Eddie A. Grier	23,123	335,000
Jakki L. Haussler	28,644	415,000
Manuel H. Johnson	26,599	385,000
Joseph J. Kearns[2],[3],[5]	23,167	335,000
Michael F. Klein[2],[3]	26,774	385,000
Patricia A. Maleski	23,123	335,000
W. Allen Reed[3]	43,540	630,000
1	Includes all amounts paid for serving as director/trustee of the funds in the Fund Complex, as well as serving as Chair of the Boards or a Chairperson of a Committee.
2	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Company’s fiscal year. The following Directors deferred compensation from the Company during the fiscal year ended December 31, 2023: Ms. Cashman, $11,637, Mr. Kearns, $11,116 and Mr. Klein, $26,774.
3	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2023 before deferral by the Directors under the DC Plan. As of December 31, 2023, the value (including interest) of the deferral accounts across the Fund Complex for Ms. Cashman and Messrs. Kearns, Klein and Reed pursuant to the deferred compensation plan was $173,673, $1,236,375, $3,928,291 and $4,422,691, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
4	Mr. Gould became a member of the Board of Directors on June 1, 2024 and therefore did not receive any compensation from the Company or the Fund Complex during the periods shown.
5	Mr. Kearns retired from the Board of Directors on December 31, 2023.
Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an “Eligible Director”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director’s retirement as shown in the table below.
The following table illustrates the retirement benefits accrued to the Company’s Independent Directors by the Adopting Funds for the fiscal year ended December 31, 2023, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors noted below participated in the retirement program.

	Retirement Benefits Accrued as Company Expenses		Estimated Annual Benefits Upon Retirement[1]
Name of Independent Director:	By the Company[2],[3]	By all Adopting Funds[3]	From the Company[2]	From all Adopting Funds
Manuel H. Johnson[3]	$(982)	$(19,083)	$2,840	$55,816
1	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director’s life.
2	Global Infrastructure Portfolio and Growth Portfolio
3	Mr. Johnson’s retirement expenses are negative due to the fact that his retirement date has been extended and therefore his expenses have been over-accrued.
Code of Ethics
Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Company and approved a Code of Ethics adopted by the Adviser, each Sub-Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.
The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Company, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.
INVESTMENT ADVISORY AND OTHER SERVICES
Adviser
The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: “MS”), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley and the Adviser are located at 1585 Broadway, New York, NY 10036. As of March 31, 2024, the Adviser, together with its affiliated asset management companies, had approximately $1.5 trillion in assets under management or supervision.
The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Company’s Board of Directors, makes or oversees the Funds’ day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund’s investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from each class of shares of the Funds an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for the Funds. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of the Funds to exceed the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for the Funds. In determining the actual amount of fee waiver and/or expense reimbursement for the Funds, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Funds will continue for at least one year from the date of each Prospectus or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
Each of the Advantage Portfolio, Asia Opportunity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Global Insight Portfolio, Global Opportunity Portfolio, Global Permanence Portfolio, Growth Portfolio, Inception Portfolio, International Advantage Portfolio, International Opportunity Portfolio and Permanence Portfolio may gain exposure to bitcoin and other assets by investing up to 25% of its total assets in a wholly-owned subsidiary of each Fund organized as a company under the laws of the Cayman Islands. The Multi-Asset Real Return Portfolio may gain exposure to bitcoin and the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. Each Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to that Subsidiary. In consideration of these services, each Subsidiary will pay to the Manager at the end of each of the Subsidiary’s fiscal quarters, an advisory fee calculated by applying a quarterly rate, based on the annual percentage rate of 0.05%, to the average daily net assets of the Subsidiary for the quarter. The Adviser will waive or credit such amounts against the fees payable to the Adviser by the corresponding Fund. The Adviser, with respect to each Subsidiary, has entered into a separate contract with the Sub-Adviser whereby the Sub-Adviser provides investment advisory services to each Subsidiary. The Adviser pays the Sub-

Adviser a portion of the net advisory fees the Adviser receives from each Fund. The Sub-Adviser will waive or credit such amounts against the fees payable to the Sub-Adviser by the Adviser.
Each Fund and each Subsidiary have entered into contracts for the provision of custody and audit services with service providers.
Each Bitcoin Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by a Fund. As a result, the Adviser, in managing a Bitcoin Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of a Fund (as discussed above, each Bitcoin Subsidiary may invest in cash settled bitcoin futures or  Bitcoin ETFs) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Bitcoin Subsidiary’s portfolio investments and shares of the Bitcoin Subsidiary. Certain of these policies and restrictions are described in detail in this SAI. The Multi-Asset Real Return Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the  Multi-Asset Real Return Portfolio. As a result, the Adviser, in managing the Multi-Asset Real Return Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Multi-Asset Real Return Portfolio (as discussed above, the Multi-Asset Real Return Subsidiary may invest in cash settled bitcoin futures or commodity-related instruments) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Multi-Asset Real Return Subsidiary’s portfolio investments and shares of the Multi-Asset Real Return Subsidiary. Certain of these policies and restrictions are described in detail in this SAI.
The consolidated financial statements of each Subsidiary are included in the Annual Report and Semi-Annual Report of the Funds provided to shareholders.
The following table reflects for each Fund (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended December 31, 2021, 2022 and 2023.

	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Fund	2021 (000)	2022 (000)	2023 (000)	2021 (000)	2022 (000)	2023 (000)	2021 (000)	2022 (000)	2023 (000)
Advantage	$6,151	$2,307	$1,262	$0	$153	$173	$13	$7	$7
American Resilience	*	0	0	*	2	6	*	@	@
Asia Opportunity	5,134	2,222	1,412	0	119	184	14	6	11
Counterpoint Global	0	0	0	224	101	71	1	@	@
Developing Opportunity	2,613	787	226	60	291	272	7	3	2
Emerging Markets	6,077	4,081	3,625	233	580	229	5	16	15
Emerging Markets ex China	*	0	0	*	9	44	*	@	@
Emerging Markets Leaders	2,272	2,517	2,187	139	316	57	5	22	15
Global Concentrated	564	513	636	146	177	124	@	1	2
Global Core	0	0	0	139	152	170	@	@	1
Global Endurance	282	68	81	215	261	220	1	1	3
Global Focus Real Estate	0	0	0	16	33	29	@	@	@
Global Franchise	24,247	23,912	21,283	0	0	0	26	81	94
Global Infrastructure	2,246	2,134	1,831	334	389	333	4	7	12
Global Insight	3,304	642	383	125	402	287	10	3	2
Global Opportunity	54,428	28,127	19,319	0	0	0	134	86	79
Global Permanence	0	0	0	29	35	65	@	@	1
Global Real Estate	945	121	0	280	316	298	1	1	@
Global Stars	373	389	428	199	242	237	1	3	3
Growth	67,040	30,870	20,977	0	0	0	290	165	131
Inception	14,934	4,468	3,057	1,272	1,280	687	80	15	15
International Advantage	42,603	32,352	25,075	0	0	0	116	187	271
International Equity	17,579	12,863	10,594	0	205	311	15	35	40
International Opportunity	35,990	16,181	9,356	0	0	0	89	38	45

	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Fund	2021 (000)	2022 (000)	2023 (000)	2021 (000)	2022 (000)	2023 (000)	2021 (000)	2022 (000)	2023 (000)
International Resilience	*	0	0	*	4	11	*	@	@
Multi-Asset Real Return	0	0	0	154	235	213	1	13	13
Next Generation Emerging Markets	639	126	15	757	686	429	2	5	1
Passport Overseas Equity	1,479	943	978	61	281	143	18	12	11
Permanence	0	0	0	25	23	29	@	@	@
US Core	219	991	1,175	190	196	148	1	5	3
U.S. Focus Real Estate	0	0	0	9	33	30	@	@	@
U.S. Real Estate	103	32	0	228	242	208	@	1	1
Vitality	0	0	0	@	16	16	0	@	@
@ Amount is less than $500.
*	Not operational for the period.
The following table reflects the contractual advisory fee and the maximum expense ratios for each  Fund.

Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class R6	Expense Cap Class IR
Advantage	0.65% of the portion of the daily net assets not exceeding $750 million; 0.60% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.55% of the portion of the daily net assets exceeding $1.5 billion.	0.85%	1.20%	0.99%	1.95%	0.81%	N/A
American Resilience	0.55% of the portion of the daily net assets not exceeding $500 million; 0.50% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.45% of the portion of the daily net assets exceeding $1 billion.	0.70%	1.05%	N/A	1.80%	0.65%	N/A
Asia Opportunity	0.80% portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of the daily net assets exceeding $1.5 billion.	1.10%	1.45%	N/A	2.20%	1.05%	N/A
Counterpoint Global	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the portion of the daily net assets exceeding $1 billion.	1.05%	1.40%	N/A	2.15%	1.00%	N/A
Developing Opportunity	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the portion of the daily net assets exceeding $1 billion.	1.15%	1.50%	N/A	2.25%	1.10%	N/A
Emerging Markets	0.75% of the portion of the daily net assets not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; and 0.65% of the daily net assets exceeding $2.5 billion.	0.99%	1.35%	1.85%	2.10%	0.95%	0.95%
Emerging Markets ex China	0.75% of the portion of the daily net assets not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.	0.99%	1.35%	N/A	2.10%	0.95%	N/A

Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class R6	Expense Cap Class IR
Emerging Markets Leaders	0.75% of the portion of the daily net assets not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.	0.99%	1.35%	N/A	2.10%	0.95%	0.95%
Global Concentrated	0.75% of the portion of the daily net assets not exceeding $750 million; 0.70% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.65% of the portion of the daily net assets exceeding $1.5 billion.	1.00%	1.35%	N/A	2.10%	0.95%	N/A
Global Core	0.75% of the portion of the daily net assets not exceeding $750 million; 0.70% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.65% of the portion of the daily net assets exceeding $1.5 billion.	1.00%	1.35%	N/A	2.10%	0.95%	N/A
Global Endurance	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the daily net assets exceeding $1 billion.	1.00%	1.35%	N/A	2.10%	0.95%	N/A
Global Focus Real Estate	0.70% of the portion of the daily net assets not exceeding $2 billion; and 0.65% of the portion of the daily net assets exceeding $2 billion.	0.85%	1.20%	N/A	1.95%	0.80%	N/A
Global Franchise	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.35%	1.85%	2.10%	0.95%	N/A
Global Infrastructure	0.85% of daily net assets.	0.97%	1.21%	1.78%	2.07%	0.94%	0.94%
Global Insight	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the daily net assets exceeding $1 billion.	1.00%	1.32%	1.85%	2.10%	0.95%	N/A
Global Opportunity	0.80% of the portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of the daily net assets exceeding $1.5 billion.	1.00%	1.35%	1.40%	2.10%	0.95%	0.95%
Global Permanence	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the daily net assets exceeding $1 billion.	1.00%	1.35%	N/A	2.10%	0.95%	N/A
Global Real Estate	0.65% of the portion of the daily net assets not exceeding $2 billion; and 0.60% of the portion of the daily net assets exceeding $2 billion.	0.80%	1.15%	1.65%	1.90%	0.75%	0.75%
Global Stars	0.65% of the portion of the daily net assets not exceeding $500 million; and 0.60% of the portion of the daily net assets exceeding $500 million.	0.80%	1.15%	1.65%	1.90%	0.75%	N/A
Growth	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.	0.80%	1.15%	1.65%	1.90%	0.73%	0.73%

Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class R6	Expense Cap Class IR
Inception	0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.80% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; and 0.75% of the portion of the daily net assets exceeding $2 billion.	1.00%	1.35%	1.85%	2.10%	0.93%	N/A
International Advantage	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the daily net assets exceeding $1 billion.	1.00%	1.35%	1.85%	2.10%	0.95%	N/A
International Equity	0.80% of the portion of the daily net assets not exceeding $3 billion; and 0.75% of the portion of the daily net assets exceeding $3 billion.	0.95%	1.30%	1.80%	2.05%	0.91%	N/A
International Opportunity	0.80% of the portion of the daily net assets not exceeding $1 billion; and 0.75% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.35%	1.85%	2.10%	0.94%	0.94%
International Resilience	0.70% of the portion of the daily net assets not exceeding $500 million; and 0.65% of the portion of the daily net assets exceeding $500 million.	0.85%	1.20%	N/A	1.95%	0.80%	N/A
Multi-Assets Real Return	0.60% of the portion of the daily net assets not exceeding $1 billion; and 0.55% of the portion of the daily net assets exceeding $1 billion.	0.80%	1.15%	N/A	1.90%	0.75%	N/A
Next Gen Emerging Markets	1.20% of daily net assets.	1.25%	1.60%	2.10%	2.35%	1.20%	N/A
Passport Overseas Equity	0.65% of the portion of the daily net assets not exceeding $1 billion; and 0.60% of the portion of the daily net assets exceeding $1 billion.	0.90%	1.25%	1.75%	2.00%	0.85%	0.85%
Permanence	0.65% of the portion of the daily net assets not exceeding $1 billion; and 0.60% of the portion of the daily net assets exceeding $1 billion.	0.85%	1.20%	N/A	1.95%	0.80%	N/A
US Core	0.60% of the portion of the daily net assets not exceeding $750 million; 0.55% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.50% of the portion of the daily net assets exceeding $1.5 billion.	0.80%	1.15%	N/A	1.90%	0.75%	N/A
U.S. Focus Real Estate	0.60% of the portion of the daily net assets not exceeding $1 billion; and 0.55% of the portion of the daily net assets exceeding $1 billion	0.75%	1.10%	N/A	1.85%	0.70%	N/A
U.S. Real Estate	0.55% of the portion of the daily net assets not exceeding $500 million; 0.50% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.45% of the portion of the daily net assets exceeding $1 billion.	0.70%	1.05%	1.55%	1.80%	0.65%	0.65%
Vitality	0.75% of the portion of the daily net assets not exceeding $500 million and 0.70% of the portion of the daily net assets exceeding $500 million	0.95%	1.30%	N/A	2.05%	0.90%	N/A
Sub-Advisers
The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the American Resilience, Global Franchise, Global Real Estate,

Global Stars, International Resilience, International Equity) and Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Asia Opportunity, Emerging Markets Leaders, Emerging Markets, Emerging Markets ex China, Global Real Estate and International Advantage Portfolios ). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Funds with investment advisory services subject to the overall supervision of the Adviser and the Company’s officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Funds.
Participating Affiliate
In rendering investment advisory services to the Asia Opportunity Portfolio, the Adviser uses the portfolio management, research and other resources of Morgan Stanley Asia Limited (“MSAL”),  a foreign (non-U.S.) affiliate of MSIM that is not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). One or more MSAL employees may provide services to the Funds through a “participating affiliate” arrangement, as that term is used in relief granted  by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, MSAL  is considered a Participating Affiliate of MSIM, and MSAL  and its employees or other persons associated with MSAL that provide services to U.S. clients of MSIM are considered “associated persons” of MSIM (as that term is defined in the Advisers Act) and investment professionals from MSAL  may render portfolio management, research and other services to the Funds, subject to the supervision of MSIM.
Proxy Voting Policy and Proxy Voting Record
The Board of Directors believes that the voting of proxies on securities held by the Company is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to MSIM.
A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Company’s most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Company’s proxy voting record is also available without charge on the SEC’s web site at http://www.sec.gov.
Principal Underwriter
Morgan Stanley Distribution, Inc., an indirect wholly-owned subsidiary of Morgan Stanley with principal offices at 1585 Broadway, New York, NY 10036, acts as the exclusive principal underwriter with respect to the continuous offering of the Fund’s shares pursuant to the Distribution Agreement. The Distribution Agreement continues in effect so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.
Fund Administration
The Adviser also provides administrative services to the Company pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of records, preparation of reports, supervision of the Company’s arrangements with its custodian, and assistance in the preparation of the Company’s registration statement under federal laws. For its services under the Administration Agreement, the Company pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of the Fund. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.
For the fiscal years ended December 31,  2021, 2022 and 2023, the Company paid the following administrative fees;

Administrative Fees Paid
Fund	2021 (000)	2022 (000)	2023 (000)
Advantage	$772	$304	$177
American Resilience	*	@	1
Asia Opportunity	515	235	161
Counterpoint Global	22	10	7
Developing Opportunity	238	96	44
Emerging Markets	620	446	396
Emerging Markets ex China	*	1	5
Emerging Markets Leaders	215	263	241
Global Concentrated	76	74	81
Global Core	15	16	18

Administrative Fees Paid
Fund	2021 (000)	2022 (000)	2023 (000)
Global Endurance	50	33	30
Global Focus Real Estate	2	3	3
Global Franchise	2,688	2,656	2,357
Global Infrastructure	243	238	205
Global Insight	344	105	67
Global Opportunity	6,107	3,096	2,088
Global Permanence	3	3	6
Global Real Estate	123	44	30
Global Stars	65	72	76
Growth	14,704	6,408	4,139
Inception	1,488	502	327
International Advantage	4,503	3,417	2,650
International Equity	1,759	1,310	1,094
International Opportunity	3,795	1,677	949
International Resilience	*	@	1
Multi-Asset Real Return	21	31	28
Next Gen Emerging Markets	92	54	30
Passport Overseas Equity	192	152	139
Permanence	3	3	4
US Core	$55	$159	$177
U.S. Focus Real Estate	1	4	3
U.S. Real Estate	38	31	24
Vitality	@	2	2
* Not operational for the period.
@ Amount is less than $500.
Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Company. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Directors of the Company.
Custodian
State Street, located at One Congress Street, Boston, MA 02114, acts as the Company’s custodian. State Street is not an affiliate of the Adviser or the Distributor. Any of the Fund’s cash balances with the Custodian in excess of $250,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial. In maintaining custody of foreign assets held outside the United States, State Street has contracted with various foreign banks and depositaries in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.
In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Company, and the reputation of the institution in the particular country or region.
Dividend Disbursing and Transfer Agent
SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”), 333 W 11th Street, Kansas City, MO 64105, provides dividend disbursing and transfer agency services for the Company.
Co-Transfer Agent
Eaton Vance Management is the co-transfer agent with respect to the Fund. Eaton Vance Management is a registered transfer agent and operates the Fund’s call center. In connection therewith, Eaton Vance Management performs certain transfer agency services related to processing and relaying purchase and redemption orders to SS&C GIDS, the Funds’ transfer agent. The Funds will bear the costs associated with Eaton Vance Management’s provision of these transfer agency services.

Portfolio Managers
Other Accounts Managed by the Portfolio Managers
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee they receive from the Company, or they may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Company. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Company invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Company for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP”) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:

■	Cash Bonus

■	Deferred Compensation:

■
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

■
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

■
Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

■	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

■	Revenue and profitability of the Firm

■	Return on equity and risk factors of both the business units and Morgan Stanley

■	Assets managed by the portfolio manager

■	External market conditions

■	New business development and business sustainability

■	Contribution to client objectives

■	Team, product and/or MSIM performance

■
The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods

■	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Other Accounts Managed by Portfolio Managers as of December 31, 2023 (unless otherwise indicated)

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Advantage
Dennis P. Lynch	22	$13.0 billion	33	$11.6 billion	14[1]	$4.5 billion[1]
Sam G. Chainani	21	$13.0 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Jason C. Yeung	21	$13.0 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Armistead B. Nash	21	$13.0 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
David S. Cohen	21	$13.0 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Alexander T. Norton	21	$13.0 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
American Resilience
Alex Gabriele	7	$5.5 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
William D. Lock	7	$5.5 billion	38	$39.7 billion	63[2]	$29.2 billion[2]
Bruno Paulson	7	$5.5 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
Richard Perrott	7	$5.5 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
Nic Sochovsky	7	$5.5 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
Marcus Watson	7	$5.5 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
Asia Opportunity
Kristian Heugh	7	$7.7 billion	24	$34.1 billion	33[3]	$3.3 billion[3]
Anil Agarwal	3	$3.8 billion	2	$5.0 billion	3	$166.3 million
Alastair Pang	0	0	1	$3.7 billion	1	$60.0 million
Jeremy Wu	0	0	2	$4.3 billion	2	$323.4 million
Counterpoint Global
Dennis P. Lynch	22	$13.2 billion	33	$11.6 billion	14[1]	$4.5 billion[1]
Manas Gautam	3	$55.2 million	5	$160.8 million	0	0
Developing Opportunity
Kristian Heugh	7	$7.8 billion	24	$34.1 billion	33[3]	$3.3 billion
Emerging Markets
Eric Carlson	3	$412.9 million	4	$1.2 billion	6	$2.0 billion
Amay Hattangadi	6	$1.0 billion	8	$1.5 billion	8[4]	$4.6 billion[4]
Paul C. Psaila	3	$412.9 million	4	$1.2 billion	9	$2.2 billion
Emerging Markets ex China
Eric Carlson	3	$923.8 million	4	$1.2 billion	6	$2.0 billion
Amay Hattangadi	6	$1.5 billion	8	$1.5 billion	8[4]	$4.6 billion[4]
Paul C. Psaila	3	$923.8 million	4	$1.2 billion	9	$2.2 billion
Emerging Markets Leaders
Vishal Gupta	0	0	4	$1.2 billion	1	$21.7 million
Global Concentrated
Andrew Slimmon	2	$246.4 million	3	$704.4 million	28	$5.5 billion
Phillip Kim	2	$246.4 million	3	$704.4 million	28	$5.5 billion

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Global Core
Andrew Slimmon	2	$331.0 million	3	$704.4 million	28	$5.5 billion
Phillip Kim	2	$331.0 million	3	$704.4 million	28	$5.5 billion
Global Endurance
Manas Gautam	3	$20.9 million	5	$160.8 million	0	0
Global Focus Real Estate
Laurel Durkay	5	$372.0 million	10	$1.2 billion	4	$128.8 million
Global Franchise
Alex Gabriele	7	$2.6 million	38	$39.7 billion	60[2]	$29.0 billion[2]
William D. Lock	7	$2.6 million	38	$39.7 billion	63[2]	$29.2 billion[2]
Bruno Paulson	7	$2.6 million	38	$39.7 billion	60[2]	$29.0 billion[2]
Richard Perrott	7	$2.6 million	38	$39.7 billion	60[2]	$29.0 billion[2]
Nic Sochovsky	7	$2.6 million	38	$39.7 billion	60[2]	$29.0 billion[2]
Marcus Watson	7	$2.6 million	38	$39.7 billion	60[2]	$29.0 billion[2]
Global Infrastructure
Matthew King	1	$74.0 million	6	$1.4 billion	3[5]	$426.0 million
Global Insight
Dennis P. Lynch	22	$13.1 billion	33	$11.6 billion	14[1]	$4.5 billion[1]
Sam G. Chainani	21	$13.1 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Jason C. Yeung	21	$13.1 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Armistead B. Nash	21	$13.1 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
David S. Cohen	21	$13.1 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Alexander T. Norton	21	$13.1 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Global Opportunity
Kristian Heugh	7	$5.0 billion	24	$34.1 billion	33[3]	$3.3 billion[3]
Global Permanence
Dennis P. Lynch	22	$13.2 billion	33	$11.6 billion	14[1]	$4.5 billion[1]
Sam G. Chainani	21	$13.2 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Jason C. Yeung	21	$13.2 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Armistead B. Nash	21	$13.2 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
David S. Cohen	21	$13.2 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Alexander T. Norton	21	$13.2 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Manas Gautam	3	$59.2 million	5	$160.8 million	0	0
Global Real Estate
Laurel Durkay	5	$337.0 million	10	$1.2 billion	4	$128.8 million
Desmond Foong	1	$35.6 million	5	$1.1 billion	1	$16.0 million
Angeline Ho	1	$35.6 million	5	$1.1 billion	1	$16.0 million
Simon Robson Brown	1	$35.6 million	5	$1.1 billion	1	$16.0 million
Global Stars
Alex Gabriele	7	$5.4 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
Growth
Dennis P. Lynch	22	$7.6 billion	33	$11.6 billion	14[1]	$4.5 billion[1]
Sam G. Chainani	21	$7.6 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Jason C. Yeung	21	$7.6 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Armistead B. Nash	21	$7.6 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
David S. Cohen	21	$7.6 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Alexander T. Norton	21	$7.6 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Inception

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Dennis P. Lynch	22	$12.7 billion	33	$11.6 billion	14[1]	$4.5 billion[1]
Sam G. Chainani	21	$12.7 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Jason C. Yeung	21	$12.7 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Armistead B. Nash	21	$12.7 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
David S. Cohen	21	$12.7 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Alexander T. Norton	21	$12.7 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
International Advantage
Kristian Heugh	7	$4.6 billion	24	$34.1 billion	33[3]	$3.3 billion[3]
Anil Agarwal	3	$684.2 million	2	$5.0 billion	3	$166.3 million
International Equity
Alex Gabriele	7	$4.2 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
William D. Lock	7	$4.2 billion	38	$39.7 billion	63[2]	$29.2 billion[2]
Bruno Paulson	7	$4.2 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
Richard Perrott	7	$4.2 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
Nic Sochovsky	7	$4.2 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
Marcus Watson	7	$4.2 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
International Opportunity
Kristian Heugh	7	$6.8 billion	24	$34.1 billion	33[3]	$3.3 billion[3]
International Resilience
Alex Gabriele	7	$5.5 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
William D. Lock	7	$5.5 billion	38	$39.7 billion	63[2]	$29.2 billion[2]
Bruno Paulson	7	$5.5 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
Richard Perrott	7	$5.5 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
Nic Sochovsky	7	$5.5 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
Marcus Watson	7	$5.5 billion	38	$39.7 billion	60[2]	$29.0 billion[2]
Multi-Asset Real Return
Mark A. Bavoso	5	$2.0 billion	8	$1.2 billion	8[6]	$6.5 billion[6]
Cyril Moullé-Berteaux	5	$2.0 billion	8	$1.2 billion	8[6]	$6.5 billion[6]
Next Gen Emerging Markets
Steven Quattry	0	0	2	$143.6 million	0	0
Passport Overseas Equity
Ben V. Rozin	0	0	0	0	4[7]	$1.5 billion[7]
Jitania Kandhari	0	0	0	0	6[7]	$1.7 billion[7]
Permanence
Dennis P. Lynch	22	$13.2 billion	33	$11.6 billion	14[1]	$4.5 billion[1]
Sam G. Chainani	21	$13.2 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Armistead B. Nash	21	$13.2 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Jason C. Yeung	21	$13.2 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
David S. Cohen	21	$13.2 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Alexander T. Norton	21	$13.2 billion	30	$11.5 billion	13[1]	$4.4 billion[1]
Manas Gautam	3	$61.1 million	5	$160.8 million	0	0
US Core
Andrew Slimmon	2	$132.4 million	3	$704.4 million	28	$5.5 billion
Phillip Kim	2	$132.4 million	3	$704.4 million	28	$5.5 billion
U.S. Focus Real Estate
Laurel Durkay	5	$371.5 million	10	$1.2 billion	4	$128.8 million
U.S. Real Estate
Laurel Durkay	5	$114.3 million	10	$1.2 billion	4	$128.8 million

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Vitality
Anne Edelstein	0	0	1	$4.2 million	0	0
Jenny Leeds, Ph.D.	0	0	1	$4.2 million	0	0
1	Of these other accounts, two accounts with a total of approximately $227.2 million in assets had performance-based fees.
2	Of these other accounts, four accounts with a total of approximately $2.4 billion in assets had performance-based fees.
3	Of these other accounts, eight accounts with a total of approximately $112.8 million in assets had performance-based fees.
4	Of these other accounts, one account with a total of approximately $15.4 million in assets had performance-based fees.
5	Of these other accounts, two accounts with a total of approximately $246.6 million in assets had performance-based fees.
6	Of these other accounts, two accounts with a total of approximately $3.1 billion in assets had performance-based fees.
7	Of these other accounts, three accounts with a total of approximately $1.4 billion in assets had performance-based fees.
Securities Ownership of Portfolio Managers
As of December 31, 2023 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Company is shown below:

Fund and Portfolio Managers	Fund Holdings
American Resilience
Alex Gabriele	None
William D. Lock	None
Bruno Paulson	None
Richard Perrott	None
Nic Sochovsky	None
Marcus Watson	None
Asia Opportunity*
Kristian Heugh	Over $1 million
Anil Agarwal	None
Alastair Pang	$500,001 - $1 million
Jeremy Wu	None
Advantage
Dennis P. Lynch	$500,001 - $1,000,000
Sam G. Chainani	$500,001 - $1 million
Jason C. Yeung	$500,001 - $1 million
Armistead B. Nash	$50,001 - $100,000
David S. Cohen	Over $1 million
Alexander T. Norton	$10,001 - $50,000
Counterpoint Global
Dennis P. Lynch	$500,001 - $1,000,000
Manas Gautam	$1 - $10,000
Developing Opportunity
Kristian Heugh	Over $1 million
Emerging Markets
Eric Carlson	$10,001 - $50,000
Amay Hattangadi	$1 - $10,000
Paul C. Psaila	$10,001 - $50,000
Emerging Markets ex China
Eric Carlson	None
Amay Hattangadi	None
Paul C. Psaila	None
Emerging Markets Leaders
Vishal Gupta	$500,001 - $1,000,000

Global Concentrated
Andrew Slimmon	Over $1 million
Phillip Kim	$10,001 - $50,000
Global Core
Andrew Slimmon	$100,001 - $500,000
Phillip Kim	$10,001 - $50,000
Global Endurance
Manas Gautam	Over $1 million
Global Franchise
Alex Gabriele	$500,001 - $1,000,000
William D. Lock	Over $1 million
Bruno Paulson	Over $1 million
Richard Perrott	$100,001 - $500,000
Nic Sochovsky	$100,001 - $500,000
Marcus Watson	$500,001 - $1,000,000
Global Focus Real Estate
Laurel Durkay	None
Global Infrastructure
Matthew King	$100,001 - $500,000
Global Insight
Dennis P. Lynch	$500,001 - $1,000,000
Sam G. Chainani	Over $1 million
Jason C. Yeung	None
Armistead B. Nash	None
David S. Cohen	Over $1 million
Alexander T. Norton	None
Global Opportunity
Kristian Heugh	Over $1 million
Global Permanence
Dennis P. Lynch	$500,001 - $1,000,000
Sam G. Chainani	$500,001 - $1 million
Jason C. Yeung	None
Armistead B. Nash	$50,001 - $100,000
David S. Cohen	$100,001 - $500,000
Alexander T. Norton	$1 - $10,000
Manas Gautam	$10,001 - $50,000
Global Real Estate
Laurel Durkay	$500,001 - $1 million
Desmond Foong	$1 - $10,000
Angeline Ho	$1 - $10,000
Simon Robson Brown	$10,001 - $50,000
Global Stars
Alex Gabriele	None
Growth
Dennis P. Lynch	$500,001 - $1,000,000
Sam G. Chainani	Over $1 million
Jason C. Yeung	Over $1 million

Armistead B. Nash	$500,001 - $1,000,000
David S. Cohen	Over $1 million
Alexander T. Norton	$500,001 - $1,000,000
Inception
Dennis P. Lynch	$500,001 - $1,000,000
Sam G. Chainani	$500,001 - $1 million
Jason C. Yeung	$500,001 - $1 million
Armistead B. Nash	$50,001 - $1,000,000
David S. Cohen	$100,001 - $500,000
Alexander T. Norton	$10,001 - $50,000
International Advantage
Kristian Heugh	Over $1 million
Anil Agarwal	$100,001 - $500,000
International Equity
Alex Gabriele	None
William D. Lock	$50,001 - $100,000
Bruno Paulson	Over $1 million
Richard Perrott	$100,001 - $500,000
Nic Sochovsky	$500,001 - $1,000,000
Marcus Watson	$100,001 - $500,000
International Opportunity
Kristian Heugh	Over $1 million
International Resilience
Alex Gabriele	None
William D. Lock	None
Bruno Paulson	None
Richard Perrott	None
Nic Sochovsky	None
Marcus Watson	None
Passport Overseas Equity
Ben V. Rozin	$500,001 - $1,000,000
Jitania Kandhari	$100,001 - $500,000
Permanence
Dennis P. Lynch	$500,001 - $1,000,000
Sam G. Chainani	$100,001 - $500,000
Armistead B. Nash	$100,001 - $500,000
Jason C. Yeung	None
David S. Cohen	$100,001 - $500,000
Alexander T. Norton	None
Manas Gautam	None
Multi-Asset Real Return
Mark A. Bavoso	None
Cyril Moulle-Berteaux	None
Next Gen Emerging Markets
Steven Quattry	$10,001 - $50,000
U.S. Focus Real Estate
Laurel Durkay	None
US Core
Andrew Slimmon	$500,001 - $1,000,000
Phillip Kim	$10,001 - $50,000
U.S. Real Estate
Laurel Durkay	$500,001 - $1 million

Vitality
Anne Edelstein	$100,001 - $500,000
Jenny Leeds, Ph.D.	$100,001 - $500,000
*	As of December 31, 2023, the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in investment products that pursue substantially identical investment strategies as the Asia Opportunity Fund is shown below:
Kristian Heugh Over $1 million
Anil Agarwal $100,001-$500,000
Alastair Pang Over $1 million
Jeremy Wu $100,000-$500,000
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the Funds’ independent registered public accounting firm and provides audit and audit-related services and assistance in connection with various SEC filings.
Fund Counsel
Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036-6797, acts as the Company’s legal counsel.
Securities Lending
Pursuant to an agreement between the Company and State Street, the  Funds may lend their securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Company, State Street administers the  Funds’ securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks-to-market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Company deems necessary to monitor the securities lending program.
For the fiscal year ended  December 31, 2023, the following Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Cost of the Securities Lending Activities	Net Income from the Securities Lending Activities
Asia Opportunity	$77,004	$10,860	$0	$0	$0	$4,605	$0	$15,465	$61,539
Emerging Markets	35,684	4,581	0	0	0	5,149	0	9,730	25,954
Global Endurance	661,278	97,930	0	0	0	8,411	0	106,341	554,937
Global Focus Real Estate	453	5	0	0	0	422	0	427	26
Global Infrastructure	102,943	6,775	0	0	0	57,770	0	64,545	38,398
Global Insight	16,878	2,430	0	0	0	677	0	3,107	13,771
Global Real Estate	6,003	290	0	0	0	4,068	0	4,358	1,645
Growth	3,963,419	492,288	0	0	0	681,469	0	1,173,757	2,789,662
Inception	2,051,530	286,370	0	0	0	142,356	0	428,726	1,622,804
International Advantage	850,082	89,834	0	0	0	251,189	0	341,023	509,059
International Opportunity	446,949	38,011	0	0	0	193,535	0	231,546	215,403
Multi-Asset Real Return	32,715	2,297	0	0	0	17,397	0	19,694	13,021
Passport Overseas Equity	122,198	3,542	0	0	0	98,560	0	102,102	20,096
Vitality	3,138	125	0	0	0	2,306	0	2,431	707

1	Gross income includes income from the reinvestment of cash collateral.
2	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
3	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4	These administrative fees are not included in the revenue split.
5	These indemnification fees are not included in the revenue split.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS
Morgan Stanley Distribution, Inc., an indirect wholly owned subsidiary of Morgan Stanley, serves as the Company’s exclusive distributor of Fund shares pursuant to a Distribution Agreement. In addition, to promote the sale of Company shares, the Company has adopted a Shareholder Services Plan with respect to the Class A shares of each Fund and Distribution and Shareholder Services Plans with respect to Class L and Class C shares of applicable Funds under Rule 12b-1 of the 1940 Act (each, a “Plan”). Under the Plans, each Fund pays the Distributor a shareholder services fee of up to 0.25% of the Class A shares’ average daily net assets on an annualized basis. Each Fund pays the Distributor a shareholder services fee of up to 0.25% of the Class L shares’ average daily net assets on an annualized basis and a distribution fee of up to 0.50% of the Class L shares’ average daily net assets on an annualized basis. Each Fund pays the Distributor a shareholder services fee of up to 0.25% of the Class C shares’ average daily net assets on an annualized basis and a distribution fee of up to 0.75% of the Class C shares’ average daily net assets on an annualized basis. For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class L shares of the Global Opportunity Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. The Distributor has agreed to waive the 12b-1 fee on Class L shares of the Advantage Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. These waivers will continue for at least one year from the date of the applicable Prospectuses or until such time as the Board of Directors acts to discontinue all or a portion of such waiver when it deems such action is appropriate. The Distributor may retain any portion of the fees it does not expend in meeting its obligations to the Company. The Distributor may compensate Financial Intermediaries, plan fiduciaries and administrators, which may or may not be affiliated with Morgan Stanley, for providing distribution-related and/or shareholder support services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Company. The Distributor and the Adviser also may compensate third-parties out of their own assets. For the Company’s fiscal year ended December 31, 2023, certain amounts paid by the Company with respect to the distribution fee were used to compensate Financial Intermediaries for sales of Class  L and Class C shares of the respective Funds.
The Plans for the Class A, Class L and Class C shares were approved by the Company’s Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto.
With respect to sales of Class C shares of the Company, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Company’s assets) to Financial Intermediaries who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 1.00% on Class C shares.
Proceeds from any CDSC and any distribution fees on Class C shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Company’s shares, such as the payment to Financial Intermediaries for selling such shares. With respect to Class C shares, the Financial Intermediaries generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Company’s Class C shares annually commencing in the second year after purchase.
The following table describes the distribution and/or shareholder servicing fees paid by each Fund with respect to its Class A, Class L and Class C shares, as applicable, pursuant to the Plans and the distribution-related expenses for each Fund with respect to its Class A, Class L and Class C shares, as applicable, for the fiscal year ended December 31, 2023. To the extent that expenditures on distribution-related activities exceed the fees paid by a Fund, the excess amounts were paid by the Adviser or the Distributor out of its own resources.

Fund	Total Distribution and/or Shareholder Servicing Fees Paid by Fund	Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Class A
Advantage	$108,505	$107,041	$1,464
American Resilience	$126	$0	$126
Asia Opportunity	$73,749	$65,771	$7,978
Counterpoint Global	$1,532	$1,497	$35
Developing Opportunity	$12,957	$12,944	$13
Emerging Markets	$12,546	$11,970	$576
Emerging Markets ex China	$147	$0	$147
Emerging Markets Leaders	$30,231	$30,125	$106
Global Concentrated	$18,123	$18,110	$13

Fund	Total Distribution and/or Shareholder Servicing Fees Paid by Fund	Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Global Core	$11,314	$11,289	$25
Global Endurance	$16,491	$16,504	($13)
Global Focus Real Estate	$19	$0	$19
Global Franchise	$841,790	$838,366	$3,424
Global Infrastructure	$417,778	$391,641	$26,137
Global Insight	$51,814	$49,713	$2,101
Global Opportunity	$1,985,055	$1,930,682	$54,373
Global Permanence	$7,282	$3,154	$4,128
Global Real Estate	$3,614	$3,540	$74
Global Stars	$14,467	$13,987	$480
Growth	$4,313,701	$4,210,623	$103,078
Inception	$413,420	$406,675	$6,745
International Advantage	$1,054,950	$1,049,887	$5,063
International Equity	$545,036	$539,287	$5,749
International Opportunity	$561,713	$558,433	$3,280
International Resilience	$134	$0	$134
Multi-Asset Real Return	$12,062	$12,016	$46
Next Gen Emerging Markets	$12,105	$17,879	($5,774)
Passport Overseas Equity	$131,231	$129,598	$1,633
Permanence	$1,956	$1,914	$42
U.S. Core	$105,029	$105,082	($53)
U.S. Focus Real Estate	$107	$0	$107
U.S. Real Estate	$20,566	$20,106	$460
Vitality	$88	$9	$79
Class L
Advantage[1]	$606	$9,441	($8,835)
Emerging Markets	$1,236	$1,163	$73
Global Franchise	$57,822	$57,705	$117
Global Infrastructure	$19,840	$19,445	$395
Global Insight	$1,590	$1,342	$248
Global Opportunity[2]	$90,097	$165,368	($75,271)
Global Real Estate	$2,329	$2,324	$5
Global Stars	$9,915	$8,010	$1,905
Growth	$401,644	$397,541	$4,103
Inception	$4,691	$4,661	$30
International Advantage	$3,232	$3,030	$202
International Equity	$28,659	$28,311	$348
International Opportunity	$1,457	$1,347	$110
Next Gen Emerging Markets	$1,737	$1,737	($0)
Passport Overseas Equity	$31,710	$31,150	$560
U.S. Real Estate	$11,424	$11,295	$129
Class C
Advantage	$216,871	$203,473	$13,398
American Resilience	$502	$0	$502
Asia Opportunity	$120,737	$112,811	$7,926
Counterpoint Global	$1,072	$896	$176
Developing Opportunity	$38,078	$37,424	$654

Fund	Total Distribution and/or Shareholder Servicing Fees Paid by Fund	Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Emerging Markets	$2,869	$2,538	$331
Emerging Markets ex China	$585	$0	$585
Emerging Markets Leaders	$41,327	$36,122	$5,205
Global Concentrated	$51,180	$44,239	$6,941
Global Core	$24,327	$20,662	$3,665
Global Endurance	$6,900	$6,050	$850
Global Focus Real Estate	$77	$0	$77
Global Franchise	$1,069,105	$1,010,885	$58,220
Global Infrastructure	$23,286	$22,600	$686
Global Insight	$44,323	$41,621	$2,702
Global Opportunity	$1,712,386	$1,655,655	$56,731
Global Permanence	$6,758	$2,545	$4,213
Global Real Estate	$906	$831	$75
Global Stars	$41,911	$38,976	$2,935
Growth	$1,631,743	$1,537,563	$94,180
Inception	$95,235	$87,927	$7,308
International Advantage	$216,141	$193,366	$22,775
International Equity	$11,138	$10,747	$391
International Opportunity	$284,597	$277,038	$7,559
International Resilience	$534	$0	$534
Multi-Asset Real Return	$39,486	$36,970	$2,516
Next Gen Emerging Markets	$4,348	$4,120	$228
Passport Overseas Equity	$4,764	$3,921	$843
Permanence	$389	$230	$159
U.S. Core	$327,619	$288,530	$39,089
U.S. Focus Real Estate	$421	$0	$421
U.S. Real Estate	$1,574	$957	$617
Vitality	$312	$0	$312
Fund Total	$17,469,128	$16,980,409	$488,719
*	Includes payments for distribution and/or shareholder servicing to third-parties and affiliated entities.
1	The distribution and shareholder servicing fee paid by the Advantage Portfolio pursuant to the Class L Plan reflects a waiver of $10,765.
2	The distribution and shareholder servicing fee paid by the Global Opportunity Portfolio pursuant to the Class L Plan reflects a waiver of $135,145.
Revenue Sharing
This section does not apply to Class R6 shares. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to certain Financial Intermediaries, including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds  and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Funds  and/or some or all other Morgan Stanley Funds),  a Fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

1	the Adviser may, from time-to-time, pay fees in consideration of its participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings;

2	an ongoing annual fee in an amount of $575,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Funds and certain other products managed and/or sponsored by the Adviser or its affiliates;

3	on Class I, Class A, Class L and Class C shares of the Funds held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts, an ongoing annual fee in an amount up to 0.10% of the total average daily NAV of such shares for the applicable quarterly period;

4	on Class I shares of a Fund held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, or had $4 million or more in assets (but less than $5 million) as of June 30, 2014 and reached $5 million by December 31, 2014, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period;

5	on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Morgan Stanley Smith Barney LLC may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity, Global and International Equity and Listed Real Asset Funds) or 0.50% (with respect to the Fixed Income Funds) of the amount sold, as applicable*;

6	on certain Class I shares of the Global Real Estate Portfolio purchased prior to August 2018, an ongoing annual fee in an amount up to 25% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period.

7	on Class IR shares converted from Class I shares of a Fund held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, or had $4 million or more in assets (but less than $5 million) as of June 30, 2014 and reached $5 million by December 31, 2014, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period;

8	on Class IR shares of a Fund, an ongoing annual fee in an amount up to 25% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period; and

9	on shares of the Global Real Estate Portfolio, Growth Portfolio or International Opportunity Portfolio converted into Class IR shares of the same Fund prior to August 31, 2018, a one-time fee in an amount equal to 0.07% of assets under management of such shares of the applicable Fund at the date of conversion.

With respect to Morgan Stanley & Co. LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

1	on shares of a Fund, a fee in an amount up to 20% of the advisory fee the Adviser receives from such Fund attributable to such shares for the applicable period, not to exceed one year.

With respect to other Financial Intermediaries, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure for each Financial Intermediary:

1	on Class I, Class A, Class L and Class C shares of the Funds, reimbursement for ticket charges applied to Fund shares;

2	on Class I, Class A, Class L and Class C shares of the Funds held in brokerage and/or advisory program accounts, an ongoing annual fee in an amount up to 0.225% of the total average daily NAV of such shares for the applicable quarterly period;

3	an ongoing annual fee in an amount up to 0.25% on sales of Class I, Class A, Class L and Class C shares of the Funds through brokerage accounts;

4	on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Financial Intermediaries may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity, Global and International Equity and Listed Real Asset Funds) or 0.50% (with respect to the Fixed Income Funds) of the amount sold, as applicable; and

5	on Class IR shares of a Fund, an ongoing annual fee in an amount up to 25% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period.

* Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Financial Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: (i) with respect to the U.S. Equity, Global and International Equity and Listed Real Asset Funds: 1.00% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $15 million, plus 0.25% on the excess over $15 million; and (ii) with respect to the Fixed Income Funds: 0.50% on sales of $1 million to $4 million, plus 0.25% on sales over $4 million to $15 million, plus 0.15% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a CDSC of 1% if the redemption of such shares occurs within 12 months after purchase. The full amount of such CDSC will be retained by the Distributor.

The prospect of receiving, or the receipt of, additional compensation as described above by Morgan Stanley Smith Barney LLC or other Financial Intermediaries may provide Morgan Stanley Smith Barney LLC or other Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds  over other investment options with respect to which Morgan Stanley Smith Barney LLC or other Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds   or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC and other Financial Intermediaries as to their compensation.
Dealer Reallowances
Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the 1933 Act.
Other Payments to Intermediaries
The Adviser and/or the Distributor may also make payments, out of their own assets and not as an expense to a Fund, to Intermediaries to offset certain nominal expenses of Intermediaries related to setup, connectivity or other technological maintenance of the Intermediary’s investment platform and/or the provision of services with respect to a Fund or share class on an Intermediary’s investment platform. Investors may wish to take such payment arrangements into account when considering an investment in Fund shares.
BROKERAGE PRACTICES
Portfolio Transactions
The Adviser and/or Sub-Advisers are responsible for decisions to buy and sell securities for a  Fund, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker-dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
On occasion,  a Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.
The Company anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.
The Adviser and/or Sub-Advisers select broker-dealers for the execution of transactions for the Funds  in accordance with their duty to seek “best execution” (i.e., the most favorable terms of execution). In seeking best execution, the Adviser and/or Sub-Advisers are not obligated to choose the broker-dealer offering the lowest available commission rate if, in the Adviser’s and/or Sub-Advisers’ reasonable judgment, (i) the total costs or proceeds from the transaction might be less favorable than may be obtained elsewhere; (ii) a higher commission is justified by the brokerage and research services provided by the broker-dealer that fall within the safe harbor of Section 28(e) of the 1934 Act or otherwise is permitted under applicable law; or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security or minimum credit quality requirements to transact business with a particular broker-dealer. The research services received include services which aid the Adviser and/or Sub-Advisers in fulfilling their investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.
When effecting transactions on behalf of the Funds, the Adviser and/or Sub-Advisers may trade with any broker-dealer on their list of approved broker-dealers. Approved broker-dealers have met criteria as established by the Adviser’s Trading and Research Governance team (“TRG”). TRG reviews and approves broker-dealers periodically to determine whether broker-dealers on the approved list continue to meet such criteria. The approval lists are reported quarterly to the Adviser’s Counterparty Governance Committee. When selecting an approved broker-dealer (including an affiliate) to execute securities transactions, the following factors may be considered: (i) best available price; (ii) reliability, integrity and reputation in the industry (which may include a review of financial information and creditworthiness); (iii) execution capabilities, including block positioning, speed of execution and quality and responsiveness of its trading desk; (iv) knowledge of and access to the markets for the securities being traded; (v) potential ability to obtain price improvement; (vi) ability to maintain confidentiality; (vii) ability to handle non-traditional trades; (viii) commission and commission-equivalent rates; (ix) technology infrastructure; (x) clearance and settlement capabilities; (xi) the size of the trade relative to other trades in the same instrument; (xii) ability of a counterparty to commit its capital to each Fund’s trade and its access to liquidity; (xiii) counterparty restrictions associated with a portfolio, including regulatory trading, documentation requirement or any specific clearing broker-dealer requirements; (xiv) client-directed execution; (xv) client-specific restrictions; and (xvi) such other factors as may be appropriate.
Subject to the duty to seek best execution, the Adviser uses a portion of the commissions generated when executing client transactions to acquire brokerage and research services that aid in fulfilling investment decision-making responsibilities in accordance with Section 28(e) and applicable law. Commissions paid to broker-dealers providing brokerage and research services may be higher than those charged by other broker-dealers. Subject to applicable law, the Adviser receives a benefit when using client commissions to obtain brokerage and research services because the Adviser does not have to produce or pay for the brokerage research services itself. Therefore, the Adviser has an incentive to select or recommend a broker-dealer based on its interest in receiving brokerage and research services, rather than solely on its clients’ interest in obtaining the best price.
The Adviser has adopted policies and procedures designed to help track and evaluate the benefits received from brokerage and research services, as well as to track how much clients pay above the amount that broker-dealers from which the Adviser receives brokerage and research services may have charged solely for execution of such trades. The Adviser utilizes a voting system to assist in making a good faith determination of the value of brokerage and research services it receives in accordance with Section 28(e) and applicable law. In many cases, these involve subjective judgments or approximations. The Adviser has established a process for budgeting research costs and allocating such costs across client accounts.
The Adviser and certain other affiliated advisers have entered into commission sharing arrangements (“CSAs”) with executing brokers (“CSA Partners”) and a third-party vendor (“CSA Aggregator”). Pursuant to these arrangements, and under the Adviser’s supervision, the CSA Partners and CSA Aggregator track execution and research commissions separately and pool and distribute research credits in accordance with the policies and procedures discussed above to approved research providers (which may include executing brokerage firms or independent research providers (“Approved Research Providers”)) that provide brokerage and research services. The CSA Aggregator also reconciles research credits from trades with CSA Partners, and pays Approved Research Providers and provides other related administrative functions. In addition, a CSA Partner may provide the Adviser with proprietary research it has developed and, upon instruction, may retain research commission credits as compensation for the provision of such proprietary research services. The Adviser believes that these arrangements allow it to monitor the amount of trading costs that are attributable to execution services on the one hand and other brokerage and research services on the other.
Transactions that generate research credits include equity transactions executed on an agency basis or via a riskless principal transaction where the executing broker-dealer receives a commission. The Adviser does not use CSAs or otherwise have arrangements to pay for brokerage and research services with client commissions in connection with trading fixed-income securities. Consistent with long-standing industry practice in the fixed-income markets, however, the Adviser, subject to applicable law, may receive brokerage and research services and other information, including access to fixed-income trading platforms that dealers provide for no charge to their customers in the ordinary course of business. Fixed-income instruments typically trade at a bid/ask spread and without an explicit brokerage charge. While there is not a formal trading expense or commission, clients will bear the implicit trading costs reflected in these spreads.
The Adviser may receive “mixed use” products and services from an Approved Research Provider, where a portion of the product or service assists in its investment decision-making process in accordance with Section 28(e) and a portion may be used for other purposes. Where a product or service has a mixed use, the Adviser will make a reasonable allocation of its cost according to its use and will use client commissions to pay only for the portion of the product or service that assists in its investment decision-making process. The Adviser may have an incentive to allocate the costs to uses that assist in its investment decision-making process because the Adviser may pay for such costs with client commissions rather than its own resources. To the extent the Adviser receives “mixed use” products and services, the Adviser will allocate the anticipated costs of a mixed use product or service in good faith and maintain records concerning allocations in order to mitigate such conflicts.
Client accounts that pay a greater amount of commissions relative to other accounts may bear a greater share of the cost of brokerage and research services than such other accounts. The Adviser may use brokerage and research services obtained with brokerage commissions from some clients for the benefit of other clients whose brokerage commissions do not pay for such brokerage and research services. The Adviser may also share brokerage and research services with its affiliated advisers, and the clients of its affiliated advisers may receive the benefits of such brokerage and research services. These arrangements remain subject to the Adviser’s overall obligation to seek best execution for client trading.
The EU’s Markets in Financial Instruments Directive II (“MiFID II”), which became effective January 3, 2018, requires investment advisers regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. Although the Adviser is not directly subject to the provisions of MiFID II, certain of its affiliated advisers are, such as Morgan Stanley Investment Management Limited; accordingly, as applicable, the Adviser makes a reasonable valuation and allocation of the cost of research services as between MiFID II client accounts and other accounts that participate in CSAs and will pay for research services received with respect to MiFID II client accounts from its own resources. The Adviser and affiliated advisers subject to MiFID II may separately pay for fixed-income research from their own resources. Following its withdrawal from the EU on January 31, 2020, the United Kingdom has entered a transition period, during which EU law (including MiFID II) will continue to apply in the United Kingdom. Following the transition period, investment managers in the United Kingdom may still be required to comply with certain MiFID II equivalent requirements in accordance with the handbook of rules and guidance issued by the Financial Conduct Authority.
When permitted under applicable law, portfolio managers generally will aggregate orders of their clients for the same securities in a single order so that such orders are executed simultaneously in order to facilitate best execution and to reduce brokerage costs. The Adviser and/or Sub-Advisers effect aggregated orders in a manner designed to ensure that no participating client is favored over any other client.
In general, accounts that participate in an aggregated order will participate on a pro rata or other objective basis. Pro rata allocation of securities and other instruments will generally consist of allocation based on the order size of a participating client account in proportion to the size of the orders placed for other accounts participating in the aggregated order. However, the Adviser and/or Sub-Advisers may allocate such securities and other instruments using a method other than pro rata if their supply is limited, based on differing portfolio characteristics among accounts or to avoid odd lots or small allocations, among other reasons. These allocations are made in the good faith judgment of the Adviser and/or the Sub-Advisers with a goal of seeking to ensure that fair and equitable allocation occurs over time. There may be times that the Adviser and/or Sub-Advisers are not able to aggregate orders because of applicable law or other considerations when doing so might otherwise be advantageous.
Affiliated Brokers
Subject to the overriding objective of obtaining the best execution of orders, the Company may use broker-dealer affiliates of the Adviser to effect Fund brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Company’s Board of Directors. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.
Pursuant to an order issued by the SEC, the Company is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co.  LLC, a broker-dealer affiliated with the Adviser.
During the fiscal year ended December 31, 2021, 2022 and 2023, the Funds did not effect any principal transactions with Morgan Stanley & Co. LLC.
Brokerage Commissions Paid
During the fiscal years ended December 31,  2021, 2022 and 2023, the Company paid brokerage commissions of $10,310,904, $9,352,195 and $6,276,920, respectively. During the fiscal years ended December 31, 2021, 2022 and 2023, the Company paid in the aggregate $1,137, $101,931 and $7,126 respectively, in brokerage commissions to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers. During the fiscal year ended  December 31, 2023, the brokerage commissions paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers represented approximately 0.11% of the total brokerage commissions paid by the Company during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.31% of the aggregate dollar value of all portfolio transactions of the Company during the period for which commissions were paid.
For the fiscal year ended December 31, 2023, each Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2023
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Fund	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Advantage	$59,113	$0	0.00%	0.00%
American Resilience	$50	$0	0.00%	0.00%
Asia Opportunity	$146,992	$0	0.00%	0.00%
Counterpoint Global	$4,082	$3	0.07%	0.08%
Developing Opportunity	$47,024	$139	0.30%	0.68%
Emerging Markets	$347,295	$0	0.00%	0.00%
Emerging Markets ex China	$3,386	$0	0.00%	0.00%
Emerging Markets Leaders	$345,353	$0	0.00%	0.00%
Global Concentrated	$5,643	$0	0.00%	0.00%
Global Core	$595	$0	0.00%	0.00%
Global Endurance	$27,547	$0	0.00%	0.00%
Global Focus Real Estate	$3,829	$0	0.00%	0.00%
Global Franchise	$146,291	$0	0.00%	0.00%
Global Infrastructure	$120,293	$0	0.00%	0.00%
Global Insight	$65,285	$0	0.00%	0.00%
Global Opportunity	$342,550	$4,768	1.39%	3.90%
Global Permanence	$2,825	$0	0.00%	0.00%
Global Real Estate	$32,833	$0	0.00%	0.00%
Global Stars	$7,837	$0	0.00%	0.00%
Growth	$1,890,923	$500	0.03%	0.00%
Inception	$649,879	$1,716	0.26%	0.42%
International Advantage	$1,194,270	$0	0.00%	0.00%
International Equity	$279,298	$0	0.00%	0.00%
International Opportunity	$426,867	$0	0.00%	0.00%
International Resilience	$244	$0	0.00%	0.00%
Multi-Asset Real Return	$20,577	$0	0.00%	0.00%
Next Gen Emerging Markets	$41,472	$0	0.00%	0.00%
Passport Overseas Equity	$29,991	$0	0.00%	0.00%
Permanence	$1,009	$0	0.00%	0.00%
U.S. Core	$10,888	$0	0.00%	0.00%
U.S. Focus Real Estate	$3,408	$0	0.00%	0.00%
U.S. Real Estate	$18,713	$0	0.00%	0.00%
Vitality	$558	$0	0.00%	0.00%
For the fiscal years ended December 31, 2021 and 2022, each Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2021 and 2022
	Fiscal Year Ended December 31, 2021		Fiscal Year Ended December 31, 2022
Fund	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Advantage	$135,318	$0	$97,479	$171
American Resilience[1],[2]	—	—	$39	$0
Asia Opportunity	$602,753	$0	$140,727	$1,845
Counterpoint Global	$9,240	$0	$8,032	$7
Developing Opportunity	$237,674	$0	$94,629	$1,476
Emerging Markets	$545,503	$0	$489,289	$0
Emerging Markets ex China[1],[3]	—	—	$9,737	$0

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2021 and 2022
	Fiscal Year Ended December 31, 2021		Fiscal Year Ended December 31, 2022
Fund	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Emerging Markets Leaders	$233,457	$0	$390,933	$0
Global Concentrated	$4,659	$0	$3,932	$0
Global Core	$851	$0	$494	$0
Global Endurance	$51,523	$0	$39,481	$266
Global Focus Real Estate[4]	$1,460	$0	$4,318	$0
Global Franchise	$194,845	$0	$159,533	$0
Global Infrastructure	$129,898	$0	$142,282	$0
Global Insight	$204,644	$1,137	$76,177	$232
Global Opportunity	$654,997	$0	$1,107,176	$19,214
Global Permanence	$756	$0	$1,077	$0
Global Real Estate	$295,604	$0	$62,116	$0
Global Stars	$6,031	$0	$7,086	$0
Growth	$1,882,288	$0	$2,288,401	$40,901
Inception	$1,322,586	$0	$1,505,515	$7,521
International Advantage	$1,150,804	$0	$892,636	$8,813
International Equity	$337,040	$0	$472,216	$0
International Opportunity	$1,956,289	$0	$997,428	$21,485
International Resilience[1],[2]	—	—	$350	$0
Multi-Asset Real Return	$17,886	$0	$48,002	$0
Next Gen Emerging Markets	$165,115	$0	$188,661	$0
Passport Overseas Equity	$91,158	$0	$80,508	$0
Permanence	$321	$0	$370	$0.02
U.S. Core	$4,948	$0	$7,526	$0
U.S. Focus Real Estate[5]	$775	$0	$4,670	$0
U.S. Real Estate	$55,559	$0	$30,626	$0
Vitality[6]	$418	$0	$749	$0
1	Not operational during the period.
2	The Fund commenced operations on July 29, 2022.
3	The Fund commenced operations on September 30, 2022.
4	The Fund commenced operations on July 30, 2021.
5	The Fund commenced operations on September 30, 2021.
6	The Fund commenced operations on December 31, 2021.
Regular Broker-Dealers
During the fiscal year ended December 31, 2023, the following Funds purchased securities issued by the following issuers, which issuers were among the ten brokers or ten dealers that executed transactions for or with the Company or the Fund in the largest dollar amounts during the period.

Fund	Issuer
Multi-Asset Real Return	BNP Paribas SA
At December 31, 2023, the Funds did not own any securities issued by any of such issuers.
Portfolio Turnover
The Funds generally do not invest for short-term trading purposes; however, when circumstances warrant, a Fund may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Funds to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Taxes,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION
Company History
The Company was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Company filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Company changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Company changed its name to Morgan Stanley Institutional Fund, Inc.
Description of Shares and Voting Rights
The Company’s Amended and Restated Articles of Incorporation permit the Directors to issue 119 billion shares of common stock, par value $.001 per share, from an unlimited number of classes or series of shares. The shares of each Fund of the Company, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Fund shares have no pre-emptive rights. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Company. No portfolio of the Company is subject to the liabilities of any other portfolio of the Company.
Dividends and Capital Gains Distributions
The Company’s policy is to distribute substantially all of each  Fund’s net investment income, if any. The Company may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see “Taxes”). However, the Company may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.
Any dividend or distribution paid shortly after the purchase of shares of  a Fund by an investor may have the effect of reducing the per share NAV of the Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.
As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Fund at NAV (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Company by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at NAV) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three  business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.
TAXES
The following is only a summary of certain additional federal income tax considerations generally affecting the Company, Funds  and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Company, Funds  or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Each  Fund within the Company is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each  Fund separately, rather than to the Company as a whole.
Regulated Investment Company Qualifications
Each Fund intends to qualify and has either elected or will elect to be treated for each taxable year as a regulated investment company (“RIC”)  under Subchapter M of the Code. In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC’s business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income.
For purposes of the 90% test described above, dividends received by a Fund will be treated as qualifying income to the extent they are attributable to the issuer’s current and accumulated earnings and profits. Distributions in excess of the distributing issuer’s current and accumulated earnings and profits will first reduce the Fund’s basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Fund’s basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if a Fund held the stock for more than a year.
For purposes of the diversification requirement described above, a Fund will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, a  Fund is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.
Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.
Each of the Advantage Portfolio, Asia Opportunity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Global Insight Portfolio, Global Opportunity Portfolio, Global Permanence Portfolio, Growth Portfolio, Inception Portfolio, International Advantage Portfolio, International Opportunity Portfolio and Permanence Portfolio may seek to gain exposure to bitcoin through investments in a Bitcoin Subsidiary. The Multi-Asset Real Return Portfolio may seek to gain exposure to bitcoin and the commodity markets through investments in the Multi-Asset Real Return Subsidiary. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of the 90% gross income test described above. The Funds have not received such a private letter ruling, and are not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued final regulations that would generally treat a Fund’s income inclusion with respect to a Subsidiary as qualifying income either if (i) there is a current distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities or currencies. The tax treatment of a Fund’s investments in a Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by a  Fund. No assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income,” in which case a  Fund would fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. The rules regarding whether the Subsidiary will be treated as engaged in a U.S. trade or business as a result of its bitcoin related investments are not certain. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as a Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that any Subsidiary will derive income subject to such withholding tax.
Each Subsidiary will be treated as a controlled foreign corporation and each Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, each Fund will be required to include in gross income for U.S. federal income tax purposes all of a Subsidiary’s “Subpart F income,” whether or not such income is distributed by the Subsidiary. Each Fund’s recognition of a Subsidiary’s “Subpart F income” will increase the Fund’s tax basis in its respective Subsidiary. Distributions by a Subsidiary to a Fund will be tax-free, to the extent of their previously undistributed “Subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by a Fund, and such loss cannot be carried forward to offset taxable income of a Fund or the Subsidiary in future periods.
If  a Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, a  Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.
Tax Treatment of the Funds and Shareholders
Each  Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from  a Fund’s net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by the Fund to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (currently either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by a Fund from certain U.S. corporations and qualifying foreign corporations, provided that a  Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. Dividends received by a Fund from a passive foreign investment company (discussed below) are generally not eligible to be treated as qualified dividends.
Under tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. Applicable Treasury regulation permit a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.
A dividend paid by  a Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
Dividends paid to you out of a Fund’s investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 37% in the case of an individual shareholder for taxable years before 2026 and, in the case of a corporate shareholder, 21% for taxable years beginning in 2018 or later) to the extent of the Fund’s earnings and profits.
Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held  a Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Each  Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares.  Each Fund will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any capital gains are retained, a  Fund will pay federal income tax thereon, and, if a  Fund makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Fund shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by a  Fund as a refundable credit.
Shareholders generally are taxed on any ordinary dividend or capital gain distributions from  a Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.
After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends-received deduction for corporations.
Gains or losses on the sale of securities by  a Fund held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by  a Fund when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by  a Fund.
A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from  each Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The  Funds (or their administrative agent) are required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise,  each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
Each  Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Each  Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated. The amounts of a Fund’s distributions are driven by federal tax requirements. A Fund’s required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the period is negative.
The Company may be required to withhold and remit to the U.S. Treasury an amount equal to 24% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual’s social security number or non-individual’s employer identification number) on the New Account Application; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Company that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder’s income for such year.
The Company may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Company may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Company receives no payments in cash on the security during the year. To the extent that the Company makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Company level. Such distributions will be made from the available cash of the Company or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Company may realize a gain or loss from such sales. In the event the Company realizes net capital gains from such transactions, the Company and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
Special Rules for Certain Foreign Currency and Derivatives Transactions
In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether a Fund qualifies as a RIC.
Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.
A Fund’s investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund’s treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These “Section 1256” positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.
When a Fund holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a “straddle” for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.
A Section 1256 position held by a Fund will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund’s fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of  portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Fund.
Special Tax Considerations Relating to Foreign Investments
Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time  a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund’s net investment income available to be distributed to its shareholders as ordinary income.
A Fund may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and the Fund may be subject to foreign income taxes with respect to other income. If more than 50% in value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. If a Fund is eligible to make this election, the Fund will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.
Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.
A Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund generally intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, a Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders.
Taxes and Foreign Shareholders
Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (“Foreign Shareholder”) depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above and the potential applicability of the U.S. estate tax.

If the income from a Fund is effectively connected with a  U.S. trade or business carried on by a Foreign Shareholder, then distributions from a Fund and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.

A Fund may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, a Fund’s distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable a Fund to determine whether withholding is required.
The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the  U.S. estate tax.
State and Local Tax Considerations
Rules of state and local taxation of dividend and capital gains from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in a Fund.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of May 31, 2024, the following persons or entities owned, of record or beneficially, more than 5% of the shares of any class of the following Funds’ outstanding shares.

Fund	Name and Address	% of Class
Class I
Advantage	Charles Schwab & Co Inc. FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	28.57%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	14.84%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	12.52%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	11.31%
	Pershing LLC ATTN Joe Mattiello One Pershing Plaza 14th Floor Jersey City NJ 07399-0001	10.99%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	6.68%
American Resilience	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	98.39%

Fund	Name and Address	% of Class
Asia Opportunity	Charles Schwab & Co Inc.* FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	43.27%
	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	26.03%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	16.67%
Counterpoint Global	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	74.09%
	Morgan Stanley Smith Barney LLC 1 New York Plaza Floor 12 New York NY 10004-1935	16.29%
Developing Opportunity	Morgan Stanley Smith Barney LLC* 1 New York Plaza Floor 12 New York NY 10004-1935	60.97%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	14.47%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	11.38%
	Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	6.02%
Emerging Markets	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	33.27%
	Mac & Co A/C 969821 ATTN: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502	14.59%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	14.56%
	Charles Schwab & Co Inc. ATTN Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	11.68%
Emerging Markets ex China	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Emerging Markets Leaders	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	42.63%

Fund	Name and Address	% of Class
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	14.16%
	Charles Schwab & Co Inc. FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	11.77%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	10.18%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	6.66%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	5.26%
Global Concentrated	Morgan Stanley Smith Barney LLC 1 New York Plaza Floor 12 New York NY 10004-1935	91.13%
Global Core	Morgan Stanley Smith Barney LLC* 1 New York Plaza Floor 12 New York NY 10004-1935	99.47%
Global Focus Real Estate	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Global Insight	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	50.17%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	19.28%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus ATTN Mutual Fund Ops Manager 250 Nicollet Mall Suite 1400 Minneapolis MN 55401-7582	10.61%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	6.42%
Global Endurance	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	45.53%
	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	29.33%

Fund	Name and Address	% of Class
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. Jersey City NJ 07310-1995	13.91%
Global Franchise	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	29.61%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	20.34%
	Charles Schwab & Co Inc. ATTN Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	13.45%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	7.85%
	Pershing LLC ATTN Joe Mattiello One Pershing Plaza 14th Floor Jersey City NJ 07399-0001	5.60%
Global Infrastructure	Charles Schwab & Co Inc. FBO 70000594 211 Main Street Floor 17 San Francisco CA 94105-1901	54.21%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	15.27%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	11.86%
	Pershing LLC ATTN Joe Mattiello One Pershing Plaza 14th Floor Jersey City NJ 07399-0001	10.57%
Global Opportunity	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	25.84%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	19.89%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	10.11%

Fund	Name and Address	% of Class
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	8.02%
	Charles Schwab & Co Inc. FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	7.42%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	6.45%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	5.13%
Global Permanence	Morgan Stanley Smith Barney LLC* 1 New York Plaza Floor 12 New York NY 10004-1935	30.84%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	20.02%
	Meaghan Chainani Ttee Sandeep Chainani Living Rev Fam Trust UA Dtd 07/03/2018 514 Manhasset Woods Road Manhasset NY 11030-1645	16.49%
	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	13.07%
	Sandeep Chainani Tod Dtd 12/21/2011 Subject to Sta Tod Rules 514 Manhasset Woods Road Manhasset NY 11030-1645	7.34%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	6.59%
Global Real Estate	MAC & CO A/C 884464* ATTN: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502	77.51%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	6.18%
Global Stars	National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	45.72%

Fund	Name and Address	% of Class
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	12.45%
	American Enterprise Investment SVC FBO # 41999970 707 2nd Avenue South Minneapolis MN 55402-2405	10.33%
	ATTN Mutual Funds C/O ID 225 SEI Private Trust Company One Freedom Valley Drive Oaks PA 19456-9989	7.22%
	Charles Schwab & Co Inc. FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	5.81%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	5.33%
	UBS WM USA 0O0 11011 6100 Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken NJ 07086-6761	5.23%
Growth	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	19.41%
	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville FL 32246-6484	14.81%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	12.43%
	MAC & CO A/C 969821 ATTN: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502	9.07%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	8.10%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	6.79%
	Charles Schwab & Co Inc. FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	5.13%

Fund	Name and Address	% of Class
Inception	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	23.27%
	National Financial Services Corp* For the Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	17.43%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	12.98%
	Charles Schwab & Co Inc. FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	11.43%
	Pershing LLC ATTN Joe Mattiello One Pershing Plaza 14th Floor Jersey City NJ 07399-0001	10.22%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	7.94%
International Advantage	Charles Schwab & Co Inc.* FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	32.10%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	22.29%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	13.18%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	9.41%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	5.79%
International Equity	National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	46.66%
	Charles Schwab & Co Inc.* FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	32.46%

Fund	Name and Address	% of Class
	ATTN Mutual Fund Administrator C/O M&T Bank ID 337 SEI Private Trust Company One Freedom Valley Drive Oaks PA 19456-9989	6.46%
International Resilience	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	96.46%
Next Gen Emerging Markets	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	22.35%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	15.25%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	14.16%
	Charles Schwab & Co Inc. ATTN Mutual Funds 211 Main Street San Francisco CA 94105-1901	10.74%
	Mitra & CO FBO 98 C/O Reliance Trust Company WI Mailcode: Bd1N - ATTN: MF 4900 W Brown Deer Road Milwaukee WI 53223-2422	9.26%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	7.32%
Passport Overseas Equity	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	66.60%
	National Fincl Services Corp For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	13.41%
	American Enterprise Investment SVC FBO # 41999970 707 2nd Avenue South Minneapolis MN 55402-2405	8.61%
Permanence	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	48.89%
	Morgan Stanley Smith Barney LLC 1 New York Plaza Floor 12 New York NY 10004-1935	27.31%

Fund	Name and Address	% of Class
	Sandeep Chainani Tod Dtd 12/21/2011 Subject To Sta Tod Rules 514 Manhasset Woods Road Manhasset NY 11030-1645	12.60%
	Armistead Nash & Larkin Nash JT Ten 390 Riversville Road Greenwich CT 06831-3200	9.32%
U.S. Core	Morgan Stanley Smith Barney LLC* 1 New York Plaza Floor 12 New York NY 10004-1935	73.33%
	American Enterprise Investment SVC FBO # 41999970 707 2nd Avenue South Minneapolis MN 55402-2405	12.29%
	LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	6.39%
U.S. Focus Real Estate	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
U.S. Real Estate	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	31.31%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	16.68%
	Charles Schwab & Co Inc. ATTN Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	14.87%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	10.87%
	ATTN Mutual Fund Administrator C/O Mellon Bank Id 225 Sei Private Trust Company One Freedom Valley Drive Oaks PA 19456-9989	5.26%
Vitality	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	25.51%
	Dennis P Lynch, Jr. & Marshall T Lynch Jt Ten 8 Navesink Avenue Rumson NJ 07760-1937	15.00%
	David Cohen & Laura Destefano-Cohen Jt Ten 19 Appleton Place Glen Ridge NJ 07028-2201	15.00%

Fund	Name and Address	% of Class
	Jenny Leeds & Bryan Leeds Jt Ten 7451 Avenida Del Mar Apartment 1905 Boca Raton FL 33433-4888	14.35%
	Anne Edelstein Tod Subject To Sta Tod Rules 50 E 28th Street Apartment 20J New York NY 10016-7980	13.36%
	Jason Yeung Ttee Evc Revocable Living Trust UA Dtd 60 E 8th Street Apartment 33B New York NY 10003-6501	7.50%
	Sandeep Chainani TOD Dtd 12/21/2011 Subject To Sta Tod Rules 514 Manhasset Woods Road Manhasset NY 11030-1645	6.00%
Class A
Advantage	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	44.22%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	15.01%
	Charles Schwab & Co Inc. FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	12.39%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	5.75%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	5.67%
	Charles Schwab & Co Inc. Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main Street San Francisco CA 94105-1901	5.03%
American Resilience	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Asia Opportunity	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	40.31%
	Charles Schwab & Co Inc.* ATTN: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	19.46%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	16.71%

Fund	Name and Address	% of Class
	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Drive E Jacksonville FL 32246-6484	13.32%
Counterpoint Global	Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	68.69%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	11.58%
	Morgan Stanley Smith Barney LLC 1 New York Plaza Floor 12 New York NY 10004-1935	8.50%
	J.P. Morgan Securities LLC Omni Acct for the Exclusive Bene of Cust 4 Chase Metrotech Ctr Floor 3rd Brooklyn NY 11245-0003	6.64%
Developing Opportunity	Morgan Stanley Smith Barney LLC* 1 New York Plaza Floor 12 New York NY 10004-1935	89.05%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	6.02%
Emerging Markets ex China	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Emerging Markets Leaders	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	55.77%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	26.28%
	Charles Schwab & Co Inc. ATTN Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	8.09%
Emerging Markets	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	46.75%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	41.20%
Global Concentrated	Morgan Stanley Smith Barney LLC 1 New York Plaza Floor 12 New York NY 10004-1935	96.51%
Global Core	Morgan Stanley Smith Barney LLC* 1 New York Plaza Floor 12 New York NY 10004-1935	94.96%
Global Endurance	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	41.36%

Fund	Name and Address	% of Class
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	28.01%
	Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	21.85%
Global Focus Real Estate	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Global Insight	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	46.70%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	26.98%
	Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	9.17%
	Sandeep Chainani Tod Dtd 12/21/2011 Subject To Sta Tod Rules 514 Manhasset Woods Road Manhasset NY 11030-1645	5.63%
Global Franchise	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	48.77%
	Charles Schwab & Co Inc. Special Custody A/C FBO Customers ATTN Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	12.81%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	10.03%
Global Infrastructure	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	68.44%
Global Opportunity	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	38.69%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	21.34%
	Charles Schwab & Co Inc. FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	8.19%

Fund	Name and Address	% of Class
Global Permanence	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	41.14%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	36.26%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	8.83%
	Morgan Stanley Smith Barney LLC* 1 New York Plaza Floor 12 New York NY 10004-1935	8.17%
Global Real Estate	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	44.39%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	16.88%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	13.35%
	Charles Schwab & Co Inc. ATTN Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	10.02%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	7.10%
Global Stars	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	57.30%
	Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	14.58%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	8.39%
	National Financial Services LLC* For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	6.12%

Fund	Name and Address	% of Class
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	5.03%
Growth	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	50.09%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	14.19%
	Charles Schwab & Co Inc. FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	13.03%
Inception	National Financial Services LLC* For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	53.73%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	22.82%
	Charles Schwab & Co Inc. FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	12.29%
International Advantage	Charles Schwab & Co Inc.* Special Custody Account for the Exclusive Benefit of Customers ATTN Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	44.86%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	43.42%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	6.67%
International Equity	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	52.57%
	National Financial Services LLC* For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	21.97%
International Opportunity	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	42.04%

Fund	Name and Address	% of Class
	Charles Schwab & Co Inc.* Special Custody Account for the Exclusive Benefit of Customers ATTN Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	21.63%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	15.85%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	8.90%
International Resilience	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Multi-Asset Real Return	Morgan Stanley Smith Barney LLC* 1 New York Plaza Floor 12 New York NY 10004-1935	56.79%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	32.51%
Next Gen Emerging Markets	Charles Schwab & Co Inc. FBO 98652191 211 Main Street Floor 17 San Francisco CA 94105-1901	30.89%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	28.71%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	16.79%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	14.97%
Passport Overseas Equity	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	77.19%
Permanence	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	65.65%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	18.62%
	Morgan Stanley Smith Barney LLC 1 New York Plaza Floor 12 New York NY 10004-1935	8.60%

Fund	Name and Address	% of Class
U.S. Core	Morgan Stanley Smith Barney LLC* 1 New York Plaza Floor 12 New York NY 10004-1935	73.46%
	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	9.37%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	7.07%
	LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	5.15%
U.S. Focus Real Estate	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
U.S. Real Estate	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	60.61%
	National Financial Services LLC* For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	7.92%
	Charles Schwab & Co Inc. ATTN Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	5.53%
Vitality	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	91.59%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	8.40%
Class L
Advantage	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	55.65%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	12.79%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	8.44%
	Douglas A Kahn Tod Dtd Subject To Sta Tod Rules 1205 38th Avenue N Myrtle Beach SC 29577-1313	6.10%

Fund	Name and Address	% of Class
	Stephen B Kahn Tod Dtd Subject To Sta Tod Rules 9325 Cove Drive Myrtle Beach SC 29572-5014	6.10%
Emerging Markets	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	93.81%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	6.18%
Global Insight	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	95.55%
Global Franchise	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	99.37%
Global Infrastructure	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	82.71%
Global Opportunity	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	34.29%
	Wells Fargo Clearing Services LLC A/C# 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 10750 Wheat First Drive Ws1165 Glen Allen VA 23060-9243	7.86%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers ATTN Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	7.37%
	UBS WM USA 0O0 11011 6100 Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken NJ 07086-6761	7%
Global Real Estate	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	98.89%
Global Stars	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	89.81%
	Gerlach & Co LLC/Citibank Open We0 3800 Citigroup Center Building B3-14 Tampa FL 33610	9.42%
Growth	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	75.07%

Fund	Name and Address	% of Class
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	5.55%
Inception	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	84.84%
	Charles Schwab & Co Inc. Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main Street San Francisco CA 94105-1901	6.30%
International Advantage	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	96.35%
International Equity	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	90.20%
International Opportunity	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	81.19%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	9.74%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	9.06%
Next Gen Emerging Markets	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	43.07%
	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	34.64%
	Robert W Baird & Co Inc. A/C 4745-0220 777 East Wisconsin Avenue Milwaukee WI 53202-5391	20.87%
Passport Overseas Equity	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	80.12%
	UBS WM USA 0O0 11011 6100 Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken NJ 07086-6761	5.22%

Fund	Name and Address	% of Class
U.S. Real Estate	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	83.25%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	7.96%
Class C
Advantage	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	44.40%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	15.00%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	11.76%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	7.49%
	LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	5.30%
American Resilience	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Asia Opportunity	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	88.44%
	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	8.94%
Counterpoint Global	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	43.68%
	LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations 4707 Executive Drive San Diego CA 92121-3091	28.78%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	27.53%
Developing Opportunity	Morgan Stanley Smith Barney LLC* 1 New York Plaza Floor 12 New York NY 10004-1935	77.36%

Fund	Name and Address	% of Class
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	9.60%
	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego CA 92121-3091	6.56%
Emerging Markets	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	72.99%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	21.19%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	5.80%
Emerging Markets ex China	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Emerging Markets Leaders	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	72.50%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	13.18%
Global Concentrated	Morgan Stanley Smith Barney LLC 1 New York Plaza Floor 12 New York NY 10004-1935	98.66%
Global Core	Morgan Stanley Smith Barney LLC* 1 New York Plaza Floor 12 New York NY 10004-1935	97.56%
Global Endurance	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	88.61%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	5.96%
Global Focus Real Estate	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Global Franchise	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	50.27%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	10.59%

Fund	Name and Address	% of Class
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	8.14%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	7.64%
	LPL Financial FBO Customer Accounts ATTN: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	6.71%
	Charles Schwab & Co Inc. Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main Street San Francisco CA 94105-1901	5.98%
	UBS WM USA 0O0 11011 6100 Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken NJ 07086-6761	5.09%
Global Infrastructure	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	60.63%
	UBS Wm USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken NJ 07086-6761	13.82%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	10.46%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	10.29%
Global Insight	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	52.02%
	LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	9.62%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	9.48%

Fund	Name and Address	% of Class
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus ATTN Mutual Fund Ops Manager 250 Nicollet Mall Suite 1400 Minneapolis MN 55401-7582	7.54%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	6.66%
Global Opportunity	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	24.29%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	22.52%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	17.70%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	12.08%
	UBS WM USA 0O0 11011 6100 Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken NJ 07086-6761	6.22%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	5.21%
Global Permanence	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	89.82%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	8.37%
Global Real Estate	Charles Schwab & Co Inc. Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main Street San Francisco CA 94105-1901	71.46%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	13.10%
	LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	12.84%

Fund	Name and Address	% of Class
Global Stars	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	51.39%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	21.91%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	14.01%
	UBS WM USA 0O0 11011 6100 Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken NJ 07086-6761	10.47%
Growth	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	52.16%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	10.78%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	10.53%
	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville FL 32246-6484	6.37%
	LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	5.09%
Inception	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	40.66%
	Raymond James House Acct Firm 92500015 Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	24.48%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	13.89%

Fund	Name and Address	% of Class
	National Financial Services LLC* For the Exclusive Benefit of Our Customers ATTN: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	5.85%
International Advantage	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	53.16%
	Centennial Bank Trust PO Box 7514 Jonesboro AR 72403-7514	17.82%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	6.36%
	LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	5.76%
International Equity	LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	54.62%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	17.83%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	16.72%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	7.36%
International Opportunity	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	41.24%
	UBS WM USA 0O0 11011 6100 Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken NJ 07086-6761	11.76%
	National Financial Services LLC For Exclusive Benefit of Our Cust ATTN Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City NJ 07310-1995	10.31%
	J.P. Morgan Securities LLC Omni Acct for the Exclusive Bene of Cust 4 Chase Metrotech Ctr Floor 3rd Brooklyn NY 11245-0003	7.07%

Fund	Name and Address	% of Class
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	6.87%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	5.96%
International Resilience	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Multi-Asset Real Return	Morgan Stanley Smith Barney LLC 1 New York Plaza Floor 12 New York NY 10004-1935	93.60%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	5.96%
Next Gen Emerging Markets	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	70.58%
	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	20.00%
Passport Overseas Equity	Morgan Stanley & Co* Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	50.69%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	21.10%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	16.43%
	LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	5.22%
Permanence	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	56.51%
	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	43.48%
U.S. Core	Morgan Stanley Smith Barney LLC* 1 New York Plaza Floor 12 New York NY 10004-1935	80.37%

Fund	Name and Address	% of Class
	LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	7.45%
	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	5.43%
U.S. Focus Real Estate	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
U.S. Real Estate	LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	62.28%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers ATTN: Mutual Funds 211 Main Street San Francisco CA 94105-1901	25.86%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	6.15%
Vitality	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Class R6
Advantage	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	98.59%
American Resilience	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Asia Opportunity	Sam Kellie-Smith 525 Harris Road Bedford Hills NY 10507-2523	93.20%
	Ascensus Trust Company FBO W E Family Offices 401(K) Plan 22 PO Box 10758 Fargo ND 58106-0758	6.10%
Counterpoint Global	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Developing Opportunity	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	99.90%
Emerging Markets	MAC & CO A/C 210560* ATTN Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502	91.88%

Fund	Name and Address	% of Class
	US Bank NA FBO MetroPolitan Street Louis Sewer District Employee’s Pension - Morgan Stanley Emerging Act PO Box 1787 Milwaukee WI 53201-1787	5.55%
Emerging Markets ex China	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Emerging Markets Leaders	Matrix Trust Company Cust FBO Three Rivers Archery Supply 717 17Th Street Suite 1300 Denver CO 80202-3304	30.17%
	Matrix Trust Company Cust FBO Glen J Torcivia PA 717 17Th Street Suite 1300 Denver CO 80202-3304	14.52%
	Matrix Trust Company Cust FBO Nooney & Solay LLP 401(K) 717 17th Street Suite 1300 Denver CO 80202-3304	11.66%
Global Concentrated	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	74.24%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	25.75%
Global Core	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Global Endurance	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	67.89%
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	29.48%
Global Focus Real Estate	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	97.50%
Global Franchise	Capinco C/O U.S. Bank NA PO Box 1787 Milwaukee WI 53201-1787	32.38%
	Enbridge Inc. as Admin of Ret Pln For Employees of Enbridge Inc. ATTN: Pension Investments 200 425 1st Street S.W. Calgary Alberta Canada T2P 3L8	13.51%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	9.91%
	Enbridge Inc. as Admin of Enbridge Employee Svcs Inc. Emp Pen Pln ATTN: Pension Investments 200, 425-1st Street S.W. Calgary, AB, T2P 3L8	8.81%

Fund	Name and Address	% of Class
	Enbridge Inc. as Agent of Admin of Enbridge Gas Distribution Inc. ATTN: Pension Investments 200 425 1st Street S.W. Calgary Alberta Canada T2P 3L8	6.42%
Global Infrastructure	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Global Insight	Wells Fargo Clearing Services A/C 1096-3105 One North Jefferson Avenue Saint Louis MO 63103-2287	56.31%
	Pershing LLC Po Box 2052 Jersey City NJ 07303-2052	28.24%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	15.44%
Global Opportunity	Services Group of America Inc. C/O Morgan Stanley 100 Front Street Suite 400 Conshohocken PA 19428-2881	31.44%
	Massachusetts Mutual Insurance Com 1295 State Street Mip M200-Invst Springfield MA 01111-0001	12.76%
	The Hartford 1 Hartford Plaza Hartford CT 06155-0001	11.33%
	Wells Fargo Bank NA FBO Omnibus Cash PO Box 1533 Minneapolis MN 55480-1533	8.32%
	Empower Trust Company LLC FBO Empower Benefit Plans 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	5.99%
	Ascensus Trust Company FBO Elkus Manfredi Architects 401(K) 44576 PO Box 10758 Fargo ND 58106-0758	5.58%
	ATTN Mutual Funds C/O Id 866 Sei Private Trust Company One Freedom Valley Drive Oaks PA 19456-9989	5.30%
Global Permanence	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Global Real Estate	Edward D Jones & Co For the Benefit of Customers ATTN Terrance Spencer 12555 Manchester Road Saint Louis MO 63131-3710	70.74%
	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville FL 32246-6484	7.95%

Fund	Name and Address	% of Class
Global Stars	Pratt Institute 200 Willoughby Avenue Brooklyn NY 11205-3899	99.77%
Growth	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	46.33%
	Empower Trust FBO Employee Benefit Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	14.75%
	Principal Life Ins Company Cust FBO Pfg Omnibus Wrapped And Custom ATTN Plic Proxy Coordinator Funds 711 High Street Des Moines IA 50392-0001	13.15%
	Benefit Trust Company FBO Various American Northwest Retirement Plans PO Box 12765 Overland Park KS 66282-2765	7.64%
High Yield	LM Fund LP The Corporation Trust Company Corporation Trust Center 1209 N Orange Street Wilmington DE 19801-1120	40.65%
	SN Fund LP - Series A 100 Front Street Suite 400 West Conshohocken PA 19428-2881	36.29%
	WWFY Foundation LP The Corporation Trust Company Corporation Trust Center 1209 Orange Street Wilmington DE 19801-1120	14.70%
	VNL LP The Corporation Trust Company Corporation Trust Center 1209 N Orange Street Wilmington DE 19801-1120	8.19%
Inception	National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	82.69%
	Charles Schwab & Co Inc. ATTN Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	16.13%
International Advantage	C/O GWP US Advisors SEI Private Trust Company 1 Freedom Valley Drive Oaks PA 19456-9989	30.61%
	Kinsted Global Equity Pool ATTN Brent Smith 605 5 Avenue Ste 3000 Calgary Alberta T2P 3H5 Canada	14.39%
	C/O First Hawaiian Bank SEI Private Trust Company 1 Freedom Valley Drive Oaks PA 19456-9989	12.61%

Fund	Name and Address	% of Class
	Raymond James House Acct Firm 92500015 Omnibus For Mutual Funds ATTN Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1102	12.12%
	Saxon & Co FBO 20460023835935 PO Box 7780-1888 Philadelphia PA 19182-0001	8.88%
International Equity	Charles Schwab & Co Inc.* ATTN Mutual Funds 211 Main Street San Francisco CA 94105-1901	57.07%
	Capinco C/O U.S. Bank NA PO Box 1787 Milwaukee WI 53201-1787	22.99%
	National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	10.98%
	Charles F Kettering Foundation 200 Commons Road Dayton OH 45459-2799	5.51%
International Opportunity	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd. ATTN Mutual Funds Department - 4th Floor Jersey City NJ 07310-1995	71.08%
	City of Placentia C/O Missionsquare Retirement 401 E Chapman Avenue Placentia CA 92870-6101	7.02%
International Resilience	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Multi-Asset Real Return	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	67.04%
	Mutual Fund Operations FBO Project National 95 Christopher Colmbus Drive Jersey City NJ 07302-2978	32.95%
Next Gen Emerging Markets	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0001	45.33%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	44.42%
	Matrix Trust Company as Agent For Advisor Trust, Inc. Byron Isd 531 717 17th Street Suite 1300 Denver CO 80202-3304	10.23%

Fund	Name and Address	% of Class
Passport Overseas Equity	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	55.32%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	44.67%
Permanence	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
U.S. Core	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis MO 63131-3710	88.25%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	8.81%
U.S. Focus Real Estate	Morgan Stanley Investment Management* ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
U.S. Real Estate	Matrix Trust Company Cust FBO Retirement Advantage Ira 717 17th Street Suite 1300 Denver CO 80202-3304	45.64%
	Matrix Trust Company Cust FBO Retirement Advantage Roth Ira 717 17th Street Suite 1300 Denver CO 80202-3304	10.66%
	Matrix Trust Company Cust. FBO Hillsborough Cty Public School 403B 717 17th Street Suite 1300 Denver CO 80202-3304	7.15%
	Matrix Trust Company Cust FBO Griswold Public Schools 717 17th Street Suite 1300 Denver CO 80202-3304	6.39%
	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	5.67%
Vitality	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Class IR
Emerging Markets	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Emerging Markets Leaders	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
Global Infrastructure	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%

Fund	Name and Address	% of Class
Global Opportunity	Northern Trust as Custodian FBO TNT-LDN-RWBH07-RWJBH Sep Acct 7008678 PO Box 92956 Chicago IL 60675-2956	99.98%
Global Real Estate	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
International Opportunity	Northern Trust as Custodian FBO TNT-LDN-RWBH07-RWJBH Sep Acct 7008678 PO Box 92956 Chicago IL 60675-2956	99.99%
Passport Overseas Equity	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
U.S. Real Estate	Morgan Stanley Investment Management ATTN Michael Agosta 1633 Broadway Floor 26 New York NY 10019-6708	100%
As of May 31, 2024, no person was known by the Company to own beneficially or of record 5% or more of any outstanding class of shares of  a Fund not listed above.
*	The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. As a result, those persons could have the ability to vote a majority of the shares of the respective Fund on any matter requiring the approval of shareholders of such Fund.
PERFORMANCE INFORMATION
Effective June 27, 2024, the Global Stars Portfolio’s principal investment strategies changed. The performance information in the tables below prior to that date reflects the Fund’s prior principal investment strategies.
The average annual compounded rates of return for each class of shares of the Funds for the 1-, 5- and 10-year periods ended December 31, 2023 are as follows:

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Advantage
Class I*	6/30/2008	46.28%	7.05%	9.13%	10.18%
Class A	5/21/2010	45.85%	6.72%	8.77%	12.00%
Class L*	6/30/2008	46.07%	6.93%	9.00%	10.05%
Class C	4/30/2015	44.64%	5.94%	N/A	7.71%†
Class R6	9/13/2013	46.31%	7.10%	9.18%	10.40%

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
American Resilience
Class I	7/29/2022	19.54%	N/A	N/A	7.96%
Class A	7/29/2022	19.20%	N/A	N/A	7.58%
Class C	7/29/2022	18.21%	N/A	N/A	6.79%
Class R6	7/29/2022	19.60%	N/A	N/A	8.00%
Asia Opportunity
Class I	12/29/2015	-6.83%	4.98%	N/A	8.54%
Class A	12/29/2015	-7.17%	4.66%	N/A	8.19%
Class C	12/29/2015	-7.82%	3.90%	N/A	7.39%†
Class R6	12/29/2015	-6.80%	5.03%	N/A	8.59%
Counterpoint Global
Class I	6/29/2018	49.06%	10.75%	N/A	6.67%
Class A	6/29/2018	48.44%	10.36%	N/A	6.31%
Class C	6/29/2018	47.46%	9.52%	N/A	5.50%
Class R6	6/29/2018	49.06%	10.81%	N/A	6.72%
Developing Opportunity
Class I	2/14/2020	5.36%	N/A	N/A	-3.67%
Class A	2/14/2020	4.91%	N/A	N/A	-3.96%
Class C	2/14/2020	4.15%	N/A	N/A	-4.72%
Class R6	2/14/2020	5.35%	N/A	N/A	-3.61%
Emerging Markets ex China
Class I	9/30/2022	21.57%	N/A	N/A	25.12%
Class A	9/30/2022	21.10%	N/A	N/A	24.64%
Class C	9/30/2022	20.22%	N/A	N/A	23.73%
Class R6	9/30/2022	21.61%	N/A	N/A	25.16%
Emerging Markets
Class I	9/25/1992	12.16%	3.56%	1.97%	6.53%
Class A	1/2/1996	11.73%	3.22%	1.64%	5.45%
Class L	4/27/2012	11.19%	2.67%	1.09%	1.32%
Class C	4/30/2015	10.93%	2.43%	N/A	0.77%†
Class R6	9/13/2013	12.18%	3.66%	2.06%	2.18%
Class IR	6/15/2018	12.18%	3.65%	N/A	0.97%
Emerging Markets Leaders
Class I**	6/30/2011	12.17%	8.92%	4.53%	4.58%
Class A**	6/30/2011	11.84%	8.56%	4.19%	4.31%
Class C	4/30/2015	11.01%	7.74%	N/A	4.01%†
Class R6**	6/30/2011	12.28%	9.01%	4.59%	4.63%
Class IR	4/12/2021	12.29%	N/A	N/A	-9.39%
Global Concentrated
Class I	5/27/2016	18.42%	12.26%	N/A	8.88%
Class A	5/27/2016	18.05%	11.91%	N/A	8.53%
Class C	5/27/2016	17.21%	11.09%	N/A	7.73%
Class R6	5/27/2016	18.51%	12.33%	N/A	8.94%
Global Core
Class I	5/27/2016	17.96%	12.18%	N/A	8.36%
Class A	5/27/2016	17.62%	11.77%	N/A	7.97%
Class C	5/27/2016	16.68%	10.93%	N/A	7.17%
Class R6	5/27/2016	18.00%	12.22%	N/A	8.40%

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Endurance
Class I	12/31/2018	72.56%	11.81%	N/A	11.81%
Class A	12/31/2018	72.03%	11.40%	N/A	11.40%
Class C	12/31/2018	70.62%	10.59%	N/A	10.59%
Class R6	12/31/2018	72.66%	11.85%	N/A	11.85%
Global Focus Real Estate
Class I	7/30/2021	12.15%	N/A	N/A	-5.97%
Class A	7/30/2021	11.73%	N/A	N/A	-6.32%
Class C	7/30/2021	10.91%	N/A	N/A	-7.00%
Class R6	7/30/2021	12.20%	N/A	N/A	-5.92%
Global Franchise
Class I	11/28/2001	16.42%	11.50%	9.68%	10.91%
Class A	11/28/2001	16.16%	11.23%	9.40%	10.62%
Class L	4/27/2012	15.57%	10.68%	8.86%	9.26%
Class C	9/30/2015	15.29%	10.40%	N/A	9.99%†
Class R6	5/29/2015	16.52%	11.60%	N/A	10.08%
Global Infrastructure
Class I	9/20/2010	4.13%	6.54%	5.03%	7.97%
Class A	9/20/2010	3.78%	6.27%	4.76%	7.70%
Class L	9/20/2010	3.19%	5.67%	4.16%	7.10%
Class C	4/30/2015	2.95%	5.37%	N/A	2.58%†
Class R6	9/13/2013	4.09%	6.46%	5.00%	5.79%
Class IR	6/15/2018	4.15%	6.57%	N/A	5.02%
Global Insight
Class I	12/28/2010	50.84%	7.02%	6.99%	9.21%
Class A	12/28/2010	50.54%	6.70%	6.64%	8.87%
Class L	12/28/2010	49.78%	6.13%	6.08%	8.31%
Class C	4/30/2015	49.15%	5.89%	N/A	6.17%†
Class R6	6/14/2021	51.03%	N/A	N/A	-20.60%
Global Opportunity
Class I*	5/30/2008	49.70%	13.06%	13.02%	11.93%
Class A	5/21/2010	49.29%	12.72%	12.65%	14.63%
Class L*	5/30/2008	49.17%	12.66%	12.57%	11.52%
Class C	4/30/2015	48.23%	11.92%	N/A	11.45%†
Class R6	9/13/2013	49.82%	13.15%	13.07%	14.53%
Class IR	6/15/2018	49.85%	13.15%	N/A	7.70%
Global Permanence
Class I	4/30/2019	20.92%	N/A	N/A	10.09%
Class A	4/30/2019	20.42%	N/A	N/A	9.70%
Class C	4/30/2019	19.56%	N/A	N/A	8.88%
Class R6	4/30/2019	20.95%	N/A	N/A	10.14%
Global Real Estate
Class I	8/30/2006	12.68%	0.94%	2.15%	2.43%
Class A	8/30/2006	12.28%	0.61%	1.85%	2.14%
Class L	6/16/2008	11.73%	0.03%	1.30%	1.71%
Class C	4/30/2015	11.57%	-0.21%	N/A	-0.47%†
Class R6	9/13/2013	13.02%	1.01%	2.23%	2.27%
Class IR	6/15/2018	12.77%	0.98%	N/A	-0.52%

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Stars
Class I	8/30/2013	21.69%	11.54%	9.16%	10.12%
Class A	8/30/2013	21.19%	11.14%	8.78%	9.75%
Class L	8/30/2013	20.64%	10.57%	8.23%	9.19%
Class C	4/30/2015	20.35%	10.32%	N/A	8.59%†
Class R6	9/13/2013	21.75%	11.59%	9.21%	9.91%
Growth
Class I	4/2/1991	50.25%	9.70%	11.14%	10.72%
Class A	1/2/1996	49.87%	9.42%	10.85%	9.82%
Class L	4/27/2012	49.11%	8.89%	10.29%	12.02%
Class C	4/30/2015	48.74%	8.62%	N/A	10.08%†
Class R6	9/13/2013	50.31%	9.80%	11.24%	12.52%
Class IR	6/15/2018	50.33%	9.73%	N/A	5.93%
Inception
Class I	11/1/1989	54.44%	15.79%	7.55%	10.98%
Class A	1/2/1996	54.22%	15.45%	7.22%	10.17%
Class L	11/11/2011	52.94%	14.78%	6.63%	10.69%
Class C	5/31/2017	52.94%	14.53%	N/A	11.43%
Class R6	9/13/2013	54.58%	15.85%	7.62%	9.00%
International Advantage
Class I	12/28/2010	18.38%	8.61%	9.16%	9.46%
Class A	12/28/2010	18.07%	8.30%	8.83%	9.13%
Class L	12/28/2010	17.35%	7.69%	8.24%	8.55%
Class C	4/30/2015	17.20%	7.53%	N/A	7.78%†
Class R6	6/15/2018	18.54%	8.72%	N/A	4.66%
International Equity
Class I	8/4/1989	16.91%	6.99%	3.40%	7.64%
Class A	1/2/1996	16.38%	6.70%	3.07%	6.62%
Class L	6/14/2012	15.80%	6.09%	2.53%	5.16%
Class C	4/30/2015	15.56%	5.82%	N/A	2.47%†
Class R6	9/13/2013	16.96%	7.02%	3.44%	4.06%
International Opportunity
Class I	3/31/2010	21.11%	6.30%	7.65%	8.69%
Class A	3/31/2010	20.74%	5.97%	7.30%	8.35%
Class L	3/31/2010	20.02%	5.38%	6.72%	7.78%
Class C	4/30/2015	19.83%	5.21%	N/A	5.95%†
Class R6	9/13/2013	21.11%	6.37%	7.70%	8.56%
Class IR	6/15/2018	21.09%	6.38%	N/A	1.14%
International Resilience
Class I	7/29/2022	16.54%	N/A	N/A	9.46%
Class A	7/29/2022	16.06%	N/A	N/A	9.07%
Class C	7/29/2022	15.33%	N/A	N/A	8.27%
Class R6	7/29/2022	16.60%	N/A	N/A	9.50%
Multi-Asset Real Return
Class I	6/18/2018	5.41%	9.54%	N/A	7.22%
Class A	6/18/2018	5.09%	9.16%	N/A	6.84%
Class C	6/18/2018	4.25%	8.33%	N/A	6.04%
Class R6	6/18/2018	5.46%	9.58%	N/A	7.26%

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Next Gen Emerging Markets
Class I***	8/25/2008	6.65%	-0.30%	-1.29%	-0.42%
Class A	9/14/2012	6.28%	-0.67%	-1.63%	1.52%
Class L	9/14/2012	5.78%	-1.16%	-2.18%	0.96%
Class C	4/30/2015	5.54%	-1.40%	N/A	-3.18%†
Class R6	2/27/2015	6.68%	-0.20%	N/A	-1.76%
Passport Overseas Equity
Class I	1/17/1992	12.52%	7.60%	3.40%	5.56%
Class A	1/2/1996	12.15%	7.28%	3.07%	4.87%
Class L	6/14/2012	11.51%	6.70%	2.52%	5.39%
Class C	4/30/2015	11.27%	6.43%	N/A	2.54%†
Class R6	10/31/2019	12.56%	N/A	N/A	5.83%
Class IR	10/31/2019	12.49%	N/A	N/A	5.80%
Permanence
Class I	3/31/2020	26.44%	N/A	N/A	17.38%
Class A	3/31/2020	26.11%	N/A	N/A	16.99%
Class C	3/31/2020	25.15%	N/A	N/A	16.08%
Class R6	3/31/2020	26.51%	N/A	N/A	17.44%
U.S Focus Real Estate
Class I	9/30/2021	13.30%	N/A	N/A	-2.68%
Class A	9/30/2021	12.89%	N/A	N/A	-3.03%
Class C	9/30/2021	12.04%	N/A	N/A	-3.77%
Class R6	9/30/2021	13.35%	N/A	N/A	-2.64%
U.S. Real Estate
Class I	2/24/1995	14.69%	2.62%	4.39%	9.50%
Class A	1/2/1996	14.46%	2.30%	4.07%	8.72%
Class L	11/11/2011	13.75%	1.76%	3.52%	4.36%
Class C	4/30/2015	13.51%	1.50%	N/A	0.97%†
Class R6	9/13/2013	14.77%	2.70%	4.47%	4.37%
Class IR	6/15/2018	14.77%	2.70%	N/A	1.35%
US Core
Class I	5/27/2016	18.06%	16.69%	N/A	12.37%
Class A	5/27/2016	17.71%	16.36%	N/A	12.00%
Class C	5/27/2016	16.77%	15.45%	N/A	11.15%
Class R6	5/27/2016	18.05%	16.76%	N/A	12.41%
Vitality
Class I	12/31/2021	9.25%	N/A	N/A	-18.93%
Class A	12/31/2021	8.90%	N/A	N/A	-19.20%
Class C	12/31/2021	8.03%	N/A	N/A	-19.79%
Class R6	12/31/2021	9.42%	N/A	N/A	-18.84%
*	Performance shown for each Fund’s Class I and Class L shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I, Class A, and Class C shares, respectively, of the applicable Predecessor Fund.
**	Performance shown for the Fund’s Class I, Class A and Class R6 shares reflects the performance of the limited partnership interests of the Private Fund (the Predecessor Fund) for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.
***	Performance shown for the Fund’s Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.
†	Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

The average annual compounded rates of return, inclusive of a maximum sales charge of 5.25% for all Funds listed below of the Class A shares of the Funds for the 1-, 5- and 10-year periods ended December 31, 2023  are as follows:

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Advantage
Class A	5/21/2010	38.25%	5.57%	8.18%	11.55%
American Resilience
Class A	7/29/2022	12.89%	N/A	N/A	3.61%
Asia Opportunity
Class A	12/29/2015	-12.04%	3.53%	N/A	7.47%
Counterpoint Global
Class A	6/29/2018	40.59%	9.18%	N/A	5.29%
Developing Opportunity
Class A	2/14/2020	-0.58%	N/A	N/A	-5.27%
Emerging Markets ex China
Class A	9/30/2022	14.77%	N/A	N/A	19.42%
Emerging Markets
Class A	1/2/1996	5.87%	2.11%	1.09%	5.25%
Emerging Markets Leaders
Class A†	6/30/2011	5.98%	7.39%	3.64%	3.86%
Global Concentrated
Class A	5/27/2016	11.88%	10.72%	N/A	7.76%
Global Core
Class A	5/27/2016	11.47%	10.58%	N/A	7.22%
Global Endurance
Class A	12/31/2018	63.02%	10.21%	N/A	10.21%
Global Focus Real Estate
Class A	7/30/2021	5.82%	N/A	N/A	-8.37%
Global Franchise
Class A	11/28/2001	10.08%	10.03%	8.81%	10.35%
Global Infrastructure
Class A	9/20/2010	-1.67%	5.14%	4.19%	7.27%
Global Insight
Class A	12/28/2010	42.62%	5.56%	6.07%	8.42%
Global Opportunity
Class A	5/21/2010	41.47%	11.51%	12.04%	14.18%
Global Permanence
Class A	4/30/2019	14.12%	N/A	N/A	8.45%
Global Real Estate
Class A	8/30/2006	6.30%	-0.47%	1.30%	1.82%
Global Stars
Class A	8/30/2013	14.82%	9.95%	8.20%	9.18%
Growth
Class A	1/2/1996	42.01%	8.25%	10.25%	9.61%
Inception
Class A	1/2/1996	46.00%	14.20%	6.65%	9.95%
International Advantage
Class A	12/28/2010	11.85%	7.14%	8.24%	8.68%
International Equity
Class A	1/2/1996	10.27%	5.56%	2.52%	6.42%
International Opportunity
Class A	3/31/2010	14.42%	4.83%	6.72%	7.93%

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
International Resilience
Class A	7/29/2022	9.97%	N/A	N/A	5.04%
Multi-Asset Real Return
Class A	6/18/2018	-0.44%	7.99%	N/A	5.81%
Next Gen Emerging Markets
Class A	9/14/2012	0.71%	-1.74%	-2.16%	1.04%
Passport Overseas Equity
Class A	1/2/1996	6.29%	6.13%	2.51%	4.66%
Permanence
Class A	3/31/2020	19.53%	N/A	N/A	15.33%
U.S Focus Real Estate
Class A	9/30/2021	6.95%	N/A	N/A	-5.31%
U.S. Real Estate
Class A	1/2/1996	8.42%	1.19%	3.51%	8.51%
US Core
Class A	5/27/2016	11.56%	15.11%	N/A	11.21%
Vitality
Class A	12/31/2021	3.25%	N/A	N/A	-21.34%
†	Performance shown for the Fund’s Class A shares reflects the performance of the limited partnership interests of the Private Fund (the Predecessor Fund) for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.
The average annual compounded rates of return, inclusive of a deferred sales charge of 1.00% for all Funds listed below of the Class C shares of the Fund for the 1-, 5- and 10-year periods ended December 31, 2023  are as follows:

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Advantage
Class C	4/30/2015	43.64%	5.94%	N/A	7.71%†
American Resilience
Class C	7/29/2022	17.21%	N/A	N/A	6.79%
Asia Opportunity
Class C	12/29/2015	-8.74%	3.90%	N/A	7.39%†
Counterpoint Global
Class C	6/29/2018	46.46%	9.52%	N/A	5.50%
Developing Opportunity
Class C	2/14/2020	3.15%	N/A	N/A	-4.72%
Emerging Markets ex China
Class C	9/30/2022	19.22%	N/A	N/A	23.73%
Emerging Markets
Class C	4/30/2015	9.93%	2.43%	N/A	0.77%†
Emerging Markets Leaders
Class C	4/30/2015	10.01%	7.74%	N/A	4.01%†
Global Concentrated
Class C	5/27/2016	16.21%	11.09%	N/A	7.73%
Global Core
Class C	5/27/2016	15.68%	10.93%	N/A	7.17%
Global Endurance
Class C	12/31/2018	69.62%	10.59%	N/A	10.59%
Global Focus Real Estate
Class C	7/30/2021	9.91%	N/A	N/A	-7.00%

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Franchise
Class C	9/30/2015	14.29%	10.40%	N/A	9.99%†
Global Infrastructure
Class C	4/30/2015	1.95%	5.37%	N/A	2.58%†
Global Insight
Class C	4/30/2015	48.15%	5.89%	N/A	6.17%†
Global Opportunity
Class C	4/30/2015	47.23%	11.92%	N/A	11.45%†
Global Permanence
Class C	4/30/2019	18.56%	N/A	N/A	8.88%
Global Real Estate
Class C	4/30/2015	10.57%	-0.21%	N/A	-0.47%†
Global Stars
Class C	4/30/2015	19.35%	10.32%	N/A	8.59%†
Growth
Class C	4/30/2015	47.74%	8.62%	N/A	10.08%†
Inception
Class C	5/31/2017	51.94%	14.53%	N/A	11.43%
International Advantage
Class C	4/30/2015	16.20%	7.53%	N/A	7.78%†
International Equity
Class C	4/30/2015	14.56%	5.82%	N/A	2.47%†
International Opportunity
Class C	4/30/2015	18.83%	5.21%	N/A	5.95%†
International Resilience
Class C	7/29/2022	14.33%	N/A	N/A	8.27%
Multi-Asset Real Return
Class C	6/18/2018	3.25%	8.33%	N/A	6.04%
Next Gen Emerging Markets
Class C	4/30/2015	4.54%	-1.40%	N/A	-3.18%†
Passport Overseas Equity
Class C	4/30/2015	10.27%	6.43%	N/A	2.54%†
Permanence
Class C	3/31/2020	24.15%	N/A	N/A	16.08%
U.S Focus Real Estate
Class C	9/30/2021	11.04%	N/A	N/A	-3.77%
U.S. Real Estate
Class C	4/30/2015	12.51%	1.50%	N/A	0.97%†
US Core
Class C	5/27/2016	15.77%	15.45%	N/A	11.15%
Vitality
Class C	12/31/2021	7.03%	N/A	N/A	-19.79%
†	Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Class I Shares of the Funds for the 1-, 5- and 10- year periods ended December 31, 2023 are as follows:

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Advantage*
Class I	6/30/2008	46.28%	4.38%	7.03%	8.62%
American Resilence
Class I	7/29/2022	19.18%	N/A	N/A	7.73%
Asia Opportunity
Class I	12/29/2015	-6.64%	4.91%	N/A	8.30%
Counterpoint Global
Class I	6/29/2018	49.06%	9.09%	N/A	5.13%
Developing Opportunity
Class I	2/14/2020	5.36%	N/A	N/A	-3.67%
Emerging Markets ex China
Class I	9/30/2022	19.39%	N/A	N/A	23.33%
Emerging Markets
Class I	9/25/1992	11.58%	2.34%	1.20%	5.70%
Emerging Markets Leaders**
Class I	6/30/2011	12.17%	8.49%	4.30%	4.40%
Global Concentrated
Class I	5/27/2016	18.20%	11.94%	N/A	8.63%
Global Core
Class I	5/27/2016	17.77%	11.85%	N/A	8.09%
Global Endurance
Class I	12/31/2018	71.63%	11.17%	N/A	11.17%
Global Focus Real Estate
Class I	7/30/2021	10.92%	N/A	N/A	-6.75%
Global Franchise
Class I	11/28/2001	15.88%	10.75%	8.62%	9.96%
Global Infrastructure
Class I	9/20/2010	3.43%	4.85%	3.42%	6.48%
Global Insight
Class I	12/28/2010	50.84%	4.51%	4.96%	7.32%
Global Opportunity*
Class I	5/30/2008	48.95%	11.59%	11.86%	10.88%
Global Permanence
Class I	4/30/2019	19.47%	N/A	N/A	8.77%
Global Real Estate
Class I	8/30/2006	10.48%	-4.06%	-1.15%	0.14%
Global Stars
Class I	8/30/2013	21.56%	11.11%	8.19%	9.18%
Growth
Class I	4/2/1991	50.25%	6.80%	8.33%	8.85%
Inception
Class I	11/1/1989	54.44%	12.34%	3.93%	8.24%
International Advantage
Class I	12/28/2010	18.53%	8.37%	8.43%	8.74%
International Equity
Class I	8/4/1989	15.81%	5.53%	2.21%	6.22%
International Opportunity
Class I	3/31/2010	21.31%	5.78%	7.22%	8.24%

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
International Resilence
Class I	7/29/2022	16.12%	N/A	N/A	9.18%
Multi-Asset Real Return
Class I	6/18/2018	3.39%	7.51%	N/A	5.23%
Next Gen Emerging Markets**
Class I	8/25/2008	6.76%	-0.41%	-1.43%	-0.57%
Passport Overseas Equity
Class I	1/17/1992	11.78%	7.02%	2.93%	4.47%
Permanence
Class I	3/31/2020	23.08%	N/A	N/A	14.10%
U.S. Focus Real Estate
Class I	9/30/2021	12.35%	N/A	N/A	-3.47%
U.S. Real Estate
Class I	2/24/1995	13.55%	0.39%	1.35%	6.75%
US Core
Class I	5/27/2016	17.97%	16.57%	N/A	12.18%
Vitality
Class I	12/31/2021	9.25%	N/A	N/A	-19.40%
The average annual compounded rates of return (after taxes on distributions and redemptions) (unless otherwise noted) for the Class I shares of the Funds for the 1-, 5- and 10-year periods ended December 31, 2023  are as follows:

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Advantage*
Class I	6/30/2008	27.40%	5.49%	7.22%	8.42%
American Resilence
Class I	7/29/2022	11.82%	N/A	N/A	6.09%
Asia Opportunity
Class I	12/29/2015	-3.76%	3.97%	N/A	6.86%
Counterpoint Global
Class I	6/29/2018	29.04%	8.32%	N/A	5.00%
Developing Opportunity
Class I	2/14/2020	3.17%	N/A	N/A	-2.76%
Emerging Markets ex China
Class I	9/30/2022	13.56%	N/A	N/A	18.87%
Emerging Markets
Class I	9/25/1992	7.73%	2.96%	1.69%	5.65%
Emerging Markets Leaders**
Class I	6/30/2011	7.20%	7.03%	3.62%	3.70%
Global Concentrated
Class I	5/27/2016	11.06%	9.80%	N/A	7.15%
Global Core
Class I	5/27/2016	10.77%	9.73%	N/A	6.70%
Global Endurance
Class I	12/31/2018	43.30%	9.48%	N/A	9.48%
Global Focus Real Estate
Class I	7/30/2021	7.16%	N/A	N/A	-4.81%
Global Franchise
Class I	11/28/2001	10.10%	9.09%	7.66%	9.28%
Global Infrastructure
Class I	9/20/2010	3.06%	5.12%	3.83%	6.43%

Fund	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Insight
Class I	12/28/2010	30.10%	6.09%	5.71%	7.63%
Global Opportunity*
Class I	5/30/2008	29.95%	10.21%	10.57%	9.90%
Global Permanence
Class I	4/30/2019	13.40%	N/A	N/A	7.88%
Global Real Estate
Class I	8/30/2006	7.67%	-0.68%	0.78%	1.26%
Global Stars
Class I	8/30/2013	12.94%	9.16%	7.21%	8.08%
Growth
Class I	4/2/1991	29.75%	7.97%	8.81%	8.77%
Inception
Class I	11/1/1989	32.23%	12.14%	4.85%	8.30%
International Advantage
Class I	12/28/2010	11.05%	6.84%	7.27%	7.66%
International Equity
Class I	8/4/1989	10.93%	5.53%	2.62%	6.28%
International Opportunity
Class I	3/31/2010	12.70%	4.95%	6.19%	7.21%
International Resilence
Class I	7/29/2022	10.34%	N/A	N/A	7.33%
Multi-Asset Real Return
Class I	6/18/2018	3.17%	6.77%	N/A	4.90%
Next Gen Emerging Markets***
Class I	8/25/2008	4.63%	-0.12%	-0.83%	-0.20%
Passport Overseas Equity
Class I	1/17/1992	8.19%	6.16%	2.75%	4.29%
Permanence
Class I	3/31/2020	17.08%	N/A	N/A	12.91%
U.S. Focus Real Estate
Class I	9/30/2021	7.82%	N/A	N/A	-2.37%
U.S. Real Estate
Class I	2/24/1995	8.64%	1.28%	2.84%	7.23%
U.S. Core
Class I	5/27/2016	10.76%	13.51%	N/A	10.09%
Vitality
Class I	12/31/2021	5.47%	N/A	N/A	-14.23%
*	Performance shown for each Fund’s Class I shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I shares of the applicable Predecessor Fund.
**	Performance shown for the Fund’s Class I shares reflects the performance of the limited partnership interests of the Private Fund (the Predecessor Fund) for periods prior to January 6, 2015, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.
***	Performance shown for the Fund’s Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.

Calculation of Yield
The current yields for the 30-day period ended December 31, 2023 were as follows:

Fund	Class I	Class A	Class L	Class C	Class R6	Class IR
Global Real Estate	2.65%	2.25%[1]	1.82%	1.67%	2.68%	2.68%
Multi-Asset Real Return	2.42%	1.88%[1]	N/A	1.22%	2.37%	N/A
U.S. Real Estate	2.78%	2.37%[1]	2.00%	1.68%	2.80%	2.86%
1	The yield as of December 31, 2023 of Class A shares has been restated to reflect the current maximum initial sales charge of 5.25%.
POTENTIAL CONFLICTS OF INTEREST
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley Funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts”, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the Adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the Eaton Vance Investment Accounts whether or not specifically identified.
Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the Adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The Adviser may restrict its investment decisions and activities on behalf of the Fund in various circumstances, including because of applicable regulatory requirements or information held by the Adviser or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Fund. In instances where trading of an investment is restricted, the Adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in a Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the Adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the Adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the Adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the Adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.

Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and generally will not manage the Fund with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Fund in a manner that may be adverse to a Fund, and will not have any obligation or other duty to share information with the Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the Adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. The Adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply internally within the Adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for a Fund, including if a Fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser. Each client of the Adviser that is subject to the allocation policies and procedures, including  each Fund, is assigned an investment team and portfolio manager(s) by the Adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Funds, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with  a Fund.

In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the Adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the Adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the Adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the Adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by Eaton Vance.
The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.
The Adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The Adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the Adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the Adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the Adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the Adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the Adviser in the allocation of management time, resources and investment opportunities. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the Adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The Adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the Adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by Eaton Vance.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the Adviser. The Morgan Stanley and affiliate trading desks may compete against the Adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other MS Investment Accounts (the “MS Investment Department”) may be different from the entities and individuals that provide investment-related services to Eaton Vance Investment Accounts (the “Eaton Vance Investment Department” and, together with the MS Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, an Eaton Vance Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the Eaton Vance Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such Affiliated Investment Account. The MS Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the Eaton Vance Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the MS Investment Department. Although the MS Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the MS Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the Eaton Vance Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.
In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.
Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with a Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan

Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the Adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser’s or a Fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on a Fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.
Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the Adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the Adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the Adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of a Fund’s investment (which will reduce the net return realized by a Fund).
Transactions with Affiliates. The Adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the Adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
FINANCIAL STATEMENTS
The American Resilience Portfolio, Global Franchise Portfolio, Global Stars Portfolio, International Equity Portfolio and International Resilience Portfolio’s audited financial statements for the fiscal year ended December 31, 2023, including notes thereto, and the reports of Ernst & Young LLP, the independent registered public accounting firm, are herein incorporated by reference to the Annual Reports to Shareholders. A copy of the Annual Reports to Shareholders must accompany the delivery of this SAI.

APPENDIX A — MORGAN STANLEY INVESTMENT MANAGEMENT EQUITY PROXY VOTING POLICY AND PROCEDURES
I. GENERAL PROXY VOTING GUIDELINES
Morgan Stanley Investment Management (“MSIM”) and its affiliates1 will vote proxies in a prudent and diligent manner and in the best interests of clients in accordance with their fiduciary duties, including beneficiaries of and participants in a client’s benefit plan(s) for which MSIM manages assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy.2
MSIM has a decentralized approach towards investment management, consisting of independent investment teams. Accordingly, this Policy serves as guidance for  MSIM investment teams addressing a broad range of issues, and general voting parameters on proposals that arise most frequently.
MSIM investment teams endeavor to integrate this Policy with their investment goals and client expectations, using their vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
As such,  MSIM investment teams seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different vehicles/products and clients have varying economic interests and / or priorities reflected in their mandates with respect to the outcome of a particular voting matter.
Voting Proxies for Certain Non-U.S. Companies
Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. Institutional Shareholder Services (“ISS”) has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending
MS Funds or any other investment vehicle sponsored, managed or advised by an  MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by an MSIM affiliate) is not entitled to vote the lent shares at the company meeting.
However, in certain circumstances a portfolio manager may seek to recall shares for the purposes of voting. In this event, the handling of such recall requests would be on a best efforts basis.
1	The MSIM entities covered by this Equity Proxy Voting Policy and Procedures (the “Policy”) currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, Morgan Stanley Eaton Vance CLO CM LLC and FundLogic SAS (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
2	This Policy does not apply to MSIM’s authority to exercise certain decision-making rights associated with investments in loans and other fixed-income instruments (collectively, “Fixed Income Instruments”). Instead, MSIM’s Policy for Exercising Consents Related to Fixed Income Instruments applies to MSIM’s exercise of discretionary authority or other investment management services, to the extent MSIM has been granted authority to exercise consents for an account with respect to any Fixed Income Instruments held therein.
A. Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:

■	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

■	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

■
Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
MSIM is supportive of the use of technology to conduct virtual shareholder meetings in parallel with physical meetings, for increased investor participation. However, adoption of a ‘virtual-only’ approach would restrict meaningful exchange between the company and shareholders. Therefore, MSIM is generally not supportive of proposals seeking authority to conduct virtual-only shareholder meetings.
B. Board of Directors.

1	Election of Directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other matters we believe could be financially material.

b	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm, however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

f	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than four public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given the level of time commitment required in their primary job.

k	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2	Discharge of Directors’ Duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3	Board Independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4	Board Diversity: We believe that board diversity is a potentially financially material issue. As such we generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account. We will also consider not supporting the re-election of the nomination committee and/or chair (or other resolutions when the nomination chair is not up for re- election) where we perceive limited progress in gender diversity, with the expectation where feasible and with consideration of any idiosyncrasies of individual markets, that female directors represent not less than a third of the board, unless there is evidence that the company has made significant progress in this area. In markets where information on director ethnicity is available, and it is legal to obtain it, and where it is relevant, we will generally also consider not supporting the re-election of the nomination committee chair (or other resolutions when the nomination chair is not up for re-election) if the board lacks ethnic diversity and has not outlined a credible diversity strategy.

5	Majority Voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6	Proxy Access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7	Reimbursement for Dissident Nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8	Proposals to Elect Directors More Frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States, we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9	Cumulative Voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10	Separation of Chairman and CEO Positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11	Director Retirement Age and Term Limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12	Proposals to Limit Directors’ Liability and/or Broaden Indemnification of Officers and Directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards.
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate Transactions and Proxy Fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each  fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E. Changes in Capital Structure.

1	We generally support the following:

■	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

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U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

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U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

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Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

■	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

■	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

■	Management proposals to effect stock splits.

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Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

■	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2	We generally oppose the following (notwithstanding management support):

■	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

■
Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to preemptive rights if the authority is limited.

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Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

■	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.

1	Shareholder Rights Plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2	Supermajority Voting Requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3	Shareholders Right to Call a Special Meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4	Written Consent Rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6	Anti-greenmail Provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7	Bundled Proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors.
We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H. Executive and Director Remuneration.

1	We generally support the following:

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Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

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Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

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Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

■	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. Relevant social and environmental issues, including principal adverse sustainability impacts, may influence long-term risk and return. Consequently, investment teams may consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the extent to which they believe the social and environmental issues identified in the proposal could impact shareholder value. In reviewing proposals on such issues, investment teams may consider the financial materiality, including the company’s exposure to the risk or opportunity, the management of such issues and a company’s current disclosures. In assessing and prioritizing proposals, we carefully reflect on the potential financial materiality of the issues as well as the sector and geography in which the company operates. We also consider the explanation companies provide where they may depart from best practice to assess the adequacy and appropriateness of measures that are in place. Investment teams may seek to balance concerns on reputational, operational, litigation and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. Investment teams may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and may oppose proposals that intrude excessively on management prerogatives and/or board discretion. Investment teams may generally vote against proposals requesting reports or actions they believe are duplicative, related to matters not considered by the investment team to be financially material to the business, or that would impose unnecessary or excessive costs. We consider proposals on these sustainability risks, opportunities and impacts on a case-by-case basis but generally support proposals that seek to enhance useful disclosure. We focus on understanding the company’s business and commercial context and recognise that there is no one size fits all that can apply to all companies.
Environmental Issues
We generally support proposals that, if implemented, would enhance useful disclosure on climate, biodiversity, and other environmental risks, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures) for companies for which such issues may be financially material. We also generally support proposals that aim to ensure companies communicate credibly on their commitments to manage reputational risks. As such, we generally support proposals that aim to encourage companies to use independently verified Science Based Targets to ensure emissions are in line with the Paris Agreement on Climate Change, which should ultimately help companies who seek to  manage long-term climate-related risks  do so in a way that remains credible. We generally will support reasonable proposals to reduce negative environmental impacts and ameliorate a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas. We generally will also support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.
Social Issues
We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors, for companies where such issues could be considered by the investment teams as financially material. We consider proposals on other social issues on a case-by-case basis but generally support proposals that:

■
Seek to enhance useful disclosure or improvements on material issues such as human rights risks, supply chain management, workplace safety, human capital management and pay equity in line with local rules.

■	Encourage policies to eliminate gender-based violence and other forms of harassment from the workplace.

■	Seek disclosure of relevant diversity policies and meaningful workforce diversity data, including EEO-1 data.

We consider proposals on other social issues on a case-by-case basis but generally support proposals that: Seek to enhance transparency through disclosures on supply chain management, particularly in cases where this is a financially material risk.
We may consider withholding support where we have material concerns in relation to a company’s involvement/remediation of a breach of global conventions such as UN Global Compact Principles on Human Rights, Labour Standards, Environment and Business Malpractice.
J. Funds of Funds. Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
Voting Conditions Triggered Under Rule 12d1-4
Rule 12d1-4 sets forth the conditions under which a registered fund (“acquiring fund”) may invest in excess of the statutory limits of Section 12(d)(1) of the 1940 Act (for example by owning more than 3% of the total outstanding voting stock) in another registered fund (“acquired fund”). In the event that a Morgan Stanley “acquiring fund” invests in an “acquired fund” in reliance on Rule 12d1-4 under the 1940 Act, and the MS Fund and its “advisory group” (as defined in Rule 12d1-4) hold more than (i) 25% of the total outstanding voting stock of a particular open-end fund (including ETFs) or (ii) 10% of the total outstanding voting stock of a particular closed-end fund, the Morgan Stanley “acquiring fund” and its “advisory group” will be required to vote all shares of the open- or closed-end fund held by the fund and its “advisory group” in the same proportion as the votes of the other shareholders of the open- or closed-end fund.
Because MSIM and Eaton Vance are generally considered part of the same “advisory group,” an Eaton Vance “acquiring fund” that is required to comply with the voting conditions set forth in Rule 12d1-4 could potentially implicate voting conditions for a MS Fund invested in the same open- or closed-end fund as the Eaton Vance “acquiring fund.” The Committee will be notified by Compliance if the conditions are triggered for a particular open- or closed-end fund holding in an MS Fund. In the event that the voting conditions in Rule 12d1-4 are triggered, please refer to the Morgan Stanley Funds Fund of Funds Investment Policy for specific information on Rule 12d1-4 voting requirements and exceptions.
II. ADMINISTRATION OF THE POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets as well as their understanding of their clients’ objectives, portfolio managers and other members of investment staff play a key role in proxy voting, individual investment teams are responsible for determining decisions on proxy votes and may, where relevant, consult the GST. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms, third-party proxy engagements and other research providers used in the proxy voting process. As noted below, certain ETFs will follow Calvert’s Proxy Voting Policy and Procedures, which is administered by Calvert’s Proxy Voting and Engagement Department and overseen by Calvert’s Proxy Voting and Engagement Committee. The GST periodically monitors Calvert’s proxy voting with respect to securities held by the ETFs.
The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee may periodically review and may amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard following consultation and approval from the investment teams.
GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests or investment guidelines of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. The Committee will review developing issues, as appropriate, as requested by the GST.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.
A potential material conflict of interest could exist in the following situations, among others:

1	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.

3	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4	One of Morgan Stanley’s independent directors or one of MS Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MS Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.
Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis.
In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.
D. Retention and Oversight of Proxy Advisory Firms
ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.
To facilitate proxy voting  MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer’s proxy statement. Although we are aware of the voting recommendations included in the Research Providers’ company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider’s research. MSIM votes all proxies based on its own proxy voting policies, consultation with the investment teams, and in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.
As part of  MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
III.  RECORDKEEPING
Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.
Retention and Oversight of Outsourced Proxy Voting
Certain  MSIM exchange-traded funds (“ETFs”) will follow Calvert Research and Management’s (“Calvert”) Proxy Voting Policies and Procedures and the Global Proxy Voting Guidelines set forth in Appendix A of the Calvert Proxy Voting Policies and Procedures.  MSIM’s oversight of Calvert’s proxy voting engagement is ongoing pursuant to the 40 Act Fund Service Provider and Vendor Oversight Policy.
Policy Statement
The Policy, with respect to securities held in the accounts of clients applies to those  MSIM entities that provide discretionary investment management services and for which an  MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and  MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
Each  MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage,  acquire and dispose of account assets.
− With respect to the  U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.
− For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.
− For separately managed accounts (including  ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an  MSIM Affiliate has the authority to vote proxies on behalf of  ERISA and ERISA equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

− In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an  MSIM Affiliate with a statement of proxy voting policy. The  MSIM Affiliate will comply with the client’s policy.
− Certain ETFs will follow  Calvert’s Global Proxy Voting Guidelines set forth in Appendix A of Calvert’s Proxy Voting Policies and Procedures and the proxy voting guidelines discussed below do not apply to such ETFs. See Appendix A of  Calvert’s Proxy Voting Policies and Procedures for a general discussion of the proxy voting guidelines to which these ETFs will be subject.
An  MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.
In addition to voting proxies of portfolio companies,  MSIM routinely engages with, or, in some cases, may engage a third party to engage with, the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality.  MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure.  MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the  MSIM Affiliate will comply with the client’s policy.

APPENDIX A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B — DESCRIPTION OF RATINGS
Standard & Poor’s Ratings Services
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
I. S&P’s Long-Term Issue Credit Ratings
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C:  An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D:  An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR:  Indicates that a rating has not been assigned or is no longer assigned.
Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
II. S&P’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: Indicates that a rating has not been assigned or is no longer assigned.
III. Municipal Short-Term Note Ratings
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action anywhere default on an obligation is a virtual certainty, for example, due to automatic stay provisions.
Moody’s Investors, Inc.
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
I. Moody’s Global Long-Term Rating Scale
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
II. Moody’s Global Short-Term Rating Scale
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch Ratings Inc.
Fitch Ratings’ credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
I. Fitch’s Long-Term Issuer Credit Rating Scale
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C:  Near default.  A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; c. the formal announcement by the issuer or their agent of a distressed debt exchange; d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default.  ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c. has not otherwise ceased operating. This would include: i. the selective payment default on a specific class or currency of debt; ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’  ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
Imminent default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
II. Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structure Finance
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Note:  The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories.  For the short-term rating category of ‘F1’, a ‘+’ may be appended.

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MORGAN STANLEY INSTITUTIONAL FUND, INC.

PART C

OTHER INFORMATION

ITEM 28. Exhibits

(a) (1)	Articles of Amendment and Restatement, dated September 20, 1995, are incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on October 13, 1995.

(2)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (reclassifying shares), dated December 18, 1995, are incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(3)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Technology Portfolio), dated May 2, 1996, are incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(4)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Equity Plus Portfolio), dated May 21, 1997, are incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(5)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding European Real Estate and Asian Real Estate Portfolios), dated June 10, 1997, are incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(6)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class B shares to the Money Market Portfolio), dated December 16, 1997, are incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(7)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active Country Allocation Portfolio name changed to Active International Portfolio), dated July 17, 1998, are incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(8)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active International Portfolio name changed to Active International Allocation Portfolio), dated August 6, 1998, are incorporated herein by reference to Exhibit (a)(8) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(9)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Dean Witter Institutional Fund, Inc.), dated November 20, 1998, are incorporated herein by reference to Exhibit (a)(9) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(10)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Aggressive Equity Portfolio name changed to Focus Equity Portfolio and Emerging Growth Portfolio name changed to Small Company Growth Portfolio), dated September 24, 1999, are incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on May 1, 2000.

(11)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Institutional Fund, Inc., Global Equity Portfolio name changed to Global Value Equity Portfolio, European Equity Portfolio named changed to European Value Equity Portfolio and Japanese Equity Portfolio name changed to Japanese Value Equity Portfolio), dated April 23, 2001, are incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on April 30, 2001.

(12)	Articles of Amendment to the Amended and Restated Articles of Incorporation (Fixed Income Portfolio name changed to Fixed Income III Portfolio, High Yield Portfolio name changed to High Yield II Portfolio and Global Fixed Income Portfolio name changed to Global Fixed Income II Portfolio), dated July 23, 2001, are incorporated herein by reference to Exhibit (a)(12) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(13)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Global Franchise Portfolio), dated October 18, 2001, are incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on November 26, 2001.

(14)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating Small Cap Value Equity Portfolio, Balanced Portfolio, Fixed Income Portfolio, High Yield Portfolio and Global Fixed Income Portfolio and adding Large Cap Relative Value Portfolio), dated June 6, 2003, are incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on June 6, 2003.

(15)	Certificate of Correction to the Articles Supplementary, dated March 21, 2005, is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on July 18, 2007.

(16)	Certificate of Correction to the Articles Supplementary, dated April 26, 2005, is incorporated herein by reference to Exhibit (a)(14) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(17)	Certificate of Correction to the Articles Supplementary, dated April 26, 2005, is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(18)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the Asian Equity, Asian Real Estate, European Value Equity, Japanese Value Equity, Latin American and Technology Portfolios), dated April 26, 2005, are incorporated herein by reference to Exhibit (a)(16) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(19)	Articles of Amendment to the Articles of Amendment and Restatement (Large Cap Relative Value Portfolio name changed to Large Cap Value Portfolio and Value Equity Portfolio name changed to Large Cap Relative Value Portfolio), dated August 25, 2005, are incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(20)	Articles of Amendment to the Articles of Amendment and Restatement (European Real Estate Portfolio name changed to International Real Estate Portfolio), dated August 25, 2005, are incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(21)	Certificate of Correction to the Articles Supplementary, dated September 20, 2005, is incorporated herein by reference to Exhibit (a)(19) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(22)	Certificate of Correction to the Articles Supplementary, dated September 20, 2005, is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(23)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Value Equity Portfolio to the Large Cap Relative Value Portfolio and the Equity Growth Portfolio to the U.S. Large Cap Growth Portfolio), dated September 20, 2005, are incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(24)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Equity Portfolio), dated November 15, 2005, are incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(25)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (effecting a reverse stock split of the Emerging Markets Debt Portfolio), dated February 24, 2006, are incorporated herein by reference to Exhibit (a)(24) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(26)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), dated February 6, 2006, are incorporated herein by reference to Exhibit (a)(25) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(27)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Real Estate Portfolio), dated April 25, 2006, are incorporated herein by reference to Exhibit (a)(26) to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on May 3, 2006.

(28)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Municipal Money Market Portfolio and Money Market Portfolio), dated August 24, 2006, are incorporated herein by reference to Exhibit (a)(28) to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on July 18, 2007.

(29)	Certificate of Correction to the Registrant’s Articles of Amendment, dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(27) to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(30)	Certificate of Correction to the Registrant’s Articles of Amendment, dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(28) to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(31)	Articles of Restatement, dated February 20, 2007, are incorporated herein by reference to Exhibit (a)(29) to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(32)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), dated February 21, 2007, are incorporated herein by reference to Exhibit (a)(30) to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(33)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Active Extension Portfolio), dated April 25, 2007, are incorporated herein by reference to Exhibit (a)(31) to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on July 10, 2007.

(34)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Small/Mid Cap Value Portfolio), dated September 26, 2007, are incorporated herein by reference to Exhibit (a)(34) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(35)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H shares to certain Portfolios), dated December 18, 2007, are incorporated herein by reference to Exhibit (a)(35) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(36)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement, (redesignating all Portfolios’ Class A and Class B shares as Class I and Class P shares, respectively), dated December 18, 2007, are incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(37)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Focus Equity Portfolio to the Focus Growth Portfolio and the U.S. Large Cap Growth Portfolio to the Capital Growth Portfolio), dated April 22, 2008, are incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A filed on April 28, 2008.

(38)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class L shares to certain Portfolios), dated June 3, 2008, are incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(39)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios), dated June 27, 2008, are incorporated herein by reference to Exhibit (a)(38) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(40)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Disciplined Large Cap Value Active Extension and Systematic Large Cap Core Active Extension Portfolios), dated October 13, 2008, are incorporated herein by reference to Exhibit (a)(39) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(41)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (with respect to Class P shares of International Small Cap Portfolio), dated October 14, 2008, are incorporated herein by reference to Exhibit (a)(40) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(42)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Magnum Portfolio), dated April 16, 2009, are incorporated herein by reference to Exhibit (a)(42) to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A filed on April 28, 2009.

(43)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Growth Active Extension Portfolio), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(43) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(44)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Global Value Equity Portfolio), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(44) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(45)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Advantage, Equity Growth, Global Growth and International Opportunity Portfolios), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(45) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(46)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Growth Equity, Large Cap Relative Value and U.S. Small/Mid Cap Value Portfolios), dated July 28, 2010, are incorporated herein by reference to Exhibit (a)(46) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(47)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Select Global Infrastructure Portfolio), dated July 28, 2010, are incorporated herein by reference to Exhibit (a)(47) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(48)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Equity Growth Portfolio to the Opportunity Portfolio and changing the name of the Global Growth Portfolio to the Global Opportunity Portfolio), dated October 4, 2010, are incorporated herein by reference to Exhibit (a)(48) to Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed on October 28, 2010.

(49)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Asian Equity, Global Advantage, Global Discovery and International Advantage Portfolios), dated December 8, 2010, are incorporated herein by reference to Exhibit (a)(49) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(50)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Capital Growth Portfolio to the Growth Portfolio), dated April 5, 2011, are incorporated herein by reference to Exhibit (a)(50) to Post-Effective No. 93 to the Registration Statement on Form N-1A filed on April 27, 2011.

(51)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H and Class L shares to Small Company Growth and U.S. Real Estate Portfolios), dated August 11, 2011, are incorporated herein by reference to Exhibit (a)(51) to Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on August 22, 2011.

(52)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Insight and Insight Portfolios), dated October 7, 2011, are incorporated by reference to Exhibit (a)(52) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on December 9, 2011.

(53)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Emerging Markets Debt Portfolio to the Emerging Markets Domestic Debt Portfolio), dated April 23, 2012, are incorporated by reference to Exhibit (a)(54) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(54)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H and Class L shares to Active International Allocation, Emerging Markets, Focus Growth, Global Franchise, Growth, International Equity, International Real Estate and International Small Cap Portfolios), dated April 23, 2012, are incorporated by reference to Exhibit (a)(53) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(55)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets External Debt, Multi-Asset and Total Emerging Markets Portfolios), dated May 17, 2012, are incorporated by reference to Exhibit (a)(55) to Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A filed on May 23, 2012.

(56)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Frontier Emerging Markets Portfolio), dated June 22, 2012, are incorporated by reference to Exhibit (a)(56) to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 26, 2012.

(57)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Focus Growth Portfolio), dated April 8, 2013, are incorporated herein by reference to Exhibit (a)(57) to Post-Effective Amendment No. 114 to the Registration Statement on Form N-1A filed on April 25, 2013.

(58)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Advantage, Emerging Markets, Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Opportunity, Global Real Estate, Growth, International Equity, International Opportunity, International Real Estate, Opportunity, Select Global Infrastructure, Small Company Growth and U.S. Real Estate Portfolios), dated May 16, 2013, are incorporated herein by reference to Exhibit (a)(58) to Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A filed on June 3, 2013.

(59)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Quality Portfolio), dated August 2, 2013, are incorporated herein by reference to Exhibit (a)(59) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(60)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (reclassifying Class H shares of each Portfolio (other than Global Insight, Insight and International Real Estate Portfolios) as Class P shares), dated August 13, 2013, are incorporated herein by reference to Exhibit (a)(60) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(61)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement ((i) changing the designation of Class H shares of each of the Global Insight and Insight Portfolios to Class A shares and (ii) changing the designation of Class P shares of each Portfolio (other than Global Insight, Global Quality and Insight Portfolios)) to Class A shares, dated August 13, 2013, are incorporated herein by reference to Exhibit (a)(61) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(62)	Certificate of Correction to the Registrant’s Articles of Amendment, dated September 5, 2013, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective Amendment No. 125 to the Registration Statement on Form N-1A filed on April 29, 2014.

(63)	Certificate of Correction to the Registrant’s Articles of Amendment, dated September 5, 2013, is incorporated herein by reference to Exhibit (a)(63) to Post-Effective Amendment No. 125 to the Registration Statement on Form N-1A filed on April 29, 2014.

(64)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets Leaders Portfolio), dated November 14, 2014, are incorporated herein by reference to Exhibit (a)(64) to Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A filed on November 25, 2014.

(65)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Frontier Emerging Markets Portfolio), are incorporated herein by reference to Exhibit (a)(65) to Post-Effective Amendment No. 133 to the Registration Statement on Form N-1A filed on February 13, 2015.

(66)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Total Emerging Markets Portfolio), dated March 26, 2015, are incorporated herein by reference to Exhibit (a)(66) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(67)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (changing the name of the Select Global Infrastructure Portfolio to Global Infrastructure Portfolio), dated March 27, 2015, are incorporated herein by reference to Exhibit (a)(67) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(68)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class C shares to all Portfolios), dated April 23, 2015, are incorporated herein by reference to Exhibit (a)(68) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(69)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Global Franchise and Multi-Asset Portfolios), dated May 11, 2015, are incorporated herein by reference to Exhibit (a)(69) to Post-Effective Amendment No. 138 to the Registration Statement on Form N-1A filed on May 12, 2015.

(70)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Emerging Markets External Debt Portfolio to the Emerging Markets Fixed Income Opportunities Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(70) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(71)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Emerging Markets Domestic Debt Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(71) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(72)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating International Small Cap Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(72) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(73)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets Small Cap Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(73) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(74)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Asia Opportunity Portfolio), dated November 25, 2015, are incorporated herein by reference to Exhibit (a)(74) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(75)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Opportunity Portfolio), dated March 1, 2016, are incorporated herein by reference to Exhibit (a)(75) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A filed on April 26, 2016.

(76)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Class H shares of International Real Estate Portfolio), dated March 1, 2016, are incorporated herein by reference to Exhibit (a)(76) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A filed on April 26, 2016.

(77)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Fundamental Multi-Cap Core, Global Concentrated, Global Core and US Core Portfolios), dated May 9, 2016, are incorporated herein by reference to Exhibit (a)(77) to Post-Effective Amendment No. 150 to the Registration Statement on Form N-1A filed on May 11, 2016.

(78)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating Asian Equity Portfolio), dated September 1, 2016, are incorporated herein by reference to Exhibit (a)(78) to Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed on September 29, 2016.

(79)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets Breakout Nations Portfolio), dated October 20, 2016, are incorporated herein by reference to Exhibit (a)(79) to Post-Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 13, 2016.

(80)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Frontier Emerging Markets Portfolio to the Frontier Markets Portfolio), dated March 31, 2017, are incorporated herein by reference to Exhibit (a)(80) to Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on April 28, 2017.

(81)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class T shares to all Portfolios except Fundamental Multi-Cap Core Portfolio), dated September 11, 2017, are incorporated herein by reference to Exhibit (a)(81) to Post-Effective Amendment No. 173 to the Registration Statement on Form N-1A filed on September 29, 2017.

(82)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Counterpoint Portfolio), dated November 14, 2017, are incorporated herein by reference to Exhibit (a)(82) to Post-Effective Amendment No. 180 to the Registration Statement on Form N-1A filed on December 15, 2017.

(83)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Active International Allocation, Global Advantage, Global Discovery, Global Insight, Insight and International Advantage Portfolios and Class IR shares to all Portfolios except Fundamental Multi-Cap Core Portfolio), dated March 16, 2018, are incorporated herein by reference to Exhibit (a)(83) to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on April 27, 2018.

(84)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Global Quality Portfolio to the Global Sustain Portfolio), dated March 30, 2018, are incorporated herein by reference to Exhibit (a)(84) to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on April 27, 2018.

(85)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Concentrated Real Estate and Real Assets Portfolios), dated March 30, 2018, are incorporated herein by reference to Exhibit (a)(85) to Post-Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on May 29, 2018.

(86)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Permanence Portfolio), dated August 23, 2018, are incorporated herein by reference to Exhibit (a)(86) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(87)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Global Permanence Portfolio to the Global Endurance Portfolio), dated December 4, 2018, are incorporated herein by reference to Exhibit (a)(87) to Post-Effective Amendment No. 214 to the Registration Statement on Form N-1A filed on January 29, 2019.

(88)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Permanence Portfolio), dated March 1, 2019, are incorporated herein by reference to Exhibit (a)(88) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on April 12, 2019.

(89)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Fundamental Multi-Cap Core Portfolio), dated October 9, 2018, are incorporated herein by reference to Exhibit (a)(89) to Post-Effective Amendment No. 217 to the Registration Statement on Form N-1A filed on April 30, 2019.

(90)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Small Company Growth Portfolio to the Inception Portfolio), dated February 5, 2019, are incorporated herein by reference to Exhibit (a)(90) to Post-Effective Amendment No. 217 to the Registration Statement on Form N-1A filed on April 30, 2019.

(91)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding China Equity Portfolio), dated August 13, 2019, are incorporated herein by reference to Exhibit (a)(91) to Post-Effective Amendment No. 221 to the Registration Statement on Form N-1A filed on August 28, 2019.

(92)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Developing Opportunity Portfolio), dated October 23, 2019, are incorporated herein by reference to Exhibit (a)(92) to Post-Effective Amendment No. 226 to the Registration Statement on Form N-1A filed on December 13, 2019.

(93)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Permanence Portfolio), dated January 2, 2020, are incorporated herein by reference to Exhibit (a)(93) to Post-Effective Amendment No. 230 to the Registration Statement on Form N-1A filed on March 6, 2020.

(94)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Emerging Markets Breakout Nations), dated September 16, 2020, are incorporated herein by reference to Exhibit (a)(94) to Post-Effective Amendment No. 236 to the Registration Statement on Form N-1A filed on April 6, 2021.

(95)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Real Estate and Multi-Asset Portfolios), dated September 16, 2020, are incorporated herein by reference to Exhibit (a)(95) to Post-Effective Amendment No. 236 to the Registration Statement on Form N-1A filed on April 6, 2021.

(96)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Global Advantage Portfolio to the Global Insight Portfolio), dated March 30, 2021, are incorporated herein by reference to Exhibit (a)(96) to Post-Effective Amendment No. 236 to the Registration Statement on Form N-1A filed on April 6, 2021.

(97)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Frontier Markets Portfolio to the Next Gen Emerging Markets Portfolio), dated June 29, 2021, are incorporated herein by reference to Exhibit (a)(97) to Post-Effective Amendment No. 243 to the Registration Statement on Form N-1A filed on June 30, 2021.

(98)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Focus Real Estate Portfolio), dated June 23, 2021, are incorporated herein by reference to Exhibit (a)(98) to Post-Effective Amendment No. 243 to the Registration Statement on Form N-1A filed on June 30, 2021.

(99)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Emerging Markets Small Cap Portfolio), dated August 27, 2021, are incorporated herein by reference to Exhibit (a)(99) to Post-Effective Amendment No. 247 to the Registration Statement on Form N-1A filed on August 31, 2021.

(100)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Real Assets Portfolio to the Multi-Asset Real Return Portfolio), dated August 30, 2021, are incorporated herein by reference to Exhibit (a)(100) to Post-Effective Amendment No. 247 to the Registration Statement on Form N-1A filed on August 31, 2021.

(101)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Focus Real Estate Portfolio), dated September 10, 2021, are incorporated herein by reference to Exhibit (a)(101) to Post-Effective Amendment No. 248 to the Registration Statement on Form N-1A filed on September 13, 2021.

(102)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Vitality Portfolio), dated December 21, 2021, is incorporated herein by reference to Exhibit (a)(102) to Post-Effective Amendment No. 250 to the Registration Statement on Form N-1A filed on December 21, 2021.

(103)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IR shares to Global Focus Real Estate Portfolio), dated December 21, 2021, is incorporated herein by reference to Exhibit (a)(103) to Post-Effective Amendment No. 250 to the Registration Statement on Form N-1A filed on December 21, 2021.

(104)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding American Resilience, International Resilience and Sustainable Emerging Markets Portfolios), are incorporated herein by reference to Exhibit (a)(104) to Post-Effective Amendment No. 255 to the Registration Statement on Form N-1A filed on July 13, 2022.

(105)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating Emerging Markets Fixed Income Opportunities Portfolio), dated October 5, 2022, is incorporated by reference to Exhibit (a)(105) of Post-Effective Amendment No. 257 to the Registration Statement on Form N-1A, as filed on April 28, 2023.

(106)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (eliminating China Equity Portfolio), dated November 1, 2022, is incorporated by reference to Exhibit (a)(106) of Post-Effective Amendment No. 257 to the Registration Statement on Form N-1A, as filed on April 28, 2023.

(107)	Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Active International Allocation Portfolio to the Passport Overseas Equity Portfolio), dated April 21, 2023, are incorporated by reference to Exhibit (a)(107) of Post-Effective Amendment No. 259 to the Registration Statement on Form N-1A, as filed on March 1, 2024.

(108)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Sustainable Emerging Markets Portfolio to the Emerging Markets ex China Portfolio), dated April 21, 2023, are incorporated by reference to Exhibit (a)(108) of Post-Effective Amendment No. 259 to the Registration Statement on Form N-1A, as filed on March 1, 2024.

(109)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Global Sustain Portfolio to the Global Stars Portfolio), dated June 5, 2024, are incorporated herein by reference to Exhibit (a)(109) to Post-Effective Amendment No. 262 to the Registration Statement on Form N-1A filed on June 27, 2024.

(b)	Amended and Restated By-Laws, dated December 2, 2021, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 251 to the Registration Statement on Form N-1A filed on April 29, 2022.

(c) (1)	Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class A shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

(2)

Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class B shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

(d) (1)	Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated June 30, 2009, is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 262 to the Registration Statement on Form N-1A filed on June 27, 2024.

(2)	Amended and Restated Sub-Advisory Agreement, dated May 30, 2013, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (relating to the American Resilience Portfolio, Global Franchise Portfolio, Global Real Estate Portfolio, Global Sustain Portfolio, International Equity Portfolio and International Resilience Portfolio), are incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 256 to the Registration Statement on Form N-1A filed on July 13, 2022.

(3)

Amended and Restated Sub-Advisory Agreement, dated June 30, 2009, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Company (relating to the Asia Opportunity Portfolio, China Equity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Emerging Markets Leaders Portfolio, Emerging Markets Portfolio, Global Opportunity Portfolio, Global Real Estate Portfolio, International Advantage Portfolio, International Opportunity Portfolio and Sustainable Emerging Markets Portfolio), is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 255 to the Registration Statement on Form N-1A filed on July 13, 2022.

(4)	Amended and Restated Sub-Advisory Agreement, dated June 30, 2009, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Company (relating to the Asia Opportunity Portfolio, China Equity Portfolio, Emerging Markets Leaders Portfolio, Emerging Markets Portfolio, Global Real Estate Portfolio, International Advantage Portfolio and Sustainable Emerging Markets Portfolio), is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 257 to the Registration Statement on Form N-1A filed on April 28, 2023.

(e)	Distribution Agreement between Registrant and Morgan Stanley Distribution, Inc. is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(f)	Not applicable.

(g)	Custodian Contract between the Registrant and State Street Bank and Trust Company, are incorporated herein by reference to Exhibit (g) to Post-Effective Amendment No. 255 to the Registration Statement on Form N-1A filed on July 13, 2022.

(h) (1)	Amended and Restated Administration Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated August 26, 2016, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on April 28, 2017.

(2)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated April 1, 2013, are incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 255 to the Registration Statement on Form N-1A filed on July 13, 2022.

(3)	Amendment to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated June 2, 2014, is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 26, 2014.

(4)	Fee Waiver Agreement between the Registrant (relating to Multi-Asset Portfolio) and Morgan Stanley Investment Management Inc., dated August 2, 2016, is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed on August 26, 2016.

(5)	Form of Appointment of Agent for Service of Process relating to Multi-Asset Cayman Portfolio, Ltd., is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed on August 26, 2016.

(6)	Amendment to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated May 23, 2017, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Active Assets Prime Trust, filed on October 27, 2017.

(7)	Addendum to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated October 5, 2017, is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Active Assets Prime Trust, filed on October 27, 2017.

(8)

Form of Appointment of Agent for Service of Process relating to Advantage Cayman Portfolio, Ltd., Asia Opportunity Cayman Portfolio, Ltd., Counterpoint Global Cayman Portfolio, Ltd., Developing Opportunity Cayman Portfolio, Ltd., Global Advantage Cayman Portfolio, Ltd., Global Opportunity Cayman Portfolio, Ltd., Global Permanence Cayman Portfolio, Ltd., Growth Cayman Portfolio, Ltd., Inception Cayman Portfolio, Ltd., International Advantage Cayman Portfolio, Ltd., International Opportunity Cayman Portfolio, Ltd. and Permanence Cayman Portfolio, Ltd., is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 241 to the Registration Statement on Form N-1A filed on June 11, 2021.

(9)

Form of Fund of Funds Investment Agreement are incorporated herein by reference to Exhibit (h)(9) to Post-Effective Amendment No. 251 to the Registration Statement on Form N-1A filed on April 29, 2022.

(10)

Call Center and Transfer Agency Services Amendment, dated November 28, 2022, to the Administration Agreement with Morgan Stanley Investment Management Inc., dated as of January 1, 2014, is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 218 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund Trust, filed on January 27, 2023.

(11)

Amendment to the Transfer Agency and Service Agreement with DST Asset Manager Solutions, Inc., dated November 28, 2022, is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 218 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund Trust, filed on January 27, 2023.

(12)

Amended and Restated Schedule A, dated March 31, 2021, to the Amended and Restated Administration Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated August 26, 2016, is incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 259 to the Registration Statement on Form N-1A, as filed on March 1, 2024.

(i) (1)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP is incorporated herein by reference to Exhibit (i)(1) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(2)	Opinion and Consent of Clifford Chance US LLP is incorporated herein by reference to Exhibit (i)(2) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(3)	Opinion and Consent of Clifford Chance US LLP (with respect to the International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (i)(3) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(4)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (i)(4) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(5)	Opinion and Consent of Clifford Chance US LLP (with respect to the Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), is incorporated herein by reference to Exhibit (i)(5) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(6)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), is incorporated herein by reference to Exhibit (i)(6) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(7)	Opinion and Consent of Clifford Chance US LLP (with respect to the Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (i)(7) to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed on August 1, 2006.

(8)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (i)(8) to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed on August 1, 2006.

(9)	Opinion and Consent of Clifford Chance, LLP (with respect to the Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(9) to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(10)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the Disciplined Large Cap Value Active Extension and Systematic Large Cap Core Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(10) to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(11)	Opinion and Consent of Clifford Chance US LLP (with respect to the International Growth Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(11) to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, filed on July 18, 2007.

(12)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the International Growth Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(12) to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, filed on July 18, 2007.

(13)	Opinion and Consent of Clifford Chance US LLP (with respect to U.S. Small/Mid Cap Value Portfolio), is incorporated herein by reference to Exhibit (i)(13) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(14)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to U.S. Small/Mid Cap Value Portfolio), is incorporated herein by reference to Exhibit (i)(14) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(15)	Opinion and Consent of Clifford Chance US LLP (with respect to Class H Shares), is incorporated herein by reference to Exhibit (i)(15) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(16)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to Class H Shares), is incorporated herein by reference to Exhibit (i)(16) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(17)	Opinion and Consent of Clifford Chance US LLP (with respect to Class L Shares), is incorporated herein by reference to Exhibit (i)(17) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(18)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to Class L Shares), is incorporated herein by reference to Exhibit (i)(18) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(19)	Opinion and Consent of Clifford Chance US LLP (with respect to Class P shares of International Small Cap Portfolio), is incorporated herein by reference to Exhibit (i)(19) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed October 17, 2008.

(20)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to Class P shares of International Small Cap Portfolio), is incorporated herein by reference to Exhibit (i)(20) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed October 17, 2008.

(21)	Opinion and Consent of Dechert LLP (with respect to Advantage, Equity Growth, Global Growth and International Opportunity Portfolios), is incorporated herein by reference to Exhibit (i)(22) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(22)	Opinion of Ballard Spahr LLP (with respect to Advantage, Equity Growth, Global Growth and International Opportunity Portfolios), is incorporated herein by reference to Exhibit (i)(23) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(23)	Opinion and Consent of Dechert LLP (with respect to Select Global Infrastructure Portfolio), is incorporated herein by reference to Exhibit (i)(23) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(24)	Opinion of Ballard Spahr LLP (with respect to Select Global Infrastructure Portfolio), is incorporated herein by reference to Exhibit (i)(24) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(25)	Opinion and Consent of Dechert LLP (with respect to Global Advantage, Global Discovery and International Advantage Portfolios), is incorporated herein by reference to Exhibit (i)(25) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(26)	Opinion of Ballard Spahr LLP (with respect to Global Advantage, Global Discovery and International Advantage Portfolios), is incorporated herein by reference to Exhibit (i)(26) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(27)	Opinion and Consent of Dechert LLP (with respect to Asian Equity Portfolio), is incorporated herein by reference to Exhibit (i)(27) to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A filed on December 22, 2010.

(28)	Opinion of Ballard Spahr LLP (with respect to Asian Equity Portfolio), is incorporated herein by reference to Exhibit (i)(28) to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A filed on December 22, 2010.

(29)	Opinion and Consent of Dechert LLP (with respect to Class H and Class L shares of Small Company Growth and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(29) to Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on August 22, 2011.

(30)	Opinion of Ballard Spahr LLP (with respect to Class H and Class L shares of Small Company Growth and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(30) to Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on August 22, 2011.

(31)	Opinion and Consent of Dechert LLP (with respect to Global Insight and Insight Portfolios), is incorporated herein by reference to Exhibit (i)(31) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on December 9, 2011.

(32)	Opinion of Ballard Spahr LLP (with respect to Global Insight and Insight Portfolios), is incorporated herein by reference to Exhibit (i)(32) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on December 9, 2011.

(33)	Opinion of Dechert LLP (with respect to Class H and Class L shares of Active International Allocation, Emerging Markets Equity, Focus Growth, Global Franchise, Growth, International Equity, International Real Estate and International Small Cap Portfolios), is incorporated by reference to Exhibit (i)(33) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(34)	Opinion of Ballard Spahr LLP (with respect to Class H and Class L shares of Active International Allocation, Emerging Markets Equity, Focus Growth, Global Franchise, Growth, International Equity, International Real Estate and International Small Cap Portfolios), is incorporated by reference to Exhibit (i)(34) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(35)	Opinion and Consent of Dechert LLP (with respect to Emerging Markets External Debt, Multi-Asset and Total Emerging Markets Portfolios), is incorporated by reference to Exhibit (i)(35) to Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A filed on May 23, 2012.

(36)	Opinion of Ballard Spahr LLP (with respect to Emerging Markets External Debt, Multi-Asset and Total Emerging Markets Portfolios), is incorporated by reference to Exhibit (i)(36) to Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A filed on May 23, 2012.

(37)	Opinion and Consent of Dechert LLP (with respect to Frontier Emerging Markets Portfolio), are incorporated by reference to Exhibit (i)(37) to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 26, 2012.

(38)	Opinion of Ballard Spahr LLP (with respect to Frontier Emerging Markets Portfolio), is incorporated by reference to Exhibit (i)(38) to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 26, 2012.

(39)	Opinion and Consent of Dechert LLP (with respect to Class IS shares of Advantage, Emerging Markets, Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Opportunity, Global Real Estate, Growth, International Equity, International Opportunity, International Real Estate, Opportunity, Select Global Infrastructure and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A filed on June 13, 2013.

(40)	Opinion of Ballard Spahr LLP (with respect to Class IS shares of Advantage, Emerging Markets, Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Opportunity, Global Real Estate, Growth, International Equity, International Opportunity, International Real Estate, Opportunity, Select Global Infrastructure and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(42) to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A filed on June 13, 2013.

(41)	Opinion and Consent of Dechert LLP (with respect to Class IS shares of Small Company Growth Portfolio), is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amendment No. 121 to the Registration Statement on Form N-1A filed on July 12, 2013.

(42)	Opinion of Ballard Spahr LLP (with respect to Class IS shares of Small Company Growth Portfolio), is incorporated herein by reference to Exhibit (i)(42) to Post-Effective Amendment No. 121 to the Registration Statement on Form N-1A filed on July 12, 2013.

(43)	Opinion and Consent of Dechert LLP (with respect to the Global Quality Portfolio), is incorporated herein by reference to Exhibit (i)(43) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(44)	Opinion of Ballard Spahr LLP (with respect to the Global Quality Portfolio), is incorporated herein by reference to Exhibit (i)(44) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(45)	Opinion and Consent of Dechert LLP (with respect to Emerging Markets Leaders Portfolio), is incorporated herein by reference to Exhibit (i)(45) to Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A filed on November 25, 2014.

(46)	Opinion of Ballard Spahr LLP (with respect to Emerging Markets Leaders Portfolio), is incorporated herein by reference to Exhibit (i)(46) to Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A filed on November 25, 2014.

(47)	Opinion and Consent of Dechert LLP (with respect to Class IS shares of Frontier Emerging Markets Portfolio), is incorporated herein by reference to Exhibit (i)(47) to Post-Effective Amendment No. 133 to the Registration Statement on Form N-1A filed on February 13, 2015.

(48)	Opinion of Ballard Spahr LLP (with respect to Class IS shares of Frontier Emerging Markets Portfolio), is incorporated herein by reference to Exhibit (i)(48) to Post-Effective Amendment No. 133 to the Registration Statement on Form N-1A filed on February 13, 2015.

(49)	Opinion and Consent of Dechert LLP (with respect to Class C shares of all Portfolios), is incorporated herein by reference to Exhibit (i)(49) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(50)	Opinion of Ballard Spahr LLP (with respect to Class C shares of all Portfolios), is incorporated herein by reference to Exhibit (i)(50) to Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A filed on April 27, 2015.

(51)	Opinion and Consent of Dechert LLP (with respect to Class IS shares of Global Franchise and Multi-Asset Portfolios), is incorporated herein by reference to Exhibit (i)(51) to Post-Effective Amendment No. 138 to the Registration Statement on Form N-1A filed on May 12, 2015.

(52)	Opinion of Ballard Spahr LLP (with respect to Class IS shares of Global Franchise and Multi-Asset Portfolios), is incorporated herein by reference to Exhibit (i)(52) to Post-Effective Amendment No. 138 to the Registration Statement on Form N-1A filed on May 12, 2015.

(53)	Opinion and Consent of Dechert LLP (with respect to Asia Opportunity Portfolio), is incorporated herein by reference to Exhibit (i)(53) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(54)	Opinion of Ballard Spahr LLP (with respect to Asia Opportunity Portfolio), is incorporated herein by reference to Exhibit (i)(54) to Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A filed on December 1, 2015.

(55)	Opinion and Consent of Dechert LLP (with respect to Emerging Markets Small Cap Portfolio), is incorporated herein by reference to Exhibit (i)(55) to Post-Effective Amendment No. 144 to the Registration Statement on Form N-1A filed on December 2, 2015.

(56)	Opinion of Ballard Spahr LLP (with respect to Emerging Markets Small Cap Portfolio), is incorporated herein by reference to Exhibit (i)(56) to Post-Effective Amendment No. 144 to the Registration Statement on Form N-1A filed on December 2, 2015.

(57)	Opinion and Consent of Dechert LLP (with respect to Fundamental Multi-Cap Core, Global Concentrated, Global Core and US Core Portfolios), is incorporated by reference to Exhibit (i)(57) to Post-Effective Amendment No. 150 to the Registration Statement on Form N-1A filed on May 11, 2016.

(58)	Opinion of Ballard Spahr LLP (with respect to Fundamental Multi-Cap Core, Global Concentrated, Global Core and US Core Portfolios), is incorporated by reference to Exhibit (i)(58) to Post-Effective Amendment No. 150 to the Registration Statement on Form N-1A filed on May 11, 2016.

(59)	Opinion and Consent of Dechert LLP (with respect to Emerging Markets Breakout Nations Portfolio), is incorporated herein by reference to Exhibit (i)(59) to Post-Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 13, 2016.

(60)	Opinion of Ballard Spahr LLP (with respect to Emerging Markets Breakout Nations Portfolio), is incorporated herein by reference to Exhibit (i)(60) to Post-Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 13, 2016.

(61)	Opinion and Consent of Dechert LLP (with respect to Global Counterpoint Portfolio), is incorporated herein by reference to Exhibit (i)(61) to Post-Effective Amendment No. 180 to the Registration Statement on Form N-1A filed on December 15, 2017.

(62)	Opinion of Ballard Spahr LLP (with respect to Global Counterpoint Portfolio), is incorporated herein by reference to Exhibit (i)(62) to Post-Effective Amendment No. 180 to the Registration Statement on Form N-1A filed on December 15, 2017.

(63)	Opinion of Dechert LLP (with respect to Global Concentrated Real Estate and Real Assets Portfolios), is incorporated herein by reference to Exhibit (i)(63) to Post-Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on May 29, 2018.

(64)	Opinion of Ballard Spahr LLP (with respect to Global Concentrated Real Estate and Real Assets Portfolios), is incorporated herein by reference to Exhibit (i)(64) to Post-Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on May 29, 2018.

(65)	Opinion and Consent of Dechert LLP (with respect to Class IS shares of Global Discovery, Insight and International Advantage Portfolios and Class IR shares of Emerging Markets, Global Discovery, Global Infrastructure, Global Opportunity, Global Real Estate, Growth, International Opportunity and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(65) to Post-Effective Amendment No. 207 to the Registration Statement on Form N-1A filed on June 7, 2018.

(66)	Opinion of Ballard Spahr LLP (with respect to Class IS shares of Global Discovery, Insight and International Advantage Portfolios and Class IR shares of Emerging Markets, Global Discovery, Global Infrastructure, Global Opportunity, Global Real Estate, Growth, International Opportunity and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(66) to Post-Effective Amendment No. 207 to the Registration Statement on Form N-1A filed on June 7, 2018.

(67)	Opinion and Consent of Dechert LLP (with respect to Global Permanence Portfolio), is incorporated herein by reference to Exhibit (i)(67) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(68)	Opinion of Ballard Spahr LLP (with respect to Global Permanence Portfolio), is incorporated herein by reference to Exhibit (i)(68) to Post-Effective Amendment No. 212 to the Registration Statement on Form N-1A filed on October 4, 2018.

(69)	Opinion and Consent of Dechert LLP (with respect to Global Permanence Portfolio), is incorporated herein by reference to Exhibit (i)(69) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on April 12, 2019.

(70)

Opinion of Ballard Spahr LLP (with respect to Global Permanence Portfolio), is incorporated herein by reference to Exhibit (i)(70) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on April 12, 2019.

(71)	Opinion and Consent of Dechert LLP (with respect to China Equity Portfolio), is incorporated herein by reference to Exhibit (i)(71) to Post-Effective Amendment No. 221 to the Registration Statement on Form N-1A filed on August 28, 2019.

(72)

Opinion of Ballard Spahr LLP (with respect to China Equity Portfolio), is incorporated herein by reference to Exhibit (i)(72) to Post-Effective Amendment No. 221 to the Registration Statement on Form N-1A filed on August 28, 2019.

(73)	Opinion and Consent of Dechert LLP (with respect to Class IS shares and Class IR shares of Active International Allocation Portfolio), is incorporated herein by reference to Exhibit (i)(73) to Post-Effective Amendment No. 224 to the Registration Statement on Form N-1A filed on October 22, 2019.

(74)	Opinion of Ballard Spahr LLP (with respect to Class IS shares and Class IR shares of Active International Allocation Portfolio), is incorporated herein by reference to Exhibit (i)(74) to Post-Effective Amendment No. 224 to the Registration Statement on Form N-1A filed on October 22, 2019.

(75)	Opinion and Consent of Dechert LLP (with respect to Developing Opportunity Portfolio), is incorporated herein by reference to Exhibit (i)(75) to Post-Effective Amendment No. 226 to the Registration Statement on Form N-1A filed on December 13, 2019.

(76)	Opinion and Consent of Ballard Spahr LLP (with respect to Developing Opportunity Portfolio), is incorporated herein by reference to Exhibit (i)(76) to Post-Effective Amendment No. 226 to the Registration Statement on Form N-1A filed on December 13, 2019.

(77)	Opinion and Consent of Dechert LLP (with respect to Permanence Portfolio), is incorporated herein by reference to Exhibit (i)(77) to Post-Effective Amendment No. 230 to the Registration Statement on Form N-1A filed on March 6, 2020.

(78)	Opinion and Consent of Ballard Spahr LLP (with respect to Permanence Portfolio), is incorporated herein by reference to Exhibit (i)(78) to Post-Effective Amendment No. 230 to the Registration Statement on Form N-1A filed on March 6, 2020.

(79)	Opinion and Consent of Dechert LLP (with respect to Class IR shares of Emerging Markets Leaders Portfolio), dated April 6, 2021, are incorporated herein by reference to Exhibit (i)(79) to Post-Effective Amendment No. 236 to the Registration Statement on Form N-1A filed on April 6, 2021.

(80)	Opinion and Consent of Ballard Spahr LLP (with respect to Class IR shares of Emerging Markets Leaders Portfolio), dated April 6, 2021, are incorporated herein by reference to Exhibit (i)(80) to Post-Effective Amendment No. 236 to the Registration Statement on Form N-1A filed on April 6, 2021.

(81)	Opinion and Consent of Dechert LLP (with respect to Class IS shares of Global Insight Portfolio), dated June 11, 2021, are incorporated herein by reference to Exhibit (i)(79) to Post-Effective Amendment No. 241 to the Registration Statement on Form N-1A filed on June 11, 2021.

(82)	Opinion and Consent of Ballard Spahr LLP (with respect to Class IS shares of Global Insight Portfolio), dated June 11, 2021, are incorporated herein by reference to Exhibit (i)(80) to Post-Effective Amendment No. 241 to the Registration Statement on Form N-1A filed on June 11, 2021.

(83)	Opinion and Consent of Dechert LLP (with respect to Global Focus Real Estate Portfolio), dated July 14, 2021, are incorporated herein by reference to Exhibit (i)(83) to Post-Effective Amendment No. 246 to the Registration Statement on Form N-1A filed on July 14, 2021.

(84)	Opinion and Consent of Ballard Spahr LLP (with respect to Global Focus Real Estate Portfolio), dated July 14, 2021, are incorporated herein by reference to Exhibit (i)(84) to Post-Effective Amendment No. 246 to the Registration Statement on Form N-1A filed on July 14, 2021.

(85)

Opinion and Consent of Dechert LLP (with respect to U.S. Focus Real Estate Portfolio), dated September 13, 2021, are incorporated herein by reference to Exhibit (i)(85) to Post-Effective Amendment No. 248 to the Registration Statement on Form N-1A filed on September 13, 2021.

(86)	Opinion and Consent of Ballard Spahr LLP (with respect to U.S. Focus Real Estate Portfolio), dated September 13, 2021, are incorporated herein by reference to Exhibit (i)(86) to Post-Effective Amendment No. 248 to the Registration Statement on Form N-1A filed on September 13, 2021.

(87)

Opinion and Consent of Dechert LLP (with respect to Vitality Portfolio), dated December 21, 2021, are incorporated herein by reference to Exhibit (i)(87) to Post-Effective Amendment No. 250 to the Registration Statement on Form N-1A filed on December 21, 2021.

(88)

Opinion and Consent of Ballard Spahr LLP (with respect to Vitality Portfolio), dated December 21, 2021, are incorporated herein by reference to Exhibit (i)(88) to Post-Effective Amendment No. 250 to the Registration Statement on Form N-1A filed on December 21, 2021.

(89)	Opinion and Consent of Dechert LLP (with respect to Sustainable Emerging Markets Portfolio), are incorporated herein by reference to Exhibit (i)(89) to Post-Effective Amendment No. 255 to the Registration Statement on Form N-1A filed on July 13, 2022.

(90)	Opinion and Consent of Ballard Spahr LLP (with respect to Sustainable Emerging Markets Portfolio), are incorporated herein by reference to Exhibit (i)(90) to Post-Effective Amendment No. 255 to the Registration Statement on Form N-1A filed on July 13, 2022.

(91)	Opinion and Consent of Dechert LLP (with respect to American Resilience and International Resilience Portfolios), are incorporated herein by reference to Exhibit (i)(91) to Post-Effective Amendment No. 256 to the Registration Statement on Form N-1A filed on July 13, 2022.

(92)

Opinion and Consent of Ballard Spahr LLP (with respect to American Resilience and International Resilience Portfolios), are incorporated herein by reference to Exhibit (i)(92) to Post-Effective Amendment No. 256 to the Registration Statement on Form N-1A filed on July 13, 2022.

(93)	Consent of Dechert LLP, filed herein.

(j)	Consent of Independent Registered Public Accounting Firm, filed herein.

(k)	Not applicable.

(l)	Purchase Agreement, is incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on August 1, 1995.

(m) (1)	Amended and Restated Shareholder Services Plan under Rule 12b-1 for Class A Shares, dated December 21, 2021, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 260 to the Registration Statement on Form N-1A filed on April 26, 2024.

(2)	Amended and Restated Distribution and Shareholder Services Plan under Rule 12b-1 for Class L Shares is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 260 to the Registration Statement on Form N-1A filed on April 26, 2024.

(3)	Distribution and Shareholder Services Plan under Rule 12b-1 for Class C Shares, dated December 21, 2021, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 260 to the Registration Statement on Form N-1A filed on April 26, 2024.

(n)	Amended and Restated Multiple Class 18f-3 Plan, is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 255 to the Registration Statement on Form N-1A filed on July 13, 2022.

(o)	Reserved.

(p) (1)	Code of Ethics for Morgan Stanley Investment Management, dated December 12, 2023, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Morgan Stanley ETF Trust, as filed on January 12, 2024.

(2)	Code of Ethics for Morgan Stanley Funds, dated May 9, 2023, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Morgan Stanley ETF Trust, as filed on July 24, 2023.

(q) (1)	Power of Attorney of Trustees, dated June 13, 2024, is incorporated herein by reference to Exhibit (q)(1) to Post-Effective Amendment No. 262 to the Registration Statement on Form N-1A filed on June 27, 2024.

ITEM 29. Persons Controlled by or Under Common Control with the Fund

None

ITEM 30. Indemnification

Reference is made to Article Seven of the Registrant’s Articles of Incorporation which is incorporated by reference herein:

Insofar as indemnification for liability may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to paragraph 7 of the Registrant’s Investment Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, reckless disregard by the Adviser of its obligations and duties hereunder or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act), the Adviser shall not be subject to any liability whatsoever to the Registrant, or to any shareholder of the Registrant, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Registrant.

Pursuant to paragraph 7 of the Registrant’s Administration Agreement, the Administrator has no liability for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the gross negligence or willful misconduct. The Registrant agrees to indemnify and hold the Administrator, and third parties providing services for the benefit of the Registrant through arrangements with the Administrator, harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by such person resulting from any claim, demand, action or omission by it in the performance of its duties under the Agreement or such arrangements with the Administrator, or as a result of acting upon any instructions reasonably believed by any such person to have been executed by a duly authorized officer of the Registrant or of its investment advisers, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers, employees or agents in cases of its or their own gross negligence or willful misconduct. Further, the Agreement does not protect the Administrator, its directors, officers and/or employees against liability to the Registrant or its shareholders to which it might otherwise be subject by reason of any fraud, willful misfeasance or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Agreement.

Pursuant to section 5 of the Registrant’s Distribution Agreement, the Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors and any person who controls the Distributor, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims,  demands or liabilities and any counsel fees incurred in connection therewith)  which the Distributor, its officers, directors or any such controlling person, arising out of or based upon any untrue statement of a material fact contained in the Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registration Statement or Prospectus, but only in the event that a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and except in the case of the Distributor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement.

ITEM 31. Business and Other Connections of Investment Adviser

Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed below serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

See “Fund Management” in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Inc. is a wholly-owned subsidiary of Morgan Stanley.

Set forth below is the name and principal business address of each company for which directors or officers of Morgan Stanley Investment Management Inc. serve as directors, officers or employees. In addition to their position with Morgan Stanley Investment Management Inc., certain directors and officers of Morgan Stanley Investment Inc. also hold various positions with, and engage in business for, Morgan Stanley or its other subsidiaries.

Morgan Stanley Investment Management Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley Services Company Inc.

1585 Broadway, New York, NY 10036

Listed below as of December 31, 2023 are the officers and Directors of Morgan Stanley Investment Management Inc.:

NAME AND POSITION WITH	OTHER SUBSTANTIAL BUSINESS,
MORGAN STANLEY INVESTMENT MANAGEMENT INC.	PROFESSION OR VOCATION

Jacques Chappius(1) Managing Director and Co-President	Managing Director of Morgan Stanley.

Benjamin Huneke(2) Managing Director and Co-President	Managing Director of Morgan Stanley.

Stefanie V. Chang Yu Managing Director, Secretary and General Counsel	Managing Director and Secretary of other entities affiliated with the Adviser.

Deidre Downes(3) Managing Director and Chief Compliance Officer

Jeannine Ali Managing Director and Chief Financial Officer

John Hagarty Managing Director and Director

Lisa Buhain Winslow Managing Director and Director

Anita Rios Executive Director and Treasurer

Anton Kuzmanov Managing Director and Director

Tatiana Segal Managing Director and Director

Jared P. Wong Executive Director and Chief Anti-Money Laundering Officer	Executive Director and Anti-Money Laundering Officer of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company, Inc.

(1)       Mr. Jacques Chappius became a Co-President effective in January 2024.

(2)        Mr. Benjamin Huneke became a Co-President effective in January 2024.

(3)        Ms. Deidre Downes became a Managing Director effective in January 2024.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-15757) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 32. Principal Underwriters

(a)      Morgan Stanley Distribution, Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distribution, Inc. is also the principal underwriter of the following investment companies:

(1)	Morgan Stanley Global Fixed Income Opportunities Fund

(2)	Morgan Stanley Europe Opportunity Fund Inc.

(3)	Morgan Stanley Institutional Fund Trust

(4)	Morgan Stanley Institutional Liquidity Funds

(5)	Morgan Stanley Mortgage Securities Trust

(6)	Morgan Stanley Insight Fund

(7)	Morgan Stanley U.S. Government Money Market Trust

(8)	Morgan Stanley Long Duration Government Opportunities Fund

(9)	Morgan Stanley Variable Insurance Fund, Inc

(b)      The following information is given as of December 31, 2023 regarding directors and officers of Morgan Stanley Distribution, Inc. The principal address of Morgan Stanley Distribution, Inc. is 1585 Broadway, New York, NY 10036.

NAME AND PRINCIPAL BUSINESS	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
ADDRESS	UNDERWRITER	REGISTRANT

Matthew J. Witkos	President	None

David Smith	Chief Compliance Officer	None

Jared P. Wong	Chief Anti-Money Laundering Officer	None

Mary E. Mullin	General Counsel	None

Jacques Chappuis	Managing Director	None

Jeffrey Corso	Managing Director	None

Frank J Famiglietti	Managing Director	None

Frederick McMullen	Managing Director	None

Samantha Schoen	Managing Director	None

Brian Taranto	Managing Director	None

Anita Rios	Treasurer	None

Luis Castello	Assistant Treasurer	None

John Crowe	Principal Financial Officer and Financial and Operations Principal	None

Gary Lynn	Financial and Operations Principal	None

Aaron Guth	Secretary	None

Lawrence L. Fahey	Principal Operations Officer	None

Erick Lopez	Deputy Anti-Money Laundering Officer	None

 (c)     Not applicable.

ITEM 33. Location of Accounts and Records

State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.

State Street Bank and Trust Company

One Congress Street

Boston, MA 02114

(records relating to its function as custodian and sub-administrator)

SS&C Global Investor and Distribution Solutions, Inc.

333 W 11th Street

Kansas City, MO 64105

(records relating to its functions as transfer agent and dividend disbursing agent)

Morgan Stanley Investment Management Inc.

1633 Broadway

New York, NY 10019

(records relating to its function as investment adviser and administrator)

Morgan Stanley Investment Management Inc.

1585 Broadway

New York, NY 10036

(records relating to its function as investment adviser and administrator)

ITEM 34. Management Services

Registrant is not a party to any such management-related service contract.

ITEM 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 3rd day of July, 2024.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By:	/s/ John H. Gernon
John H. Gernon
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 263 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures			Title	Date

(1) Principal Executive Officer			President and Principal Executive Officer

By:	/s/ John H. Gernon			July 3, 2024
John H. Gernon

(2) Principal Financial Officer			Principal Financial Officer

By:	/s/ Francis J. Smith			July 3, 2024
Francis J. Smith

(3) Directors

	Frank L. Bowman	Jakki L. Haussler
	Frances L. Cashman	Dr. Manuel H. Johnson
	Kathleen A. Dennis	Michael F. Klein
	Nancy C. Everett	Patricia A. Maleski
	Richard G. Gould III	W. Allen Reed (Chairman)
Eddie A. Grier

By:	/s/ Mark F. Parise			July 3, 2024
Mark F. Parise
Signed by Attorney-in-Fact for each of the Directors Named Above

EXHIBIT INDEX

MORGAN STANLEY INSTITUTIONAL FUND, INC.

(i)(93)	Consent of Dechert LLP.
(j)	Consent of Independent Registered Public Accounting Firm.
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase